As filed with the Securities and Exchange Commission on or about April 24, 2026

Registration Statement File No. 333-203063
Registration Statement File No. 811-08619

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐  Pre-Effective Amendment No.

☒  Post-Effective Amendment No. 13

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒   Amendment No. 267
(Check appropriate box or boxes.)

Massachusetts Mutual Variable Annuity Separate Account 4
(Exact Name of Registered Separate Account)

Massachusetts Mutual Life Insurance Company
(Name of Insurance Company)

1295 State Street, Springfield, Massachusetts 01111-0001
(Address of Insurance Company’s Principal Executive Offices)

(413) 788-8411
(Insurance Company’s Telephone Number, including Area Code)

Gary Murtagh
Head of Insurance Product & Operations Law
Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts 01111-0001
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on April 27, 2026 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on __________ pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 (“Securities Act”).

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

☐	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))

☐	If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

☐	Insurance Company relying on Rule 12h-7 under the Exchange Act

☐	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Title of Securities Being Registered: Units of Interest in MassMutual Capital Vantage®, an Individual Flexible Premium Deferred Variable Annuity Contract.

MassMutual Capital Vantage® Variable Annuity
Issued by Massachusetts Mutual Life Insurance Company
Massachusetts Mutual Variable Annuity Separate Account 4
Contract Classes: B-Share, C-Share
This prospectus describes an individual flexible premium deferred variable annuity contract (Contract) offered by Massachusetts Mutual Life Insurance Company (“MassMutual®,” “Company,” “we,” “us”). The Contract offers a choice of features and benefits.
You, as the Owner of the Contract (“you,” “Owner”), determine which ones may be appropriate for you, based on your financial circumstances and objectives. The fees and charges that you pay are based on the features and benefits applicable to your Contract.
You may accumulate value under your Contract by allocating your money to one or more variable investment divisions (Sub-Accounts) of Massachusetts Mutual Variable Annuity Separate Account 4 (Separate Account). Each Sub-Account, in turn, invests in one of the investment entities (Funds) listed in “Appendix A – Investment Options Available Under the Contract.” The investment options available to you are restricted if you elect the Return of Purchase Payment (ROP) Death Benefit. See “Death Benefit – Death Benefit Amount During the Accumulation Phase – Return of Purchase Payment Death Benefit (ROP Death Benefit)” for more information.
The Contract is a complex investment and involves risks, including potential loss of all amounts you allocate to a Sub-Account. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals may result in the assessment of a Contingent Deferred Sales Charge, income tax, and premature distribution taxes.
The Contract:

is not a bank or credit union deposit or obligation.
is not FDIC or NCUA insured.
is not insured by any federal government agency.
is not guaranteed by any bank or credit union.

may go down in value.
provides guarantees that are subject to our financial strength and claims-paying ability.
IF YOU ARE A NEW INVESTOR IN THE CONTRACT, YOU MAY CANCEL YOUR CONTRACT WITHIN
10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.
In some states this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract Value. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission staff and is available at www.investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
This prospectus is not an offer to sell the Contract in any jurisdiction where it is illegal to offer the Contract nor is it an offer to sell the Contract to anyone to whom it is illegal to offer the Contract.
Please read this prospectus before investing. You should keep it for future reference. It contains important information about the MassMutual Capital Vantage  Variable Annuity.
Effective April 27, 2026

Glossary
Accumulation Phase. Begins on the date the Contract is issued and ends on the date the Owner applies the full Contract Value to an Annuity Option or upon Contract termination.
Accumulation Unit. A unit of measure used to determine your value in a Sub-Account during the Accumulation Phase.
Age. The attained age of any Owner or of any Annuitant, as applicable. Except when discussed in regards to specific tax provisions and for calculating Annuity Payments, Age refers to the Owner’s or Annuitant’s age as of his or her last birthday. If the Contract is owned by a non-natural person, then Age shall mean attained age of the Annuitant as of his/her last birthday. For purposes of calculating Annuity Payments we calculate the Annuitant’s Age based on his/her birthday nearest the applicable Annuity Date. See “The Annuity Phase – Annuity Age.”
Annuitant. The person(s) on whose life Annuity Payments are based, with the exception of the non-lifetime contingent option. See “The Annuity Phase – Non-Lifetime Contingent Option – Period Certain Annuity Option.” The term Annuitant also includes the joint Annuitant, if any. The Annuitant has no rights to the Contract.
Annuity Date. The date Annuity Payments begin. There may be more than one Annuity Date applicable to a Non-Qualified Contract if the Owner elects to apply only a portion of the Contract Value to an Annuity Option.
Annuity Options. Options available for Annuity Payments.
Annuity Payments. Series of payments made pursuant to the Annuity Option(s) elected.
Annuity Phase. The period that begins on the Annuity Date and ends with the last Annuity Payment. There may be more than one Annuity Phase applicable to a Non-Qualified Contract if the Owner elects to apply only a portion of the Contract Value to an Annuity Option.
Beneficiary. The person(s) or entity(ies) that the Owner designates to receive the death benefit provided by the Contract.
Business Day. Every day the New York Stock Exchange (NYSE), or its successor, is open for trading. Our Business Day ends at the Close of Business.
Close of Business. The time on a Business Day when the NYSE ends regular trading, usually at 4:00 p.m. Eastern Time. However, when the NYSE closes early or closes due to any emergency or SEC order, the Close of Business will occur at the same time.
Contingent Deferred Sales Charge (CDSC). A charge that may be assessed against each Purchase Payment withdrawn from the Contract.
Contract. The MassMutual Capital Vantage  Variable Annuity; an individual flexible premium deferred variable annuity contract.
Contract Anniversary. An anniversary of the Issue Date of the Contract.
Contract Value. The sum of your values in the Sub-Accounts during the Accumulation Phase.
Contract Value Death Benefit. The death benefit during the Accumulation Phase will be the Contract Value determined as of the Close of Business on the Business Day on which we receive both due proof of death and an election of the payment method in Good Order at our Service Center.
Contract Withdrawal Value. The Contract Value less any applicable Premium Taxes not previously deducted; less any applicable annual contract maintenance charge; less any applicable CDSC; less any Purchase Payments credited to the Contract that have not yet cleared the bank.
Contract Year. The first Contract Year is the annual period which begins on the Issue Date and ends on the last calendar day before the first Contract Anniversary. Subsequent Contract Years begin on subsequent Contract Anniversaries.
Fixed Annuity Payments. Annuity Payments made during the Annuity Phase which we guarantee as to the dollar amount of each Annuity Payment.
Fund(s). The investment entities into which the assets of the Separate Account will be invested.
General Account. The Company’s General Investment Account, which supports the Company’s annuity and insurance obligations. The General Account’s assets include all the assets of the Company with the exception of the Separate Account and the Company’s other segregated asset accounts.

Good Order. An instruction or transaction request that we receive at our Service Center generally is considered in “Good Order” if:

•	we receive it within the time limits, if any, prescribed in this prospectus for a particular request or transaction;

•	it includes all information necessary for us to execute the request or transaction; and

•	it is signed by you or persons authorized to provide instruction to engage in the request or transaction.

A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by our Service Center of the instructions related to the request or transaction in writing (or, when permitted, by telephone or internet) along with all forms, information and supporting legal documentation we require to effect the request or transaction. This information generally includes to the extent applicable: the completed application or instruction form; your Contract number; the transaction amount (in dollars or percentage terms); the names and allocation to and/or from the Sub-Accounts affected by the request or transaction; the signatures of all Owners; if necessary, Social Security Number or Tax Identification number; tax certification; and any other information or supporting documentation we may require including consents, certifications and guarantees. Instructions must be complete and sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We will not accept instructions that require additional requirements or burdens not provided for within the Contract. With respect to Purchase Payments, Good Order also generally includes receipt by us of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time. If you have any questions you may contact our Service Center before submitting the form or request. See “Purchasing a Contract – Sending Requests in Good Order” for more information.
Issue Date. The date on which the Contract becomes effective. The Issue Date is included in the Contract.
Joint Owner. A person entitled to ownership rights under the Contract. See “Ownership – Owner.”
Non-Business Day. Any day when the NYSE is not open for trading. Unless specified otherwise, if the due date for any activity required by the Contract falls on any day that is not a Business Day, performance of such activity will be rendered on the first Business Day following such due date.
Non-Qualified Contract. Your Contract is referred to as a Non-Qualified Contract if it is not used to fund a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, or a corporate pension and profit-sharing plan.
Owner. The person(s) or entity entitled to ownership rights under the Contract. We allow multiple Owners, subject to certain restrictions (see ‘‘Ownership’’). Where we describe multiple Owners, we refer to them as Joint Owners.
Premium Tax. A tax imposed by certain states and other jurisdictions when a Purchase Payment is made, when Annuity Payments begin, or when Contract Value is withdrawn.
Purchase Payment(s). Any amount paid to us by you or on your behalf with respect to the Contract during the Accumulation Phase, which may be decreased by the assessment of any applicable Premium Tax. Purchase Payments may not be added after the Annuity Date to any portion of the Contract Value that has been applied to an Annuity Option.
Qualified Contract. Your Contract is referred to as a Qualified Contract if it is used to fund a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, or a corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans). For information on the types of qualified plans for which the Contract is available, see “Taxes – Qualified Contracts.”
Required Minimum Distribution (RMD). A minimum amount the federal tax law requires to be withdrawn from certain Qualified Contracts each year. RMDs are generally required to begin by the required beginning date specified in IRC Section 401(a)(9).
ROP  Death Benefit. The greater of the Contract Value or the total Purchase Payments reduced by an adjustment for any withdrawals, determined as of the Close of Business on the Business Day on which we receive both due proof of death and an election of the payment method in Good Order at our Service Center. See “Death Benefit – Death Benefit Amount During the Accumulation Phase.”
Separate Account. The account that holds the assets underlying the Contract. The assets of the Separate Account are kept separate from the assets of the General Account and the Company’s other separate accounts.
Service Center. MassMutual, PO Box 758511, Topeka, KS 66675-8550, (866) 645-2362, (fax) (785) 286-6106, (email) MassMutual.services@zinnia.com, MassMutual.com. (Overnight mail address: MassMutual, Mail Zone 511, 5801 SW 6th Ave., Topeka, KS 66636-0001.)
Sub-Account(s). The Separate Account assets are divided into Sub-Accounts. The assets of each Sub-Account will be invested in the shares of a single Fund.

Written Notice. A written or electronic communication or instruction sent by the Company to the Owner. Any notice the Company sends to the Owner will be sent to the Owner’s last known address. The Owner must promptly provide the Company with notice of any Owner address change.
Written Request. A written communication or instruction sent by you to the Company. A Written Request must be in Good Order and must be received by the Company’s Service Center. The Company may consent to receiving requests electronically or by telephone at the Service Center.

Overview of the Contract

What is this Contract, and what is it designed to do? The MassMutual Capital Vantage  Variable Annuity is designed to enable you to accumulate assets through investments in one or more of the variable investment divisions (Sub-Accounts) of the Massachusetts Mutual Variable Annuity Separate Account 4 (Separate Account). The Contract can supplement your retirement income by providing a stream of income during the Annuity Phase. Before you begin receiving Annuity Payments, the Contract also provides a death benefit for your designated beneficiaries. The Contract may be appropriate if you have a long term investment horizon. It is not intended for people who need to take early or frequent withdrawals or who intend to engage in frequent trading among the Sub-Accounts of the Separate Account.

How do I accumulate assets in the Contract and receive income from the Contract? The Contract has two phases:
1) the Accumulation Phase and 2) the Annuity Phase.
The Contract offers numerous underlying funds. A list of the investment options available under the Contract is provided at the back of this prospectus. See “Appendix A – Investment Options Available Under the Contract.”
Accumulation Phase
During the Accumulation Phase, subject to certain restrictions, you may apply Purchase Payments to the Contract and allocate the Purchase Payments among the Sub-Accounts of the Separate Account, each of which invests in a mutual fund (Fund), with each Fund having its own investment strategy, investment adviser, expense ratio and returns.
Annuity Phase
During the Annuity Phase, you may receive Annuity Payments under the Contract by applying your Contract Value to a payment option.

∘
Depending on the payment option you select, payments may continue for the life of one or two Annuitants or for a specified period between 10 and 30 years. The payments will remain the same throughout the Annuity Phase, unless you elect either of the Joint and 2/3 Survivor Annuity Options, which reduce payments on the death of the first Annuitant.

∘
Unless you purchased your Contract through a qualified retirement plan or individual retirement annuity (IRA), you may elect to apply part of your Contract Value to an Annuity Option, so that you are participating in both the Accumulation Phase and the Annuity Phase simultaneously.

When you elect to receive Annuity Payments, the Contract Value is applied to an Annuity Option and you may no longer be able to withdraw money at will from that portion of the Contract. If you apply your full Contract Value to an Annuity Option, the Accumulation Phase will end.
You may elect to apply part of the Contract Value from your Non-Qualified Contract to an Annuity Option instead of your full Contract Value. If you elect to apply a portion of your Contract Value to an Annuity Option, the amount applied will be treated as a withdrawal for purposes of calculating the Return of Purchase Payment Death Benefit. If you choose to apply part of your Contract Value to an Annuity Option, it may have adverse tax consequences.

What are the share classes? When you purchase the Contract you must choose between two different share classes. The Contract offers a B-Share class and a C-Share class. The two share classes differ with respect to whether a CDSC is applicable and mortality and expense risk charges. Since the share class selected will determine the CDSC, if any, and mortality and expense risk charge associated with your Contract, you should familiarize yourself with both share class options before you decide to purchase the Contract. Once you have selected a share class and we issue the Contract, you cannot later select a different share class.
The B-Share class provides a five year CDSC schedule and a lower mortality and expense risk charge for the first five Contract Years than the C-Share class.
The C-Share class does not have a CDSC schedule, but it does have a higher mortality and expense risk charge than the B-Share class for the first five Contract Years.

After the fifth Contract Year, the mortality and expense risk charge for the C-Share class will be reduced. However, your share class will not change. Purchase Payments received after the fifth Contract Year for a B-Share class Contract will still have a five year CDSC schedule. The C-Share class will continue to not have a CDSC schedule.
Since the B-Share class has a CDSC period while the C-Share class has none, it may result in a higher cost to access your Contract Value. The lack of a CDSC for the C-Share class may result in a lower cost to access your Contract Value than the B-Share class, but the C-Share class has a higher mortality and expense risk charge for the first five Contract Years. The B-Share class may be more appropriate for someone with a longer investment time horizon, who does not intend to withdraw Contract Value in excess of the free withdrawal amount during the CDSC period, and who seeks a lower cost Contract. The C-Share class may be more appropriate for someone who may want to withdraw some or all of the Contract Value any time after making a Purchase Payment and is willing to pay a higher mortality and expense risk charge for the first five Contract Years.
When considering which share class to elect, it is important that you consider the appropriate balance between the cost of accessing your Contract Value and the impact of the mortality and expense risk charge on your Contract Value. Please note that the B-Share class provides a free withdrawal amount which allows the Owner to take a certain withdrawal amount each Contract Year without incurring a CDSC. See “Charges and Deductions – Contingent Deferred Sales Charge (CDSC).” You should consider discussing the benefits and costs of the different share classes with your registered representative.
Certain broker-dealers may not make both share classes available to you.

What are the primary features and options that the MassMutual Capital Vantage  Variable Annuity offers?

•
Contract classes. This prospectus refers to the following share classes: B-share class and C-share class. Each share class is subject to different charges. The share class that you select will be identified in your Contract. Not every share class or additional feature may be available to you. For certain distribution channels, this product is no longer available in the tax-qualified market.

•
Accessing your money. During the Accumulation Phase, you may make a partial or full withdrawal of your Contract Value by submitting a partial withdrawal form or full withdrawal form acceptable to us in Good Order to our Service Center. You may also submit the requests by other means that we authorize, such as email, telephone or fax. Contact our Service Center for details.

All withdrawals are subject to the limitations described in the prospectus. Withdrawal rights during the Annuity Phase will depend on the Annuity Option selected.

•
Tax treatment. You may transfer Contract Value among Sub-Accounts without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are generally taxed only when (1) you make a partial or full withdrawal;
(2) you receive an Annuity Payment under the Contract; or (3) upon payment of the death benefit.

•
Death Benefit. A Beneficiary will receive a death benefit in the event of your death prior to the Annuity Phase. You must select the Contract Value Death Benefit or, for an additional cost, the ROP Death Benefit  at the time you apply for the Contract. The number of Sub-Accounts available to you will be restricted if you elect the ROP  Death Benefit. The ROP  Death Benefit is not available for selection if the oldest Owner (or Annuitant, if the Owner is a non-natural person) is over the Age of 75 (maximum Age for Contract Value Death Benefit is 85). The ROP Death Benefit is the greater of (1) the Contract Value, as determined as of the Close of Business on the Business Day on which we receive both due proof of death and an election of the payment method in Good Order at our Service Center, or (2) the total Purchase Payments reduced by an adjustment for any withdrawals.

Once you select a death benefit feature and we issue the Contract, you cannot later select another death benefit feature.

•	Once the Annuity Phase commences, payments upon death may be available to Beneficiaries depending upon the Annuity Option elected. See “Death Benefit” and “The Annuity Phase.”

•	Additional Benefits and Services. We make certain additional services available under the Contract at no additional charge:

The Separate Account Dollar Cost Averaging Program allows you to transfer a set amount from a Sub-Account to any other Sub-Account on a regular schedule. The Automatic Rebalancing Program automatically  rebalances your Contract Value among your selected Sub-Accounts in order to restore your allocation to the original level. You may participate only in one Program at a time.

The Systematic Withdrawal Program allows you to set up automatic periodic withdrawals from your Contract Value. We will take any withdrawal under this Program proportionally from your Contract Value in your selected investment options.

The Terminal Illness Withdrawal Benefit allows you to withdraw all or a portion of your Contract Value without incurring a Contingent Deferred Sales Charge (CDSC) if we receive a Written Request in Good Order that certain conditions are met.

The Nursing Home and Hospital Withdrawal Benefit allows you to withdraw all or a portion of your Contract Value without incurring a CDSC if we receive a Written Request in Good Order that you (or the Annuitant, if the Owner of the Contract is not a natural person) have been admitted to a licensed nursing care facility or an accredited hospital and certain other conditions are satisfied. See “Additional Benefits” for a full explanation of the required conditions.

The Terminal Illness Withdrawal Benefit and the Nursing Home and Hospital Withdrawal Benefit are not available in all states and are applicable only if you elect the B-Share class.

The prospectus and Statement of Additional Information (SAI) describe all material terms and features of your Contract. Certain non-material provisions of your Contract may be different than the general description in the prospectus and the SAI, and certain riders may not be available because of legal requirements in your state. Any such state variations will be included in your Contract or in riders or endorsements attached to your Contract. See your Contract for specific variations. Also see “Appendix E – State Variations of Certain Contract Features.”

Important Information You Should Consider About the Contract

	FEES, EXPENSES, AND ADJUSTMENTS	LOCATION IN PROSPECTUS
Are There Charges or Adjustments for Early Withdrawals?
Yes. If you withdraw money from your B-Share Contract within  five years following your last Purchase Payment, you may be assessed a Contingent Deferred Sales Charge (CDSC) of up to 7% of the Purchase Payment withdrawn (less a 10% free withdrawal amount), declining to 0% after the fifth year.
For example, if you purchased the Contract and withdraw the $100,000 initial Purchase Payment during the first two years after your Purchase Payment, you could be assessed a charge of up to $6,300 on the Purchase Payment withdrawn. This could result in a loss of principal regardless of market performance. This loss will be greater if income taxes or premature distribution taxes apply.
Charges and Deductions – Contingent Deferred Sales Charge (CDSC)
Are There Transaction Charges?
No. Currently, we do not assess a charge to transfer Contract Value among the Sub-Accounts during the Accumulation Phase. However, we reserve the right to charge $20 per transfer in excess of 12 in a single calendar year.
Charges and Deductions – Transfer Fee

	FEES, EXPENSES, AND ADJUSTMENTS			LOCATION IN PROSPECTUS
Are There Ongoing Fees and Expenses?
Yes. The table below describes the fees and expenses that you may pay  each year, depending on the investment options and optional benefits you choose. Please refer to your Contract specifications page(s) for information about the specific fees you will pay each year based on the options you have elected.
Charges and Deductions
	Annual Fee	Minimum	Maximum
Base Contract (varies by Share Class)
	B-Share Contract	1.00%(1)	1.00%(1)
	C-Share Contract	1.45%(1)	1.45%(1)
	Fund fees and expenses	0.52%(2)	1.43%(2)
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.35%(3)	0.35%(4)

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could result in the assessment of CDSCs that substantially increase costs.

	Lowest Annual Cost:	Highest Annual Cost:(5)
	B-Share Contract: $1,357 C-Share Contract: $1,543	B-Share Contract: $2,329 C-Share Contract: $2,500

Assumes:
  Investment of $100,000
  5% annual appreciation
  Least expensive combination of Contract Share Class and Fund fees and expenses
  No optional benefits
  No CDSC
  No additional Purchase Payments, transfers, or withdrawals

Assumes:
  Investment of $100,000
  5% annual appreciation
  Most expensive combination of Contract Share Class, optional benefits and Fund fees and expenses
  No CDSC
  No additional Purchase Payments, transfers, or withdrawals

(1)	Represents the mortality and expense risk charge and administrative charge (charged as a percentage of average account value in the Separate Account on an annualized basis) and the annual contract maintenance charge (a fixed dollar amount that may be waived for certain Contract Value amounts) collected during the Contract Year that are attributable to the Contract divided by the total average net assets that are attributable to the Contract.
(2)	As a percentage of Fund assets.
(3)	This represents the lowest current charge for the optional benefit available with this Contract. It is the current charge for the Return of Purchase Payment Death Benefit (ROP Death Benefit). The charge is deducted daily as a percentage of the daily value of the assets invested in each Sub-Account.

(4)	This charge is the highest current charge for the optional benefit available with this contract. It is the current charge for the ROP Death Benefit. The charge is deducted daily as a percentage of the daily value of the assets invested in each Sub-Account.
(5)	The calculation of the highest annual cost assumes election of the ROP Death Benefit.

	RISKS	LOCATION IN PROSPECTUS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Is This a Short-Term Investment?
No.
  The B-Share Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.
  CDSCs may apply for up to five years (for B-Share Contracts) following your last Purchase Payment.
  If CDSCs apply, they will reduce the value of your Contract if you withdraw money during that time. The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon.
  Withdrawals may result in income taxes and premature distribution taxes.
Principal Risks of Investing in the Contract
What are the Risks Associated with the Investment Options?
  An investment in this Contract is subject to the risk of poor investment performance of the Funds you choose and can vary depending upon the performance of the Funds available under the Contract.
  Each Fund has its own unique risks.
  You should review the investment options, including prospectuses for the available Funds, before making an investment decision.
Principal Risks of Investing in the Contract
What are the Risks Related to the Insurance Company?
  Any obligations, guarantees, and benefits of the Contract are subject to the claims-paying ability of MassMutual. If MassMutual experiences financial distress, it may not be able to meet its obligations to you. More information about MassMutual, including its financial strength ratings, is available at www.MassMutual.com/ratings.
Principal Risks of Investing in the Contract

	RESTRICTIONS	LOCATION IN PROSPECTUS
Are There Restrictions on the Investment Options?
Yes.
  Currently, there is no charge when you transfer Contract Value among Sub-Accounts. However, we reserve the right to charge $20 per transfer in excess of 12 in a single calendar year.
  We reserve the right to remove or substitute Funds as investment options that are available under the Contract.
  We reserve the right to limit transfers if frequent or large transfers occur.
  If you have selected the ROP Death Benefit, there are allocation restrictions.

General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Options – The Funds
Transfers and Transfer Programs – Limits on Frequent Trading and Market Timing Activity
Death Benefit – ROP Death Benefit – ROP Death  Benefit Allocation Restrictions

Are There Any Restrictions on Contract Benefits?
Yes.
  The Return of Purchase Payment Death Benefit (ROP Death Benefit) is not available for selection if the oldest Owner (or Annuitant, if the Owner is a non-natural person) is over the Age of 75.
  If you select the ROP  Death Benefit, you will be subject to allocation restrictions. This means you will be limited in your choice of Sub-Account investments. This also means you will not be able to allocate Contract Value to all of the Sub-Accounts that are available to Owners who have not elected the ROP  Death Benefit. We impose allocation restrictions to reduce the risk of investment losses that may require us to use our General Account assets to honor the guarantee under the ROP  Death Benefit.
  If you select the ROP  Death Benefit, you cannot later select another death benefit feature.
  If you elect the ROP  Death Benefit we will deduct an additional charge from each Sub-Account in which you are invested to compensate us for the costs associated with this Death Benefit.
  Withdrawals will negatively impact the ROP  Death Benefit.
Death Benefit – ROP Death Benefit

	TAXES	LOCATION IN PROSPECTUS
What are the Contract’s Tax Implications?
  You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
  If your Contract is funding a qualified retirement plan or individual retirement annuity (IRA), you do not receive any additional tax deferral.
  Earnings on your Contract are taxed at ordinary income tax rates when you withdraw them, and you may have to pay an additional income tax if you take a withdrawal before age 59½. Earnings for this purpose consist of Contract Value in excess of your after-tax investment (cost basis) in the Contract.
  For certain distribution channels, this product is no longer available in the tax-qualified market.
Taxes

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
How are Investment Professionals Compensated?
  Your registered representative may receive compensation, in the form of commissions, for selling this Contract to you. If your registered representative is also a MassMutual insurance agent, they are also eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (contract retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the Contract may help these registered representatives and their supervisors qualify for such benefits.
  This conflict of interest may influence your registered representative to offer or recommend this Contract over another investment.
Distribution
Should I Exchange my Contract?
  In general you should be aware that some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. Thus, in general, you should only exchange your annuity contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate your existing contract, that it is preferable for you to purchase the new annuity rather than continue to own the existing annuity.
N/A

Additional Information about Fees
The following tables describe the fees and expenses you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page(s) for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract Value between investment options. State Premium Taxes may also be deducted.

Annual Transaction Expenses	Maximum	Current
Contingent Deferred Sales Charge (CDSC)(1)	7%	7%
(1)	The CDSC percentage charged is based on the number of full years from when the purchase payment is applied to the Contract to the date it is withdrawn. See Appendix B for an example.
For a B-Share Contract those percentages are 7% (for first two years), 6% (for 3rd year), 5% (for 4th year), 4% (for 5th year), and 0% (for 6th year and later).
The C-Share Contract does not have a CDSC schedule.
See “Charges and Deductions – Contingent Deferred Sales Charge (CDSC)” for more information.

Transfer Fee During the Accumulation Phase	$20 per transfer for each additional transfer in excess of the 12 free transfers per calendar year	$0
The next table describes fees and expenses you will pay each year during the time you own the Contract, not including underlying Fund fees and expenses.  If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses	Maximum	Current
Administrative Expenses	$40 per Contract Year(1)	$40 per Contract Year(1)
Base Contract Expenses (as a percentage of average account value)
B-Share Contract	1.00%(2)	1.00%(2)
C-Share Contract	1.45%(2)(3)	1.45%(2)(3)
(1)	This represents the annual contract maintenance charge. Currently, we waive this charge if, when we are to make the deduction, your Contract Value is $100,000 or more. We assess the charge on each Contract Anniversary and when you make a full withdrawal. For Contracts issued in New York, the charge is deducted on a pro-rated basis for full withdrawals.
(2)	The Base Contract Expenses represent the sum of the mortality and expense risk charge and the administrative charge. For the B-Share Contract, the current and maximum mortality and expense risk charge is 0.85% annually and the current and maximum administrative charge is 0.15% annually. For the C-Share Contract, the current and maximum mortality and expense risk charge is 1.30% annually and the current and maximum administrative charge is 0.15% annually. These charges are a percentage of average account value in the Separate Account on an annualized basis.
(3)	After your fifth Contract Anniversary, the Base Contract Expenses for the C-Share Contract will be reduced to 1.00%.

Optional Benefit Expenses	Maximum	Current
ROP Death Benefit	0.35%(1)	0.35%(1)
(1)	This charge is deducted daily as a percentage of the daily value of the assets invested in each Sub-Account.

Annual Fund Operating Expenses
The next item shows the minimum and maximum operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. Expenses shown may change over time and may be higher or lower in the future. A complete list of Funds available under the Contract, including their annual expenses, may be found in Appendix A.

Charge	Minimum	Maximum
Range of annual Fund operating expenses (including management fees, distribution and/or service (12b-1) fees and other expenses).(1)	0.52%	1.43%
(1)	The Fund expenses used to prepare this item were provided to us by the Funds. We have not independently verified such information provided to us by Funds that are not affiliated with us.
The information above describes the fees and expenses you pay related to the Contract. For information on compensation we may receive from the Funds and their advisers and sub-advisers, see “General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Options – Compensation We Receive from Funds, Advisers and Sub-Advisers.” For information on compensation we pay to broker-dealers selling the Contract, see “Distribution.”
Examples
These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other contracts that offer variable options. These costs include Owner transaction expenses, annual Contract expenses, and Fund fees and operating expenses.
The examples assume all Contract Value is allocated to the Funds.
Examples Using Current and Maximum Expenses (ROP  Death Benefit elected)
These examples assume that you:

•	withdraw all your Contract Value at the end of each year shown,

•	do not withdraw any of your Contract Value at the end of each year shown, or

•
decide to apply your entire Contract Value to an Annuity Option at the end of each year shown and no CDSC is applied. Note the Annuity Phase is not available until five years after the Issue Date unless state law requires a shorter period.

The examples also assume:

•	that you purchase either a B-Share or C-Share Contract,

•	that you elected the ROP Death Benefit,

•	that you invested $100,000 in the Contract for the time periods indicated,

•	that you allocated Contract Value to a Sub-Account that has a 5% return each year,

•	that you selected one of two Sub-Accounts – the one that invests in the Fund with the maximum operating expenses or the one that invests in the Fund with the minimum operating expenses,

•	that you made no transfers, and

•	that no Premium Taxes apply.

Based on the above assumptions, your costs would be as shown in the following tables. Your actual costs may be higher or lower.

B-Share

	Current Expenses				Maximum Expenses
Years	1	3	5	10	1	3	5	10
If you withdraw all of your Contract Value at the end of each year shown
Maximum Fund operating expenses	$9,120	$14,046	$18,328	$31,134	$9,080	$13,927	$18,131	$30,748
Minimum Fund operating expenses	$8,210	$11,309	$13,759	$21,987	$8,170	$11,187	$13,554	$21,566
If you do not withdraw any of your Contract Value at the end of each year shown
Maximum Fund operating expenses	$2,820	$8,646	$14,728	$31,134	$2,780	$8,527	$14,531	$30,748
Minimum Fund operating expenses	$1,910	$5,909	$10,159	$21,987	$1,870	$5,787	$9,954	$21,566
If you decide to begin the Annuity Phase at the end of each year shown
Maximum Fund operating expenses	N/A	N/A	$14,728	$31,134	N/A	N/A	$14,531	$30,748
Minimum Fund operating expenses	N/A	N/A	$10,159	$21,987	N/A	N/A	$9,954	$21,566
We estimate that the annual contract maintenance charge under the current expenses and maximum expenses would be $0 or, as a percentage, 0.00%.
C-Share

	Current Expenses				Maximum Expenses
Years	1	3	5	10	1	3	5	10
If you withdraw all of your Contract Value at the end of each year shown
Maximum total Fund operating expenses	$3,270	$9,981	$16,926	$32,973	$3,230	$9,863	$16,732	$32,595
Minimum total Fund operating expenses	$2,360	$7,269	$12,440	$24,012	$2,320	$7,148	$12,239	$23,600
If you do not withdraw any of your Contract Value at the end of each year shown
Maximum total Fund operating expenses	$3,270	$9,981	$16,926	$32,973	$3,230	$9,863	$16,732	$32,595
Minimum total Fund operating expenses	$2,360	$7,269	$12,440	$24,012	$2,320	$7,148	$12,239	$23,600
If you decide to begin the Annuity Phase at the end of each year shown
Maximum total Fund operating expenses	N/A	N/A	$16,926	$32,973	N/A	N/A	$16,732	$32,595
Minimum total Fund operating expenses	N/A	N/A	$12,440	$24,012	N/A	N/A	$12,239	$23,600
We estimate that the annual contract maintenance charge under the current expenses and maximum expenses would be $0 or, as a percentage, 0.00%.

Examples Using Current and Maximum Expenses (ROP  Death Benefit not elected)
These examples assume that you:

•	withdraw all your Contract Value at the end of each year shown,

•	do not withdraw any of your Contract Value at the end of each year shown, or

•
decide to apply your entire Contract Value to an Annuity Option at the end of each year shown and no CDSC is applied. Note the Annuity Phase is not available until five years after the Issue Date unless state law requires a shorter period.

The examples also assume:

•	that you purchase either a B-Share or C-Share Contract,

•	that you did not elect the ROP Death Benefit, which would include additional charges on your Contract,

•	that you invested $100,000 in the Contract for the time periods indicated,

•	that you allocated Contract Value to a Sub-Account that has a 5% return each year,

•	that you selected one of two Sub-Accounts – the one that invests in the Fund with the maximum operating expenses or the one that invests in the Fund with the minimum operating expenses,

•	that you made no transfers, and

•	that no Premium Taxes apply.

Based on the above assumptions, your costs would be as shown in the following tables. Your actual costs may be higher or lower.
B-Share

	Current Expenses				Maximum Expenses
Years	1	3	5	10	1	3	5	10
If you withdraw all of your Contract Value at the end of each year shown
Maximum Fund operating expenses	$8,770	$12,999	$16,591	$27,710	$8,730	$12,879	$16,391	$27,312
Minimum Fund operating expenses	$7,860	$10,243	$11,955	$18,250	$7,820	$10,121	$11,748	$17,815
If you do not withdraw any of your Contract Value at the end of each year shown
Maximum Fund operating expenses	$2,470	$7,599	$12,991	$27,710	$2,430	$7,479	$12,791	$27,312
Minimum Fund operating expenses	$1,560	$4,843	$8,355	$18,250	$1,520	$4,721	$8,148	$17,815
If you decide to begin the Annuity Phase at the end of each year shown
Maximum Fund operating expenses	N/A	N/A	$12,991	$27,710	N/A	N/A	$12,791	$27,312
Minimum Fund operating expenses	N/A	N/A	$8,355	$18,250	N/A	N/A	$8,148	$17,815
We estimate that the annual contract maintenance charge under the current expenses and maximum expenses would be $0 or, as a percentage, 0.00%.

C-Share

	Current Expenses				Maximum Expenses
Years	1	3	5	10	1	3	5	10
If you withdraw all of your Contract Value at the end of each year shown
Maximum Fund operating expenses	$2,920	$8,943	$15,220	$29,619	$2,880	$8,824	$15,024	$29,229
Minimum Fund operating expenses	$2,010	$6,212	$10,669	$20,351	$1,970	$6,091	$10,465	$19,924
If you do not withdraw any of your Contract Value at the end of each year shown
Maximum Fund operating expenses	$2,920	$8,943	$15,220	$29,619	$2,880	$8,824	$15,024	$29,229
Minimum Fund operating expenses	$2,010	$6,212	$10,669	$20,351	$1,970	$6,091	$10,465	$19,924
If you decide to begin the Annuity Phase at the end of each year shown
Maximum Fund operating expenses	N/A	N/A	$15,220	$29,619	N/A	N/A	$15,024	$29,229
Minimum Fund operating expenses	N/A	N/A	$10,669	$20,351	N/A	N/A	$10,465	$19,924
We estimate that the annual contract maintenance charge under the current expenses and maximum expenses would be $0 or, as a percentage, 0.00%.
The examples should not be considered a representation of past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. The assumed 5% annual rate of return is purely hypothetical. Actual returns may be greater or less than the assumed hypothetical return.

Principal Risks of Investing in the Contract
There are risks associated with investing in the Contract.
Market Risk. You can lose money in a variable annuity, including potential loss of your entire amount invested. The value of your investment and any returns will depend on the performance of the Funds you select. Those Funds could decline in value very significantly, and the risk of loss varies with each Fund. You bear the risk of any decline in your Contract Value resulting from the poor performance of the Funds you have selected. The investment risks are described in the prospectuses for the Funds.
Early Withdrawal Risk. Variable annuities are not a short-term investment vehicle. The  CDSC may apply for a number of years, so the Contract should only be purchased for the long-term. Under some circumstances, you may receive less than the sum of your Purchase Payments. In addition, full or partial withdrawals will be subject to income tax to the extent that they consist of earnings and may be subject to a 10% additional income tax if taken before age 59½. Accordingly, you should carefully consider your income and liquidity needs before purchasing a Contract. Additional information about these risks appear in “Important Information You Should Consider About the Contract,” “Withdrawals,” and “Taxes.”
Contract Benefits Risk.
Investment Restrictions – Opportunity Risks. The optional ROP Death Benefit restricts your choice of available Funds. These restrictions are intended to protect us financially, in that they reduce the likelihood that we will have to pay guaranteed benefits under the death benefit from our own assets. These restrictions could result in an opportunity cost – in the form of Funds that you did not invest in that ultimately might generate superior investment performance. Thus, you should consider these restrictions when deciding whether to elect the ROP Death Benefit.
Risks Associated With Election of the ROP Death Benefit. If you have elected the ROP Death Benefit, a withdrawal will reduce the death benefit amount in direct proportion to the Contract Value reduction. Since withdrawals result in a pro-rata adjustment  to the death benefit amount, the death benefit amount may be reduced by more than the actual dollar amount of the withdrawals.
Insurance Company Risk. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that we promise that exceed the value of the assets in the Separate Account and other General Account obligations.
Contract Changes Risk. We reserve the right to limit transfers. We also reserve the right to remove or substitute Funds as investment options available under the Contract. We may impose limits on the minimum and maximum amounts that you may invest or other transaction limits that may limit your use of the Contract. See “Other Information – Reservation of Rights” for more information.
Tax Consequences. Withdrawals are generally taxable to the extent of any earnings in the Contract, and prior to age 59½ an additional income tax may apply. In addition, even if the Contract is held for years before any withdrawal is made, withdrawals are taxable as ordinary income rather than capital gains. Earnings for this purpose consist of Contract Value in excess of your after-tax investment in the Contract.
Cybersecurity and Certain Business Continuity Risks.  Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance our existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.
For additional detail regarding cybersecurity and related risks, please see “Other Information – Computer System, Cybersecurity, and Service Disruption Risks” in this prospectus.

General Information about Massachusetts Mutual Life Insurance Company, the Separate Account and the Investment Options
The Company
MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, MassMutual Strategic Distributors, Institutional Solutions and Worksite.
MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.
Financial Condition of the Company
We use General Account assets for many purposes, including to pay death benefits, Annuity Payments, withdrawals and transfers from fixed account investment options and to pay amounts we provide to you through any elected additional feature that are in excess of your Contract Value allocated to the Separate Account. Any amounts that we may be obligated to pay under the Contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our General Account, but only to the extent they exceed our liabilities under the Contract and other contracts we issue that are funded by the Separate Account.
We issue other types of insurance policies and financial products as well, and we pay our obligations under those products from our assets in the General Account.
As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our General Account to our insurance policies and financial products. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. In addition, we hedge our investments in our General Account and may require that purchasers of certain of our variable insurance products allocate Purchase Payments and Contract Value according to specified investment requirements. Even with these safeguards in place, there are risks to purchasing any insurance product and there is no guarantee that we will always be able to meet our claims-paying obligations.
State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion if the insurer suffers a financial setback because of the inherent risks in the insurer’s operations. These risks include losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets – e.g., bonds, mortgages, general real estate investments, and stocks – as well as the loss in market value of these investments.
We continue to evaluate our investment portfolio to mitigate market risk and actively manage the investment in that portfolio.
The MassMutual financial information in the SAI includes a more detailed discussion of the risks inherent in our General Account assets. We encourage both existing and prospective Owners to read and understand our financial statements.
The Separate Account
We established Massachusetts Mutual Variable Annuity Separate Account 4 (Separate Account) as a separate account under Massachusetts law on July 9, 1997. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (1940 Act).
The Separate Account holds the assets that underlie the Contracts (and certain other contracts that we issue), except any assets allocated to our General Account. We keep the Separate Account assets separate from the assets of our General Account and other separate accounts. The Separate Account is divided into Sub-Accounts, each of which invests exclusively in a single Fund.
We own the assets of the Separate Account. We credit gains to, or charge losses against, the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets may not be used to pay any of our liabilities other than those arising from the Contracts (or other contracts that we issue and that are funded by the Separate Account). If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

The obligations of the Separate Account are not our generalized obligations and will be satisfied solely by the assets of the Separate Account. We are obligated to pay all amounts promised to investors under the Contract.
We reserve the right, subject to compliance with applicable federal securities laws and regulations and any other federal or state law, to make certain changes to the structure and operation of the Separate Account, including, among other things:

•	eliminate, combine or add Sub-Accounts;

•	combine the Separate Account or any Sub-Account(s) with one or more different separate account(s) or Sub-Account(s);

•	close existing Sub-Accounts to allocations of new Purchase Payments and Contract Value by current or new Owners;

•	transfer assets of the Separate Account or any Sub-Account that we may determine to be associated with the class of contracts in which the Contract belongs to another separate account or Sub-Account;

•	operate the Separate Account as a management investment company under the 1940 Act, or as any other form permitted by law;

•	add or remove Funds or Fund classes in which the Sub-Accounts invest; and

•	substitute a new Fund for a Fund in which a Sub-Account currently invests (new or substitute Funds may have different fees and expenses).

In the event we exercise these rights, we will provide advance Written Notice to the Owner(s).
The Funds
Information about each Fund, including its name, type or investment objective, investment adviser(s), expenses and performance is available in an appendix to this Prospectus. See “Appendix A – Investment Options Available Under the Contract.” There is no assurance that any of the Funds will achieve their stated objectives. Contract Value allocated to a Sub-Account will vary based on the investment experience of the corresponding Fund in which the Sub-Account invests. There is a risk of loss of the entire amount invested.
These Funds are only available to insurance company separate accounts and qualified retirement plans, are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names and investment goals and policies that are sold directly to the public. While a Fund may have many similarities to these other publicly available mutual funds, you should not expect the investment results of the Fund to be the same as the investment results of those publicly available mutual funds. We do not guarantee or make any representation that the investment results of the Funds will be comparable to the investment results of any other mutual fund, even a mutual fund with the same investment adviser or manager.
The prospectus for each Fund contains more detailed information about the Fund. You may obtain copies of the Fund prospectuses by contacting our Service Center. If you received a summary prospectus for a Fund, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Fund prospectus.
Addition, Removal, Closure, or Substitution of Funds
We have the right to change the Funds offered through the Contract, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain Owners. Examples of possible changes include: adding new Funds or fund classes; removing existing Funds or fund classes; closing existing Funds or fund classes; or substituting a Fund with a different Fund. New or substitute Funds may have different fees and expenses. We will not add, remove, close or substitute any shares attributable to your interest in a Sub-Account without notice to you and prior approval of the SEC, to the extent required by applicable law. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of contracts to which your Contract belongs.
Conflicts of Interest
The Funds available with the Contract may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of MassMutual. Although we do not anticipate any disadvantages to this, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the Funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the Owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect Owners and payees, including withdrawing the Separate Account from participation in the Funds involved in the conflict or substituting shares of other funds.

We do not recommend or endorse any particular Fund, and we do not provide investment advice. You are responsible for choosing the Funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. You bear the risk of any decline in your Contract Value resulting from the performance of the Funds that you choose.
Selection of Funds
When we select the Funds offered through the Contract, we consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capabilities and qualifications of each investment firm. We may also consider whether the Fund, its service providers (e.g., the investment adviser or sub-advisers), or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for sales of the Contracts. (For additional information on these arrangements, see the section below entitled “Compensation We Receive from Funds, Advisers and Sub-Advisers.”) We review the Funds periodically and may remove a Fund or limit its availability to new Purchase Payments and/or transfers of Contract Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.
Compensation We Receive from Funds, Advisers and Sub-Advisers
Compensation We Receive from Advisers and Sub-Advisers
We and certain of our insurance affiliates receive compensation from the advisers and sub-advisers to some of the Funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the Contract, and in providing services on behalf of the Funds in our role as intermediary to the Funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that Fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular Fund (MassMutual’s variable contracts). These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some do not pay us any such compensation.
The compensation may not be reflected in a Fund’s expenses because this compensation may not be paid directly out of a Fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (see the Funds’ prospectuses for more information).
In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their funds. For a list of the Funds whose advisers and sub-advisers currently pay such compensation, visit www.MassMutual.com/legal/compensation-arrangements or call our Service Center.
Compensation We Receive from Funds
We and certain of our affiliates also receive compensation from certain Funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of the Fund’s assets and may be as much as 0.25% of the average net assets of an underlying Fund which are attributable to MassMutual’s variable contracts. An investment in a Fund with a 12b-1 fee will increase the cost of your investment in the Contract.
Voting Rights
We are the legal owner of the Fund shares. When a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain, from you and other Owners, instructions as to how to vote those shares.
When we receive those instructions, we will vote all the shares for which we do not receive voting instructions in proportion to those instructions. This will also include any shares that we own on our own behalf. This may result in a small number of Owners controlling the outcome of a vote. If we determine that we are no longer required to vote shares in accordance with Owner instructions, we will vote the shares in our own right.
During the Accumulation Phase, we determine the number of shares you may vote by dividing your Contract Value in each Fund by $100, including fractional shares. You do not have any voting rights during the Annuity Phase.

We may, when required by state insurance regulatory authorities, disregard voting instructions, if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objective of a Fund or to approve or disapprove an investment advisory contract for the Fund. In addition, we may disregard voting instructions that would require a change in the investment policy or investment adviser of one or more of the available Funds. Our disapproval of such change must be reasonable and based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Fund’s objectives and purpose. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action.
Charges and Deductions
This section describes the charges and deductions we make under the Contract to compensate us for the services and benefits we provide, costs and expenses we incur and risks we assume. We may profit from the charges deducted and we may use any such profits for any purpose, including payment of marketing and distribution expenses. These charges and deductions reduce the return on your investment in the Contract.
Insurance Charges
Each Business Day we deduct our insurance charges from the assets of the Separate Account. This charge is calculated based on a percentage of the daily value of the assets invested in each Fund, after Fund expenses are deducted. We do this as part of our calculation of the value of the Accumulation Units and the Annuity Units. The insurance charge has two parts: (1) the mortality and expense risk charge and (2) the administrative charge.
Mortality and Expense Risk Charge
The mortality and expense risk charge is for:

•
the mortality risk associated with the insurance benefits provided, including our obligation to make Annuity Payments after the Annuity Date regardless of how long all Annuitants live, the death benefits, and the guarantee of rates used to determine your Annuity Payments during the Annuity Phase; and

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the Contract.

Mortality and Expense Risk Charge
	When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
B-Share	Daily as a percentage of the daily value of the assets invested in each Sub-Account	0.85%	0.85%
C-Share	Daily as a percentage of the daily value of the assets invested in each Sub-Account	1.30%(1)	1.30%(1)
(1)	After your fifth Contract Anniversary, the mortality and expense risk charge will be reduced to 0.85%. Note your share class will not change nor will your CDSC schedule assigned to each Purchase Payment. The B-Share will retain the five year CDSC schedule. The C-Share will still not have a CDSC schedule assigned to Purchase Payments.
For all Contracts, if the amount of the charge is more than sufficient to cover the mortality and expense risk, we will make a profit on the charge. We may use this profit for any purpose, including the payment of marketing and distribution expenses for the Contract. If the mortality and expense risk charge is not sufficient to cover the mortality and expense risk, we will bear the loss.

Administrative Charge
This charge reimburses us for the expenses associated with the administration of the Contract and the Separate Account. Some of these expenses are: preparation of the Contract, confirmations, annual reports and statements, maintenance of Contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.

Administrative Charge
	When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
B-Share	Daily as a percentage of the daily value of the assets invested in each Sub-Account	0.15%	0.15%
C-Share	Daily as a percentage of the daily value of the assets invested in each Sub-Account	0.15%	0.15%
Annual Contract Maintenance Charge
This charge reimburses us for the costs of maintaining the Contract. We will deduct the annual contract maintenance charge proportionately from the Sub-Account(s) you have selected.

Annual Contract Maintenance Charge
Contract Value at Time Charge is Deducted	When Charge is Deducted	Current	Maximum
Less than $100,000	On each Contract Anniversary and full withdrawal (For Contracts issued in New York, the charge is deducted on a pro-rated basis for full withdrawals).	$40	$40
$100,000 or more	Not applicable	$ 0	$ 0
For Contracts issued in New York, when you make a full withdrawal we will assess a pro-rated charge based on the ratio of (a) the total calendar days elapsed since the last Contract Anniversary and (b) the total calendar days in the Contract Year.
Transfer Fee
Although there is currently no charge to transfer Contract Value among the Sub-Accounts, the Company reserves the right to charge $20 per transfer in excess of 12 during a single Contract Year. The Company will exercise this right if a significant increase in transfer activity by Owners leads to an increase in costs to administer the Contract.

Transfer Fee
	When Charge is Deducted	Current	Maximum
During Accumulation Phase Only	Upon each transfer	$0	$20 per transfer for each additional transfer in excess of the 12 free transfers per calendar year

Contingent Deferred Sales Charge (CDSC)
We do not deduct a sales charge when we receive a Purchase Payment. However, we may assess a CDSC for withdrawals that exceed the free withdrawal amount, but not against earnings that you withdraw. We use this charge to cover certain expenses relating to the sale of the Contract. The charge is a percentage of the Purchase Payments you withdraw that exceed the free withdrawal amount.
If we assess a CDSC, we will deduct it from the amount you withdraw.
Each Purchase Payment has its own CDSC schedule. The amount of the charge depends on the length of time between the date Purchase Payments were applied and the date of withdrawal. To determine if a CDSC applies, we process withdrawals as follows:

•	first from earnings (Contract Value less Purchase Payments not previously withdrawn);

•	then from Purchase Payments no longer subject to a CDSC according to the CDSC schedule for each share class;

•
then from the free withdrawal amount or the amounts attributable to any CDSC waivers (taken from Purchase Payments not previously withdrawn in the order they were received with the oldest Purchase Payment first); and

•	then from Purchase Payments not previously withdrawn in the order they were received with the oldest Purchase Payment being first.

A C-Share class Contract will not have a CDSC schedule.
Each Purchase Payment for a B-Share class Contract will have the following CDSC schedule.

CDSC – B-Share
Number of full Years from Application of each Purchase Payment	CDSC (as a percentage of Purchase Payment withdrawn)
0	7%
1	7%
2	6%
3	5%
4	4%
5 and later	0%
See “Appendix B – Contingent Deferred Sales Charge (CDSC) Example.”
In addition to the free withdrawals described later in this section, we will not impose a CDSC under the following circumstances.

•	Upon payment of the death benefit.

•
On amounts withdrawn as RMDs to the extent they exceed the free withdrawal amount. In order to qualify for this exception, you must be participating in a systematic withdrawal program established for the payment of RMDs, under which the annual RMD is calculated by us, based solely on the fair market value of the Contract (RMD program). If you choose to take withdrawals to satisfy your RMD for the Contract outside of our RMD program, or if you choose to take withdrawals from the Contract to satisfy your RMDs for other qualified assets, CDSC may apply.

•	Upon application of all or a portion of the Contract Value to any Annuity Option.

•
If you redeem excess contributions from a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•
Under a replacement program offered by us, when the Contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A CDSC may apply to the contract received in the exchange. A reduced CDSC schedule may apply under the Contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for the Contract. Exchange programs may not be available in all states. If you want more information about our current exchange programs, contact your registered representative or us at our Service Center.

•	If you are eligible for waiver of the CDSC due to your election of the Nursing Home and Hospital Withdrawal Benefit or the Terminal Illness Withdrawal Benefit described in “Additional Benefits.”

•	If you apply your entire Contract Value to purchase a single premium immediate life annuity or a fixed deferred annuity issued by us or one of our affiliates, subject to certain restrictions.

•
On distributions required to be made to a Beneficiary under IRC Section 72(s), to the extent that they exceed the free withdrawal amount. See “Ownership – Non-Qualified Beneficiary Annuity” for more information.

•	On any withdrawals made or amounts applied to an Annuity Option when you reach the latest permitted Annuity Date for your Contract.

Free Withdrawal Amount
The free withdrawal amount is an amount you may withdraw that is not subject to the CDSC. For the first Contract Year, you may withdraw up to 10% of the initial Purchase Payment applied on the Issue Date, reduced by any free withdrawal amount(s) previously taken during that Contract Year. For each subsequent Contract Year, you may withdraw up to 10% of your total Purchase Payments still subject to a CDSC as of the previous Contract Anniversary, reduced by any free withdrawal amount(s) previously taken during such Contract Year. Any withdrawals taken during a previous Contract Year may result in an adjustment of the free withdrawal amount available. See “Appendix C – Free Withdrawal Amount Examples.” Any Purchase Payments you make after your Contract Anniversary in a Contract Year will not be included in the calculation of the free withdrawal amount for that Contract Year.
Any unused free withdrawal amount(s) during any particular Contract Year may not be carried over to any succeeding Contract Year.
Premium Taxes
Some states and other governmental entities charge Premium Taxes or similar taxes. We are responsible for the payment of these taxes and may deduct them from the Purchase Payments or Contract Value, or we may adjust the annuity rates for Premium Tax assessed. Some of these taxes are due when your Contract is issued, others are due when Annuity Payments begin. Premium Taxes generally range from 0% to 3.5%, depending on the state.
Income Taxes
We will deduct from the Contract any income taxes which we incur because of the operation of the Separate Account. We will deduct any withholding taxes required by law.
Fund Expenses
The Separate Account purchases shares of the Funds at net asset value. The net asset value of each Fund reflects investment management fees and other expenses already deducted from the assets of the Fund. In addition, one or more of the Funds available as an investment option may pay a distribution fee out of the Fund’s assets to us known as a 12b-1 fee. Any investment in one or more of the Funds with a 12b-1 fee will increase the cost of your investment in the Contract. Please refer to the Fund prospectuses for more information regarding these expenses.
ROP Death Benefit Charge
If you elect the ROP Death Benefit, we will deduct an additional charge as a percentage of the daily values of the assets invested in each Sub-Account. The charge for the ROP  Death Benefit compensates us for the costs associated with this optional death benefit and is in addition to other standard Contract fees and expenses you are assessed. The table below reflects the current and maximum charge.

ROP Death Benefit Charge
When Charge is Deducted	Current (annual rate)	Maximum (annual rate)
Daily as a percentage of the daily value of the assets invested in each Sub-Account	0.35%	0.35%

Ownership
Owner
In this prospectus, “you” and “your” refer to the Owner of the Contract. The Owner is named at the time you apply for a Contract. The Owner can be an individual or non-natural person (e.g., a corporation, limited liability company, partnership or certain other entities). The Owner must be at least the Age of majority in the state the Contract is issued, and may not be older than Age 85 (Age 75 if the ROP Death Benefit is selected) on the Issue Date. The maximum issue Age for the Contract and certain of its additional features may be reduced in connection with the offer of the Contract through certain broker-dealers. You should discuss this with your registered representative. See “Death Benefit – Death Benefit Amount During the Accumulation Phase – Return of Purchase Payment Death Benefit (ROP Death Benefit)” for Age limits applicable to that feature.
If your Contract is non-qualified and owned by a non-natural person, the Contract will generally not be treated as an annuity for tax purposes. This means that gain in the Contract will be taxed each year while the Contract is in the Accumulation Phase. This treatment is not generally applied to a Contract held by a trust or other entity as an agent for a natural person. Before purchasing a Contract to be owned by a non-natural person or before changing ownership on an existing Contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact. See “Taxes – Non-Natural Owner.”
As the Owner of the Contract, you exercise all rights under the Contract. On or after the Annuity Date, you continue as the Owner. You may change the Owner of a Non-Qualified Contract, other than a Contract held as a Non-Qualified Beneficiary Annuity, at any time by Written Request. Except for Contracts issued in California or New York, you may not change the Owner(s) without our approval. We will refuse or accept any requested change on a non-discriminatory basis.
The change will take effect on the date the Written Request is signed, unless you specify otherwise. We will not be liable for any payment made or action taken prior to our receipt and approval of the Written Request. A change of Owner that we allow will automatically revoke any prior designation of Owner. Changing the Owner may result in tax consequences. See “Taxes – Tax Treatment of Assignments” for more information.
Contracts under qualified plans generally must be held by the plan sponsor or plan trustee. Except for Keogh plans and Individual Retirement Annuities (IRAs), an individual cannot be the Owner of a Contract held to fund a qualified plan. Therefore, the individuals covered by the qualified plan have no ownership rights.
Joint Owner
The Contract can be owned by Joint Owners. However, the Contract cannot be jointly owned if it is a Qualified Contract, a Non-Qualified Beneficiary Annuity, an Owner is a non-natural person, or by more than two individuals. The Joint Owner must be at least the Age of majority in the state the Contract is issued, and may not be older than Age 85 (Age 75 if the ROP  Death Benefit is selected) on the Issue Date. See “Death Benefit – Death Benefit Amount During the Accumulation Phase – Return of Purchase Payment Death Benefit (ROP Death Benefit)” for Age limits applicable to that feature.
If the Contract is jointly owned, we will use the Age of the oldest Owner to determine all applicable benefits. If there are Joint Owners, we require authorization from both Owners for all transactions.
Annuitant
The Annuitant is the person(s) on whose life (or lives, in the case of joint Annuitants) we base Annuity Payments, with the exception of the non-lifetime contingent option. See “The Annuity Phase – Non-Lifetime Contingent Option – Period Certain Annuity Option.” You designate the Annuitant(s) at the time of application. A Contract may not have more than two Annuitants. There is no minimum Age applicable to the Annuitant or joint Annuitant; however, any Annuitant must be at least 18 on the Annuity Date in order for you to elect a life contingent Annuity Option. Annuitants may not be older than Age 85 (Age 75 if the ROP  Death Benefit is selected) on the Issue Date. See “Death Benefit – Death Benefit Amount During the Accumulation Phase – Return of Purchase Payment Death Benefit (ROP Death Benefit)” for Age limits applicable to that feature.
You may change the Annuitant(s) before the Annuity Date, subject to our approval. However, the Annuitant(s) may not be changed on a Contract owned by a non-natural person unless the Contract is owned by a qualified plan. The Annuitant cannot be changed if the Contract is a Non-Qualified Beneficiary Annuity or an individually owned Qualified Contract. We will use the Age of the oldest Annuitant to determine all applicable benefits under a Contract owned by a non-natural person.

When calculating Annuity Payments, we determine Age based on each Annuitant’s nearest birthday on the Annuity Date. See “The Annuity Phase – Annuity Age.”
The Annuitant may not be changed nor may an Annuitant be added after the Annuity Date on any portion of the Contract Value that has been applied to an Annuity Option. Any change of an Annuitant must be made by Written Request. An approved change will take effect on the date the Written Request is signed, unless you specify otherwise. We will not be liable for any payment made or action taken prior to our receipt of the Written Request. A change of Annuitant that we allow will automatically revoke any prior designation of Annuitant.
Beneficiary
The Beneficiary is the person(s) or entity(ies) you name to receive any death benefit. You name the Beneficiary at the time of application. Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before you die. You may name an irrevocable Beneficiary(ies). In that case, a change involving the irrevocable Beneficiary requires the consent of the irrevocable Beneficiary. If an irrevocable Beneficiary is named, the Owner retains all other contractual rights.
If you are married and your Contract is issued under an ERISA plan, your ability to name a primary Beneficiary other than your spouse is restricted. If the Owner is a non-natural person, the Owner must be the sole primary Beneficiary unless we allow otherwise.
If there is a joint Annuitant on an individually owned Qualified Contract, the joint Annuitant must also be the sole primary Beneficiary.
Non-Qualified Beneficiary Annuity
A Non-Qualified Beneficiary Annuity, also referred to as a “non-qualified stretch” or an inherited non-qualified annuity, is an annuity contract that is held for the benefit of the Beneficiary of a deceased annuity Owner in order to distribute death proceeds of a non-qualified annuity to the Beneficiary over that Beneficiary’s life expectancy in accordance with the required distribution rules of IRC Section 72(s). See “Taxes – Taxation of Non-Qualified Contracts – Distributions After Death of an Owner” for more information.
If a Contract is purchased as a Non-Qualified Beneficiary Annuity, the death benefit provisions will be applied as if the Owner is deceased and the Beneficiary has elected death benefit payout Option 4. See “Death Benefit – Death Benefit Payment Options During the Accumulation Phase – Non-Qualified Beneficiary Annuity” for more information.
Eligibility Requirements/Restrictions for a Contract purchased as a Non-Qualified Beneficiary Annuity:
Note, these restrictions differ from those imposed on a Beneficiary who elects a Non-Qualified Beneficiary Annuity as a death benefit payout option under an existing Contract. See “Death Benefit – Death Benefit Payment Options During the Accumulation Phase – Non-Qualified Beneficiary Annuity.”

•
The annuity Contract will be titled in the Beneficiary’s name as Beneficiary of the deceased Owner, and cannot be transferred. The Beneficiary must be the Annuitant, and the Annuitant cannot be changed.

•
Distributions must begin within one year of the Owner’s death. Required distributions will be calculated based on the Beneficiary’s life expectancy as determined under the applicable Internal Revenue Service (IRS) table, and will be withdrawn from each Sub-Account, in the ratio that your value in each bears to your Contract Value.

•
Distributions required under IRC Section 72(s) must be made at least annually through a systematic withdrawal program (SWP) that we administer. This SWP cannot be changed or terminated. Distributions made under the SWP will be treated as variable Annuity Payments for income tax purposes. In order to qualify as Annuity Payments for income tax purposes, payments under the SWP will continue to be made even if you take additional withdrawals from the Contract.

•	Any withdrawals from a Contract issued as a Non-Qualified Beneficiary Annuity in excess of the required distributions made under our SWP program may be subject to a CDSC.

•
The source of the funds used to purchase the Contract must be a 1035 exchange of (i) death benefit proceeds payable to the Beneficiary under a Non-Qualified Annuity Contract, or (ii) a Non-Qualified Beneficiary Annuity Contract under which the Beneficiary is currently taking required distributions based upon his or her life expectancy in accordance with IRC Section 72(s)(2).

•	Additional Purchase Payments cannot be applied to the Contract.

•	Joint ownership is not allowed.

•
Upon the death of the Annuitant, a death benefit, under the terms of the Contract, will be paid to the succeeding Beneficiary in a lump sum or over the Annuitant’s remaining life expectancy as determined under the applicable IRS table.

•
A Contract may only be purchased as a Non-Qualified Beneficiary Annuity by the Beneficiary of the Owner whose death triggered the required distribution requirements of IRC Section 72(s). A Contract may not be purchased by a successor Beneficiary as a “second generation” Non-Qualified Beneficiary Annuity.

•	A Non-Qualified Beneficiary Annuity cannot be purchased by a Beneficiary that is a non-natural person.

You should consult a qualified tax adviser for advice prior to establishing a Non-Qualified Beneficiary Annuity.
Beneficiary IRA
Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the Required Minimum Distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, an “Eligible Designated Beneficiary” may generally establish a Beneficiary IRA by either purchasing a new annuity contract or, in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA continue to be tax-deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.
If the IRA owner or plan participant died on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), an individual designated beneficiary, and certain trusts as beneficiary, are treated as Eligible Designated Beneficiaries, and can elect to take distributions over their life expectancy (life expectancy of the oldest trust beneficiary).
However, if the IRA owner or plan participant dies on or after January 1, 2020 (on or after January 1, 2022 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), only certain designated beneficiaries are treated as Eligible Designated Beneficiaries, and we will only offer the Beneficiary IRA payout option to a designated beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant or IRA owner or, (2) is not more than 10 years younger than the deceased qualified plan participant or IRA owner. In the future, we may allow additional classes of Eligible Designated Beneficiaries to elect the Beneficiary IRA payout option.
If a Contract is purchased as a Beneficiary IRA, the death benefit provisions will be applied as if the Owner is deceased and the Beneficiary has elected death benefit payout Option 4. See “Death Benefit – Death Benefit Payment Options During the Accumulation Phase” for more information.
Eligibility Requirements/Restrictions for a Contract purchased as a Beneficiary IRA:
Note, these restrictions differ from those imposed on a Beneficiary who elects a Beneficiary IRA as a death benefit payout option under an existing Contract. See “Death Benefit – Death Benefit Payment Options During the Accumulation Phase – Beneficiary IRA.”

•	The annuity Contract will be titled in the Beneficiary’s name as Beneficiary of the deceased Owner. The Beneficiary must be the Annuitant, and the Annuitant cannot be changed.

•
For non-spousal Beneficiary IRAs, RMDs must begin by December 31st of the year following the year of the date of the Owner’s death. For spousal Beneficiary IRAs, RMDs may be deferred until the year for which the original Owner would have been required to begin RMDs. The RMD amount will generally be calculated based on the Beneficiary’s life expectancy and will be withdrawn from each Sub-Account, in the ratio that your value in each bears to your Contract Value. If the original Owner died after RMDs were required to begin, and was younger than the Beneficiary, the RMD amount will be calculated based on the original Owner’s life expectancy in the year of his or her death.

•
If the original Owner died before January 1, 2020 (before January 1, 2022 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and the Beneficiary is a trust, a Contract may only be purchased as a Beneficiary IRA if the trust qualifies as a “see-through” trust. For see-through trusts, RMDs must be calculated based upon the life expectancy of the oldest trust beneficiary and the oldest trust beneficiary must be the Annuitant. In order to be a see-through trust, the trust must be valid under state law and be irrevocable, and all beneficiaries, current and future, must be identifiable from the trust instrument. If any beneficiary of the trust is not an individual, the trust is not a see-through trust and cannot establish a Beneficiary IRA. If the original Owner died after December 31, 2019 (after December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), we will not offer a Beneficiary IRA to a trust.

•	RMDs must be made at least annually through a SWP that we administer. This SWP cannot be terminated.

•	Any withdrawals from a Contract issued as a Beneficiary IRA in excess of the RMD made under our SWP program may be subject to a CDSC.

•
The source of the funds to be invested must be from a traditional IRA, SEP IRA, SIMPLE IRA, Beneficiary IRA, TSA, 401(a) or a Qualified Employee Plan (includes Pension Plan, Money Purchase Pension Plan, Profit Sharing Plan, Keogh (HR10), Target Benefit Plan).

•	Additional contributions cannot be applied to a Beneficiary IRA.

•	Joint ownership is not allowed.

•
Upon the death of the Annuitant, a death benefit, under the terms of the Contract, will be paid to the succeeding Beneficiary in a lump sum or over the Annuitant’s remaining life expectancy as determined by the applicable IRS table, but in no case may payments extend beyond the end of the calendar year that contains the tenth anniversary of the Annuitant’s death.

•
A Contract may only be purchased as a Beneficiary IRA by the Beneficiary of the IRA Owner/qualified plan participant whose death triggered the RMD requirements of IRC Section 401(a)(9). A Contract may not be purchased as a “second generation” Beneficiary IRA by a successor Beneficiary.

You should consult a qualified tax adviser for advice prior to establishing a Beneficiary IRA.
Purchasing a Contract
For certain distribution channels, this product is no longer available in the tax-qualified market. However, we do continue to administer existing Contracts, and you may continue making additional Purchase Payments to your Contract, subject to certain restrictions.
To purchase a Contract, you must submit your initial Purchase Payment to your registered representative or to us at our Service Center. Once we receive your initial Purchase Payment and the necessary information at our Service Center, we will credit your initial Purchase Payment to your Contract within two Business Days. If you do not give us all of the information we need, we will notify you. When we receive all of the information we need, we will apply your initial Purchase Payment within two Business Days. If we do not have the necessary information to issue your Contract within five Business Days, then we will either return your Purchase Payment or ask your permission to retain your Purchase Payment until all the necessary information is received.
The date when we credit your initial Purchase Payment to your Contract is the Issue Date. We use the Issue Date to determine Contract Years and Contract Anniversaries.
Contract Delay
Our receipt of your initial Purchase Payment may be delayed because of circumstances outside of our control (for example, delays because of the failure of the selling broker-dealer or your registered representative to forward the Purchase Payment in Good Order to us promptly or because of delays in determining whether the Contract is suitable for you or in receiving other necessary information from the selling broker-dealer or your registered representative). Any such delays will affect when we can issue your Contract and when your initial Purchase Payment will be allocated among the investment options under the Contract.
Purchase Payments
The minimum amount we accept for an initial Purchase Payment is:

•	$10,000 if you are buying the Contract as a Non-Qualified Contract; or

•	$5,000 if you are buying the Contract as a Qualified Contract.

You can make additional Purchase Payments to your Contract throughout the Accumulation Phase, subject to the conditions noted below. You can make additional Purchase Payments by sending payments to one of our purchase payment processing service centers:

by check that clearly indicates your name and Contract number mailed to:

First Class Mail MassMutual PO Box 758510 Topeka, KS 66675-8550	Overnight Mail MassMutual Mail Zone 511 5801 SW 6th Ave Topeka, KS 66636-0001

•	by wire transfer. For instructions on how to make a Purchase Payment by wire transfer, please contact your registered representative.

Additional Purchase Payments of less than $500 are subject to our approval. The maximum total Purchase Payments we will allow without home office approval is $1,500,000. In most states, in calculating the maximum, we will take into account the cumulative Purchase Payments on the Contract and multiple purchases of the Contract by the same Owner (whether as the sole Owner or Joint Owner), or with the same Annuitant (whether as the Annuitant or joint Annuitant).  See “Appendix E – State Variations of Certain Contract Features” for more information about state variations.
If you make additional Purchase Payments, we will credit these amounts to your Contract on the Business Day we receive them and all necessary information, in Good Order, at one of our purchase payment processing service centers. If we receive your Purchase Payment on a Non-Business Day or after the Close of Business, we will credit the amount to your Contract effective the next Business Day.
We reserve the right to reject any application or Purchase Payment.  See ‘‘Other Information – Reservation of Rights’’ for more information.
Automatic Investment Plan (AIP)
Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making Purchase Payments to your Contract. Contact our Service Center for information regarding setting up an AIP and any restrictions regarding use of the AIP. If you participate in the AIP, the minimum additional Purchase Payment is $100. You may not elect the AIP if you have the Separate Account Dollar Cost Averaging Program in effect. Additionally, the AIP may not be available for Contracts held as a SEP IRA or SIMPLE IRA.
Allocation of Purchase Payments
When you purchase your Contract, we allocate your Purchase Payment among the investment options according to the allocation instructions you provide. If you make additional Purchase Payments, we will allocate them based on your current allocation instructions, unless you request a different allocation by sending us a Written Request.
Any allocations to the Sub-Accounts that invest in the Funds that you have selected must be in whole percentages and must total 100%.
If you have selected the ROP Death Benefit, there are allocation restrictions. See “Death Benefit – Death Benefit Amount During the Accumulation Phase – Return of Purchase Payment Death Benefit (ROP Death Benefit) – ROP Death Benefit Allocation Restrictions” for allocation restrictions applicable to that feature.
Contract Value
Your Contract Value is the sum of your values in the Sub-Accounts.
The value of your investments in the Separate Account will vary depending on the investment performance of the Funds you choose. In order to keep track of your Contract Value in the Separate Account, we use a unit of measure called an Accumulation Unit.
Accumulation Units
Every Business Day we determine the value of an Accumulation Unit for each of the Sub-Accounts. Changes in the Accumulation Unit value reflect the investment performance of the Fund as well as deductions for insurance and other charges. The value of an Accumulation Unit may go up or down from Business Day to Business Day.
When you make a Purchase Payment, we credit your Contract with Accumulation Units. We determine the number of Accumulation Units to credit by dividing the amount of the Purchase Payment allocated to a Sub-Account by the value of the Accumulation Unit for that Sub-Account. When you make a withdrawal, we deduct from your Contract Accumulation Units representing the withdrawal amount.
We calculate the value of an Accumulation Unit for each Sub-Account after the Close of Business each Business Day. Any change in the Accumulation Unit value will be reflected in your Contract Value.
Calculation of Accumulation Unit Values
The Accumulation Unit Value for each Sub-Account was set initially at $10. Subsequently, the Accumulation Unit Values on any Business Day will be those we calculate after the Close of Business on that day. We calculate the Accumulation Unit Values for each Sub-Account by applying the Change in Net Asset Value (NAV) Formula. That formula derives the daily investment rate of return for each Sub-Account net of all Separate Account charges. The Change in NAV Formula is applied to each Sub-Account as follows:

•
The daily change in NAV of the Fund is added to the amount of any Fund distribution (income or capital gain distribution) on that Business Day. This sum is then divided by the previous Business Day NAV of the Fund. This is the daily gross investment rate of return for the Fund.

•	The daily accrual for all the Separate Account charges are then subtracted from the daily gross investment rate of return for the Fund.

•	The result is then multiplied by the previous Business Day Accumulation Unit Value to produce the next Accumulation Unit Value.

We have the right to split or consolidate the number of Accumulation Units credited to your Contract, with a corresponding increase or decrease in the Accumulation Unit Values.
Example:

On Monday we receive an additional Purchase Payment of $5,000 from you. You have told us you want this to go to the MML VIP Barings Core Bond Sub-Account. When the NYSE closes on that Monday, we determine that the value of an Accumulation Unit for the MML VIP Barings Core Bond Sub-Account is $13.90. We then divide $5,000 by $13.90 and credit your Contract on Monday night with 359.71 Accumulation Units for the MML VIP Barings Core Bond Sub-Account.
Right to Cancel Your Contract
You have a right to examine your Contract (sometimes referred to as a free look period). If you change your mind about owning your Contract, you can cancel it within ten calendar days after receiving it. This time period may vary by state, but will never be less than ten calendar days. When you cancel the Contract within this time period, we will not assess a CDSC. Unless your state has other requirements, you will receive back your Contract Value plus any fees or charges previously deducted from your Purchase Payments as of the Business Day we receive your Written Request in Good Order at our Service Center, and your Contract will be terminated. If state law requires us to return the amount of your Purchase Payments, then we will return the greater of: (i) the full amount of any Purchase Payment(s) less any withdrawals, or (ii) your Contract Value plus any fees or charges previously deducted from your Purchase Payments. If you purchase the Contract as an IRA, we will return the greater of your Purchase Payments less any withdrawals, or the Contract Value plus any fees or charges previously deducted from your Purchase Payments. Please see “Appendix E – State Variations of Certain Contract Features” for more information about state variations.
Sending Requests in Good Order
From time to time you may want to submit a request for transfer among investment options, a withdrawal, a change of Beneficiary, or some other action. We can only act upon your request if we receive it in “Good Order.” To help protect against unauthorized or fraudulent telephone instructions, we will use reasonable procedures to confirm that telephone instructions given to us are genuine. We may record all telephone instructions.
In addition to Written Requests, we may allow requests to our Service Center:

•	by fax at (785) 286-6106,

•	by email at MassMutual.services@zinnia.com,

•	by telephone at (866) 645-2362, or

•	by internet at www.MassMutual.com.

Fax, telephone, email, or internet transactions may not always be available. Fax, telephone, and computer systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by fax, telephone, or the internet.
Transfers and Transfer Programs
General Overview
Generally, you can transfer all or part of your Contract Value among investment options. However, there are restrictions that are detailed later in this section. You can make transfers by Written Request, email, telephone, fax, or other authorized means. You must clearly indicate the amount and investment options from and to which you wish to transfer. We reserve the right, at any time and without prior notice to any party, to terminate, suspend, or modify the transfer provisions of this Contract.
Your transfer is effective at the Close of Business on the Business Day we receive your Written Request, in Good Order, at our Service Center. If we receive your transfer request at our Service Center in Good Order on a Non-Business Day or after Close of Business, your transfer request will be effective on the next Business Day.
Transfers During the Accumulation Phase
You may transfer all or part of your Contract Value allocated to a Sub-Account. You can make a transfer to or from any Sub-Account. See “Death Benefit – Death Benefit Amount During the Accumulation Phase – Return of Purchase Payment Death Benefit (ROP Death Benefit)” for transfer restrictions applicable to that feature. During the Accumulation Phase, we do not assess a transfer fee. However, we reserve the right to only allow 12 free transfers per calendar year and to charge $20 for each additional transfer in excess of 12. We waive these requirements if the transfer is made in connection with the Automatic Rebalancing Program or Separate Account Dollar Cost Averaging Program.
Currently, we do not restrict the amount you can transfer during the Accumulation Phase. However, we reserve the right to impose a minimum transfer amount of $1,000. Currently, we do not require that a minimum balance remain in a Sub-Account after a transfer. However, we reserve the right to require that $1,000 remain in the Sub-Account after a transfer unless you transfer your entire Contract Value in the Sub-Account. We will exercise these rights should we see a significant increase in transfer activity by Owners that leads to an increase in cost to administer the Contract. If we exercise these rights, we will do so in the same manner for all Owners, and we will provide Owners with prior Written Notice of our decision to assess a fee, impose a minimum transfer amount, or impose a minimum value that must remain in a Sub-Account after a transfer.
Transfers During the Annuity Phase
We do not allow transfers of amounts allocated to an Annuity Option during the Annuity Phase.
Transfer Programs
For detailed rules and restrictions pertaining to these programs and instructions for electing a program, contact our Service Center.
Overview
We currently offer the following transfer programs: Separate Account Dollar Cost Averaging Program and Automatic Rebalancing Program.
These programs are only available during the Accumulation Phase of your Contract. You may participate only in one of these programs at any one time.
You may not elect the AIP if you have a Separate Account Dollar Cost Averaging Program in effect.
Certain Sub-Accounts are not available within these programs if you have elected the ROP Death Benefit. While the ROP  Death Benefit is in effect, you may transfer Contract Value amongst any of the Sub-Accounts except those identified in “Death Benefit – ROP Death Benefit  – ROP Death Benefit Allocation Restrictions.”

Separate Account Dollar Cost Averaging Program
This program allows you to systematically transfer a set amount from a Sub-Account to any of the other Sub-Account(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the program through periods of fluctuating price levels.
Your Separate Account Dollar Cost Averaging Program will terminate:

•	if you withdraw the total Contract Value;

•	upon payment of the death benefit;

•	if the last transfer you selected has been made;

•	if you apply your full Contract Value to an Annuity Option;

•	if there is insufficient Contract Value in the selected Sub-Account to make the transfer; or

•	if we receive from you a Written Request or a request over the telephone to terminate the program at our Service Center prior to the next transfer date.

Automatic Rebalancing Program
Over time, the performance of each Sub-Account may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your Contract Value allocated to the Sub-Accounts in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program.
This program will terminate:

•	if you withdraw the total Contract Value;

•	upon payment of the death benefit;

•	if you apply your full Contract Value to an Annuity Option;

•	if you make any unscheduled transfer; or

•	if we receive from you a Written Request or request over the telephone to terminate the program at our Service Center prior to the next transfer date.

Limits on Frequent Trading and Market Timing Activity
The Contract and its investment options are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:

•	by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all Owners and Beneficiaries under the Contract, including long-term Owners who do not engage in these activities.
Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers of Contract Value among the Funds. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase the Contract.
We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures.
However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of Funds among the Sub-Accounts, there can be no assurance that we will be able to identify and curtail every instance of trading of those who trade frequently or those who employ a market timing strategy or those who act as intermediaries on behalf of such persons. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict.
In addition, some of the Funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the Funds may reflect lower performance and higher expenses across all Contracts as a result of undetected abusive trading practices.
If we, or any investment adviser to any of the Funds available with the Contract, determine that an Owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the Owner to submit transfer requests by regular mail only. We will not accept other Owner transfer requests if submitted by overnight mail, fax, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the Fund. Orders for the purchase of Fund shares may be subject to acceptance by the Fund. Therefore, we reserve the right to reject, without prior notice, any Fund transfer request if the investment in the Fund is not accepted for any reason.
The Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe the Funds’ frequent trading and market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading or market timing policies established by the Fund.
Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require that we restrict or prohibit further purchases or transfers as requested by a Fund on all contracts owned by an Owner whose trading activity under one variable contract has violated a Fund’s frequent trading or market timing policy. If a Fund believes that an omnibus order reflects one or more transfer requests from Owners engaged in frequent trading or market timing activity, the Fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only.
Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from an Owner or other person authorized to conduct a transfer;

•	limit the number of transfer requests that can be made during a Contract Year; and

•	require the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund.

We will apply any restrictive action we take uniformly to all Owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity.
We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all Owners.
The Annuity Phase
Overview
If you want to receive regular income from your Annuity, you can elect to apply your Contract Value so that you can receive fixed Annuity Payments under one of the Annuity Options described in this section. If you have reached your Annuity Date and you have not chosen an Annuity Option, we will assume that you elected a “Single Life Annuity with Period Certain” with fixed payments and 10 years of payments guaranteed. If the Contract has joint Annuitants, we will assume you elected the “Joint and Survivor Life Annuity” with fixed payments and 10 years of payments guaranteed. If your Contract is a Qualified Contract, additional requirements may apply. We may base Annuity Payments on the Age and sex of the Annuitant under all options except the non-lifetime contingent Annuity Option. We consider a non-lifetime contingent Annuity Option to be an Annuity Option which provides an Annuity Payment for a fixed period of time only. See “The Annuity Phase – Non-Lifetime Contingent Option – Period Certain Annuity Option.” We may require proof of Age and sex before Annuity Payments begin. You generally may not take withdrawals after the Annuity Phase begins.
If the Contract Value to be applied is less than $10,000 on the Annuity Date, we will pay you a lump sum rather than a series of Annuity Payments. If any Annuity Payment is less than $100, we will change the payment basis to equivalent quarterly, semi-annual, or annual payments. For Contracts issued in New York, the minimum amount that may be applied to an Annuity Option is $5,000 and the minimum Annuity Payment is $20.
Applying Part of Your Contract Value to an Annuity Option
You may elect to apply part of the Contract Value from your Non-Qualified Contract to an Annuity Option instead of your full Contract Value. We will treat the amount applied as a withdrawal of Contract Value that may qualify for favorable tax treatment under federal law. See “Taxes – Partial Annuitization of Non-Qualified Contracts.” You must specify the portion of your Contract Value to be applied to an Annuity Option, and if it is not the full Contract Value, the amount must be at least $10,000. The number of partial annuitizations allowed is one per Contract Year.
We consider the application of a portion of your Contract Value to an Annuity Option as a withdrawal for the purpose of calculating your ROP Death Benefit. If you choose to apply part of your Contract Value to an Annuity Option, there may be adverse tax consequences. For additional information, see “Taxes – Partial Annuitization of Non-Qualified Contracts.” Before you apply part of your Contract Value to an Annuity Option, you should consult a qualified tax professional and discuss the tax implications associated with such a transaction. We do not provide tax advice or recommendations.
Annuity Payment Start Date
You can choose the day, month and year in which Annuity Payments begin; however, the day must be between the 1st and 28th day of the month. We call that date the Annuity Date. According to your Contract, your Annuity Date cannot be earlier than five years after you buy the Contract (unless state law requires a shorter waiting period). See ‘‘Appendix E – State Variations of Certain Contract Features.’’

When you purchase the Contract, your Annuity Date is the latest permitted Annuity Date. After you purchase your Contract, you can request an earlier Annuity Date by Written Request. If you have elected an Annuity Date earlier than your latest permitted Annuity Date, you can request that we delay your Annuity Date by Written Request or by telephone any time before the Annuity Date.
Latest Permitted Annuity Date
Unless the laws or regulations of the state in which your Contract was issued requires an earlier date, Annuity Payments must begin by the later of:

•	the tenth Contract Anniversary; or

•	the 90th birthday of the oldest Annuitant or the oldest Owner (whichever is sooner).

Annuity Payments
On the Annuity Date, you will begin receiving Annuity Payments under the Annuity Option that you elected. Your Annuity Payments will be fixed, meaning that the payments will not vary. The amount of your Annuity Payments will depend upon the following:

•	the value of your Contract on the Annuity Date;

•	the Annuity Option you elect;

•	the Age and sex of the Annuitant or joint Annuitants, if applicable;

•	the minimum guaranteed payout rates associated with your Contract; and

•	the deduction of Premium Taxes, if applicable.

See “Fixed Annuity  Payout Rates” section in the SAI for more information.
Annuity Age
When calculating Annuity Payments, we determine Age based on each Annuitant’s nearest birthday on the Annuity Date. For example, we consider Age 80 to be the period of time between age 79 years, 6 months, and 1 day and age 80 years and 6 months.
Annuity Options
The available fixed Annuity Options are listed in this section in the Annuity Options table. We may consent to other plans of payment in addition to those listed. After Annuity Payments begin, you cannot change the Annuity Option, the frequency of Annuity Payments, or make withdrawals. For all lifetime contingent Annuity Options, the Annuitant(s) must be at least Age 18 as of the Annuity Date.
RMDs for Qualified Contracts
In order to avoid adverse tax consequences, you should begin to take distributions from your Contract no later than the beginning date required by the IRC. These distributions can be withdrawals or Annuity Payments. The distributions should be at least equal to the minimum amount required by the IRC or paid through an Annuity Option that complies with the RMD rules of IRC Section 401(a)(9). If your Contract is an individual retirement annuity, other than a Roth IRA, the required beginning date is no later than April 1 of the calendar year after you reach the “applicable age” specified in  IRC Section 401(a)(9)(C). If you  were born after December 31, 1950 and before January 1, 1960, your applicable age is 73. If you were born after December 31, 1959, your applicable age is 75. Previously, the age at which RMDs were required to begin was 70½ for those born before July 1, 1949, and 72 for those born after June 30, 1949 and before January 1, 1951. For qualified plans, if you are still working for the sponsor when you reach the specified RMD age, you may defer RMDs until the year in which you retire. The option of deferring to retirement is not available if you are a 5% or greater owner of the employer sponsoring your qualified plan. For Roth IRAs, you are not required to take distributions during your lifetime, but your Beneficiary will be subject to RMDs upon your death.

Contingent Deferred Sales Charge (CDSC)
We will not deduct a CDSC if you apply all or a portion of your Contract Value to any Annuity Option.
Limitations on Payment Options
If you purchased the Contract as a Qualified Contract, the RMD rules that apply to annuitized Contracts during your lifetime may impose restrictions on the payment options that you may elect. In addition, in order to ensure that the Contract will comply with the RMD requirements that apply upon your death, you may not elect a joint and survivor Annuity Option with a non-spouse Joint Annuitant who is more than 10 years younger than you. Furthermore, if your Contract is issued under an ERISA plan, and you are married when your Contract enters the Annuity Phase, your ability to elect certain Annuity Options may be limited and/or require spousal consent.
For Qualified Contracts, if, upon the death of the Owner (Annuitant if the Contract is owned by a non-natural person), there are Annuity Payments remaining, we may shorten the remaining payment period in order to ensure that payments do not continue beyond the 10 year post-death distribution period provided under IRC Section 401(a)(9), or beyond the Beneficiary’s life or life expectancy for certain classes of beneficiaries, such as a spouse or an individual who is not more than 10 years younger than the decedent.

Single Lifetime Contingent Options (Fixed Annuity Payments only)
	Single Life Annuity	Single Life Annuity with Cash Refund	Single Life Annuity with Period Certain
Number of Annuitants:	One	One	One
Length of Payment Period:	For as long as the Annuitant lives.	For as long as the Annuitant lives.	For a guaranteed period of either 10 or 20 years or as long as the Annuitant lives, whichever is longer.
Annuity Payments After Death of the Annuitant:	None. All payments end upon the Annuitant’s death.
If the total of all Annuity Payments made is less than the amount applied to the Annuity Option, the Beneficiary(ies) will receive the difference in a lump sum. If the total of all Annuity Payments made is equal to or greater than the amount applied to the Annuity Option, no additional payment will be made.

When the Annuitant dies, if there are remaining guaranteed payments, the Beneficiary(ies) may elect to continue receiving remaining guaranteed payments or the Beneficiary(ies) may elect a lump sum payment equal to the commuted value of the remaining guaranteed Annuity Payments.(1)

Joint Lifetime Contingent Options (Fixed Annuity Payments only)
	Joint and Survivor Annuity	Joint and Survivor Annuity with Period Certain	Joint and 2/3 Survivor Life Annuity	Joint and 2/3 Survivor Life Annuity with Period Certain
Number of Annuitants:	Two	Two	Two	Two
Length of Payment Period:	For as long as either Annuitant lives.	For a guaranteed period of either 10 or 20 years or as long as either Annuitant lives, whichever is longer.	For as long as either Annuitant lives.	For a guaranteed period of either 10 or 20 years or as long as either Annuitant lives, whichever is longer.
Annuity Payments After Death of the Annuitant:	100% of the payment will continue for the life of the surviving Annuitant. No payments will continue after the death of both Annuitants.
100% of the payment will continue for the life of the surviving Annuitant.

When both Annuitants have died, if there are remaining guaranteed payments, the Beneficiary(ies) may elect to continue receiving remaining guaranteed payments or the Beneficiary(ies) may elect a lump sum payment equal to the commuted value of the remaining guaranteed Annuity Payments.(1)

At the death of either Annuitant, Annuity Payments will continue to be paid at the same frequency then in effect for the life of the surviving Annuitant, but at a reduced rate of two-thirds of the original Annuity Payment. Annuity Payments cease upon the death of the last surviving Annuitant.

At the end of the period certain following the death of either Annuitant, or upon the death of either Annuitant after the end of the period certain, Annuity Payments will continue to be paid at the same frequency then in effect to the surviving Annuitant, but at a reduced rate of two-thirds of the original Annuity Payment. If the last surviving Annuitant dies before the end of the period certain, Annuity Payments will continue at 100% of the amount and at the same frequency then in effect until the end of the period certain. The Beneficiary(ies) may instead elect to receive the commuted value of the remaining period certain Annuity Payments in a lump sum. If the last surviving Annuitant dies after the end of the period certain, no additional Annuity Payments will be made.(1)

(1)	In the event that remaining Annuity Payments are commuted, we compute the value of the remaining guaranteed Annuity Payments at an interest rate determined by us.

Non-Lifetime Contingent Option (Fixed Annuity Payments only)
Period Certain Annuity Option
Number of Annuitants:	One or two
Length of Payment Period:	For a specified period no less than 10 years and no greater than 30 years.
Annuity Payments after Death of the Annuitant:
If the last Annuitant dies before the end of the period certain, Annuity Payments will continue to be paid at the same frequency then in effect until the end of the period certain. The Beneficiary(ies) may instead elect to receive the commuted value of the remaining period certain Annuity Payments in a lump sum.(1)

(1)	In the event that remaining Annuity Payments are commuted, we compute the value of the remaining guaranteed Annuity Payments at an interest rate determined by us.

Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
Contract Value Death Benefit
Upon your death, we will pay your designated beneficiaries the Contract Value determined on the Business Day we receive both due proof of death and an election of the payment method in Good Order at our Service Center.
		Standard	None	This benefit terminates upon a full withdrawal of the Contract or full annuitization of the Contract Value.
Return of Purchase Payment Death Benefit (ROP Death Benefit)
If you elect the ROP  Death Benefit, upon your death, we will pay your designated beneficiaries the greater of (1) the Contract Value determined on the Business Day we receive both due proof of death and an election of the payment method in Good Order at our Service Center; or (2) an amount based on your Purchase Payments adjusted for withdrawals.
Optional
Current Fee: 0.35%, deducted daily as a percentage of the daily value of the assets invested in each Sub-Account
Maximum Fee: 0.35%, deducted daily as a percentage of the daily value of the assets invested in each Sub-Account

  This benefit terminates upon a full withdrawal of the Contract or full annuitization of the Contract Value.
  The ROP  Death Benefit is only available when the Contract is issued. Once you elect a death benefit, you cannot change the death benefit at a later date.
  The ROP  Death Benefit is not available for selection if the oldest Owner (or Annuitant, if the Owner is a non-natural person) is over the Age of 75.
  If you select the ROP  Death Benefit, you will be subject to allocation restrictions. This means you will be limited in your choice of Sub-Account investments.
  Withdrawals will reduce the death benefit amount in direct proportion to the Contract Value reduction. Since withdrawals result in a pro-rata adjustment to the death benefit amount, the death benefit amount may be reduced by more than the actual dollar amount of the withdrawals.

Automatic Rebalancing Program	Automatically rebalances the Sub-Accounts you select to maintain your original percentage allocation of Contract Value.	Optional	None	Cannot use if the Separate Account Dollar Cost Averaging Program is in effect.
Separate Account Dollar Cost Averaging Program	Automatically transfers a specific amount of Contract Value from a single Sub-Account to other Sub-Accounts you have selected, at set intervals.	Optional	None	Cannot use if the Automatic Rebalancing Program or Automatic Investment Plan are in effect.
Systematic Withdrawal Program	Automatically withdraws a specific amount of Contract Value proportionally from all Sub-Accounts you have selected.	Optional	None	In order to participate in this program: (1) there must be at least $5,000 in Contract Value, and (2) the minimum withdrawal amount must be $100.

Benefit	Purpose	Benefit is Standard or Optional	Fee	Restrictions/Limitations
Terminal Illness Withdrawal Benefit	Allows withdrawal of some or all Contract Value without incurring a CDSC if diagnosed with a terminal illness or terminal condition.	Optional	None
  Applicable only if you elect the B-Share class.
  You cannot be diagnosed with the terminal illness or the terminal condition or both as of the Issue Date.
  Each withdrawal request must be made one year or more after the Issue Date.
  We require proof that you are terminally ill, including, but not limited to, certification by a state licensed medical practitioner.
  May not be available in all states. See “Appendix E – State Variations of Certain Contract Features.”

Nursing Home and Hospital Withdrawal Benefit	Allows withdrawal of some or all Contract Value without incurring a CDSC if admitted to a licensed nursing care facility or accredited hospital.	Optional	None
  Applicable only if you elect the B-Share class.
  Confinement must begin after the Issue Date.
  Each withdrawal request must be made one year or more after the Issue Date.
  Each withdrawal request must be made within 120 calendar days after services provided.
  Confinement must be for at least 90 consecutive calendar days and must be prescribed by a state licensed medical practitioner.
  Cannot use if the Systematic Withdrawal Program is in effect.
  May not be available in all states. See “Appendix E – State Variations of Certain Contract Features.”

Some of the benefits identified in the Benefits Available Under the Contract table are described in more detail following the table and other benefits are disclosed in more detail in other sections of the prospectus.

Death Benefit
Death of Owner During the Accumulation Phase
If any Owner dies during the Accumulation Phase, we will pay a death benefit to the primary Beneficiary. If any Owner dies, we will treat the surviving Owner as the primary Beneficiary and treat any other Beneficiary designation, on record at the time of death, as a contingent Beneficiary.
The Beneficiary may request that the death benefit be paid under one of the death benefit options. If the sole primary Beneficiary is your spouse and your Contract is a Non-Qualified Contract or is held as a traditional IRA (including SEP and SIMPLE IRAs) or Roth IRA, he or she may elect to become the Owner of the Contract by continuing the Contract at the death benefit amount payable. Generally, if the Contract is continued then:

•	the spouse’s initial Contract Value will be equal to the death benefit that would have been payable if the lump sum distribution had been elected;

•	all applicable Contract features and benefits will be in the surviving spouse’s name; and

•	the surviving spouse will exercise all of the Owner’s rights under the Contract.

However, if at the time the Owner purchased the Contract the surviving spouse was over the maximum Contract issue Age for the death benefit selected (Age 75 for the ROP  Death Benefit, Age 85 for the Contract Value Death Benefit), the Contract cannot be continued. If the Contract is continued, the death benefit will remain the same.
If the sole primary Beneficiary is a domestic partner or civil union partner, as defined under applicable state laws, we will treat him or her as a spouse for this provision, and he or she may elect to continue the Contract as described herein. However, a domestic partner or civil union partner cannot elect to continue the Contract if it is a traditional IRA or Roth IRA. Since current federal tax law does not define a spouse to include a domestic partner or civil union partner, such domestic partner or civil union partner who elects to continue the Contract must still meet the distribution requirements of IRC Section 72(s). In order to meet these requirements, the amount of any gain in the Contract will become subject to income tax at the time the election to continue the Contract is made.
The right to continue the Contract by a surviving spouse, a domestic partner, or a civil union partner can only be exercised once while the Contract is in effect.
See “Taxes – Civil Unions and Domestic Partnerships” if you are in a domestic partnership or civil union.
Death Benefit Amount During the Accumulation Phase
The death benefit amount depends upon the death benefit feature in effect at the time of your death or, if the Contract is owned by a non-natural person, an Annuitant’s death.
There are two death benefit features available. When you purchase your Contract, you must select one death benefit feature. Once you have selected a death benefit feature and we issue the Contract, you cannot later select another death benefit feature. The ROP  Death Benefit is not available for selection if the oldest Owner (or Annuitant, if the Owner is a non-natural person) is over the Age of 75.

•	Contract Value Death Benefit (no additional charge)

•	ROP Death Benefit (has an additional charge)

Contract Value Death Benefit
The death benefit during the Accumulation Phase will be the Contract Value determined as of the Close of Business on the Business Day on which we receive both due proof of death and an election of the payment method in Good Order at our Service Center. Where there is more than one Beneficiary, we will determine the death benefit as of the Business Day the first Beneficiary submits due proof of death and election of payment method in Good Order. Each Beneficiary’s portion of the death benefit will be applied to their chosen death benefit payout option on the Business Day we receive their election of the payment method in Good Order and will be paid from the Sub-Accounts on a pro rata basis. The balance of the death benefit will remain in the Sub-Accounts until each of the other

Beneficiaries submits a Written Request to claim his/her death benefit. From the time the death benefit is determined until complete distribution is made, any amount in a Sub-Account will be subject to investment risk. This risk is borne by the Beneficiary(ies).
Return of Purchase Payment Death Benefit (ROP  Death Benefit)
The death benefit during the Accumulation Phase will be the greater of 1 and 2 below.
(1) The total Purchase Payments, reduced by an adjustment for each withdrawal. The adjustment is equal to A divided by B, with the result multiplied by C, where:

A = the Contract Value withdrawn, including any applicable CDSC;

B = the Contract Value immediately prior to the withdrawal; and

C = the total Purchase Payments adjusted for any prior withdrawals.

(2) The Contract Value determined as of the Close of Business on the Business Day on which we receive both due proof of death and an election of the payment method in Good Order at our Service Center.
A withdrawal will reduce the death benefit amount in direct proportion to the Contract Value reduction. For example, if you take a 20% withdrawal from your Contract Value, the death benefit will be reduced by 20%. Since withdrawals result in a pro-rata adjustment to the death benefit amount, the death benefit amount may be reduced by more than the actual dollar amount of the withdrawals. See “Appendix D – ROP Death Benefit Examples.”
The death benefit that is payable during the Accumulation Phase is determined as of the Close of Business on the Business Day on which we receive both due proof of death and an election of the payment method at our Service Center. Where there is more than one Beneficiary, we will determine the death benefit as of the Business Day the first Beneficiary submits due proof of death and election of payment method. If the death benefit payable is greater than the Contract Value, we will apply an amount equal to the difference between the death benefit and Contract Value to each Sub-Account in the ratio that your value in each Sub-Account bears to your Contract Value. Each Beneficiary’s portion of the death benefit will be applied to their chosen death benefit payout option on the Business Day we receive their election of the payment method in Good Order and will be paid from the current allocation on a pro rata basis. The balance of the death benefit will remain in the Sub-Accounts based on the current allocation until each of the other Beneficiaries submits a Written Request to claim his/her death benefit. From the time the death benefit is determined until complete distribution is made, any amount in a Sub-Account will be subject to investment risk. This risk is borne by the Beneficiary(ies).
We consider the application of a portion of your Contract Value to an Annuity Option as a withdrawal for purposes of calculating the death benefit amount.
ROP Death Benefit Charge
We deduct a ROP Death Benefit Charge from each Sub-Account in which you are invested. The charge compensates us for the costs associated with this death benefit. See “Charges and Deductions – ROP Death Benefit Charge.”
ROP Death Benefit Allocation Restrictions
While the ROP  Death Benefit is in effect, you may allocate Purchase Payments or transfer Contract Value amongst any of the Sub-Accounts available with the Contract except the following:

•	BlackRock 60/40 Target Allocation ETF V.I.

We reserve the right to modify the available Sub-Accounts with this feature from time to time. We will notify you by Written Notice at least 30 days before any change in Sub-Account restrictions. The restrictions in the type of Sub-Accounts available to you under the ROP  Death Benefit are intended to help us manage the risk associated with providing the ROP Death Benefit.

Death Benefit Payment Options During the Accumulation Phase
The availability of certain death benefit options may be limited for Tax-Qualified Contracts in order to comply with RMD rules.
For Non-Qualified Contracts, each Beneficiary must elect the death benefit to be paid under one of the following options in the event that a death benefit becomes payable during the Accumulation Phase:

•	Option 1 – Lump sum payment of the death benefit.

•	Option 2 – Payment of the entire death benefit within five years of the date of any Owner’s death. This option may not be available if there are multiple Beneficiaries.

•
Option 3 – Payment of the death benefit under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. Distribution must begin within one year of the date of any Owner’s death. This option is not available for a Beneficiary that is a non-natural person.

•
Option 4 – Payment of the death benefit from a deferred annuity Contract over the life expectancy of the Beneficiary through a series of non-annuitized withdrawals made at least annually. Distribution must begin within one year of the date of any Owner’s death. Additional withdrawals, including full withdrawals, are available. This option is not available for a Beneficiary that is a non-natural person, and may not be available if there are multiple Beneficiaries. See the sub-section below entitled “Non-Qualified Beneficiary Annuity” for rules and restrictions.

For Qualified Contracts, each Beneficiary must elect the death benefit to be paid under one of the following options in the event that a death benefit becomes payable during the Accumulation Phase:

•	Option 1 – Lump sum payment of the death benefit.

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Option 2 – Payment of the entire death benefit by the end of the calendar year that contains the tenth anniversary of your death (fifth anniversary of your death if you do not have a designated Beneficiary as defined for purposes of IRC Section 401(a)(9), including where your Beneficiary is your estate or certain trusts). This option may not be available if there are multiple Beneficiaries.

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Option 3 – If the Beneficiary is your surviving spouse, or is not more than 10 years younger than you, payment of the death benefit under an Annuity Option over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. Distribution must generally begin by the end of the calendar year following the year of your death. Additional deferral may be available for a spouse Beneficiary.

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Option 4 – If the Beneficiary is your surviving spouse, or is not more than 10 years younger than you, payment of the death benefit from a deferred annuity Contract over the life expectancy of the Beneficiary through a series of non-annuitized withdrawals made at least annually. Distribution must generally begin by the end of the calendar year following the year of your death. Additional deferral may be available for a spouse Beneficiary. Additional withdrawals, including full withdrawals, are available. This option may not be available if there are multiple Beneficiaries. See the sub-section below entitled “Beneficiary IRA” for rules and restrictions.

If the sole primary Beneficiary is a spouse, continuation of the Contract in his or her own name is described previously in this section under “Death Benefit – Death of Owner During the Accumulation Phase.”
Any portion of the death benefit not applied to Option 3 or Option 4 within the time period specified must be distributed within five years of the date of the Owner’s death under Option 1 or Option 2. For Qualified Contracts, distribution under Option 1 or Option 2 must occur by the end of the calendar year that contains the tenth anniversary of your death (fifth anniversary of your death if you do not have a designated Beneficiary as defined for purposes of IRC Section 401(a)(9), including where your Beneficiary is your estate or certain trusts).  In addition, if you die after reaching the age at which RMDs must begin, your beneficiary is required to take annual required minimum distributions during the ten year distribution period to the extent required by Regulations issued under IRC Section 401(a)(9). These requirements apply even if you have restricted the Beneficiary’s death benefit payout option.
You may restrict a Beneficiary’s right to elect a death benefit payout option. If you do so, such rights or options will not be available to the Beneficiary.
We may also consent to other death benefit payout options in addition to those described in this section as long as they comply with IRC Section 72(s) or Section 401(a)(9), as applicable.

Lump Sum Payments
If a lump sum payment is requested, we will pay the amount within seven calendar days after we receive due proof of death and election of the payment method in Good Order at our Service Center, unless we are required to suspend or delay payment.
Non-Qualified Beneficiary Annuity
A Non-Qualified Beneficiary Annuity, also referred to as a “non-qualified stretch” or “inherited non-qualified annuity,” is an annuity contract that is held for the benefit of the Beneficiary of a deceased annuity Owner in order to distribute death proceeds of a non-qualified annuity to the Beneficiary over that Beneficiary’s life expectancy in accordance with the required distribution rules of IRC Section 72(s). See “Taxes – Taxation of Non-Qualified Contracts – Distributions After Death of an Owner” for more information.
If a Beneficiary(ies) elects payment under Option 4 as a Non-Qualified Beneficiary Annuity after the death of the Owner, the following rules apply (Note, these restrictions differ from those imposed when a Contract is purchased as a Non-Qualified Beneficiary Annuity. See “Ownership – Non-Qualified Beneficiary Annuity.”):

•
The annuity Contract will be titled in the Beneficiary’s name as Beneficiary of the deceased Owner, and cannot be transferred. The Beneficiary must be the Annuitant, and the Annuitant cannot be changed.

•
Distributions must begin within one year of the Owner’s death. Required distributions will be calculated based on the Beneficiary’s life expectancy as determined under the applicable IRS table, and will be withdrawn from each Sub-Account, in the ratio that your value in each bears to your Contract Value.

•
Distributions required under IRC Section 72(s) must be made at least annually through a SWP that we administer. This SWP cannot be changed or terminated. Distributions made under the SWP will be treated as variable Annuity Payments for income tax purposes. In order to qualify as Annuity Payments for income tax purposes, payments under the SWP will continue to be made even if you take additional withdrawals from the Contract.

•	Withdrawals will not be subject to a CDSC.

•	The Beneficiary’s initial Contract Value will be equal to the death benefit that would have been payable to the Beneficiary if a lump sum distribution had been elected.

•	Additional Purchase Payments cannot be applied to the Contract.

•	Joint ownership is not allowed.

•
Upon the death of the Annuitant, any remaining Contract Value will be paid to the succeeding Beneficiary in a lump sum or over the Annuitant’s remaining life expectancy as determined under the applicable IRS table.

•	This option is not available for a Beneficiary who is a non-natural person.

•
A Non-Qualified Beneficiary Annuity may only be established by the Beneficiary of the Owner whose death triggered the required distribution requirements of IRC Section 72(s). A Non-Qualified Beneficiary Annuity may not be established as a “second generation” Non-Qualified Beneficiary Annuity by a successor Beneficiary.

Beneficiaries should consult a qualified tax adviser for advice prior to establishing a Non-Qualified Beneficiary Annuity.
Beneficiary IRA
Beneficiary, Inherited, Legacy or “Stretch” IRAs are all terms used to describe an IRA that is used exclusively to distribute death proceeds of an IRA or other qualified investment to the beneficiary over that beneficiary’s life expectancy in order to meet the Required Minimum Distribution (RMD) rules. Upon the contract owner’s death under an IRA or other qualified contract, an “Eligible Designated Beneficiary” may generally establish a Beneficiary IRA by either purchasing a new annuity contract or, in some circumstances, by electing the Beneficiary IRA payout option under the current contract. Until withdrawn, amounts in a Beneficiary IRA continue to be tax-deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the RMD rules, are subject to tax.
If the contract owner died on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), an individual designated beneficiary, and certain trusts as beneficiary, are treated as Eligible Designated Beneficiaries, and can elect to take distributions over their life expectancy (life expectancy of the oldest trust beneficiary).

However, if the contract owner dies on or after January 1, 2020 (on or after January 1, 2022 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), only certain designated beneficiaries are treated as Eligible Designated Beneficiaries, and we will only offer the Beneficiary IRA payout option to a designated beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant or IRA owner or, (2) is not more than 10 years younger than the deceased qualified plan participant or IRA owner. In the future, we may allow additional classes of Eligible Designated Beneficiaries to elect the Beneficiary IRA payout option.
See “Taxes – Required Minimum Distributions for Qualified Contracts” for more information.
Eligibility Requirements/Restrictions:
If a Beneficiary(ies) elects payment under Option 4 as a Beneficiary IRA after the death of the Owner, the following rules apply (Note, these restrictions differ from those imposed when a Contract is purchased as a Beneficiary IRA. See “Ownership – Beneficiary IRA.”):

•	The annuity contract will be titled in the Beneficiary’s name as Beneficiary for the deceased Owner. The Beneficiary must be the Annuitant, and the Annuitant cannot be changed.

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For non-spousal Beneficiary IRAs, RMDs must begin by December 31st of the year following the year of the date of the Owner’s death. For spousal Beneficiary IRAs, RMDs may be deferred until the year for which the original Owner would have been required to begin RMDs. The RMD amount will generally be calculated based on the Beneficiary’s life expectancy and will be withdrawn from each Sub-Account in the ratio that your value in each bears to your Contract Value. If the original Owner died after RMDs were required to begin, and was younger than the Beneficiary, the RMD amount may be calculated based on the original Owner’s life expectancy in the year of his or her death. If there is a Beneficiary IRA previously established with another carrier and an RMD is required in the current calendar year, we will process the RMD. If, however, an RMD is not required in the current calendar year, an RMD will not be processed until the year it is required.

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If the original owner died before January 1, 2020 (before January 1, 2022 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and the Beneficiary is a trust, a Beneficiary IRA may only be established if the trust qualifies as a “see-through” trust. For see-through trusts, RMDs must be calculated based upon the life expectancy of the oldest trust beneficiary and the oldest trust beneficiary must be the Annuitant. In order to be a see-through trust, the trust must be valid under state law and be irrevocable, and all beneficiaries, current and future, must be identifiable from the trust instrument. If any beneficiary of the trust is not an individual, the trust is not a see-through trust and cannot establish a Beneficiary IRA. If the original owner died after December 31, 2019 (after December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), we will not offer a Beneficiary IRA to a trust.

•	RMDs must be made at least annually through a SWP that we administer. This SWP cannot be terminated.

•	Withdrawals will not be subject to a CDSC.

•	The Beneficiary’s initial Contract Value will be equal to the death benefit that would have been payable to the Beneficiary if a lump sum distribution had been elected.

•	Additional contributions cannot be applied to the Contract.

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Upon the death of the Annuitant, any remaining Contract Value will be paid to the succeeding Beneficiary in a lump sum or over the Annuitant’s remaining life expectancy as determined by the applicable IRS table, but in no case may payments extend beyond the end of the calendar year that contains the tenth anniversary of the Annuitant’s death.

•
A Beneficiary IRA may only be established by the Beneficiary of the IRA owner/qualified plan participant whose death triggered the RMD requirements of IRC Section 401(a)(9). A Beneficiary IRA may not be established as a “second generation” Beneficiary IRA by a successor Beneficiary.

•	Joint ownership of a Beneficiary IRA is not allowed. Beneficiaries should consult a qualified tax adviser for advice prior to establishing a Beneficiary IRA.

Beneficiaries should consult a qualified tax adviser for advice prior to establishing a Beneficiary IRA.

Death of Owner During the Annuity Phase
Upon any Owner’s death during the Annuity Phase, if the Annuitant is still alive, the surviving Owner will retain the ownership of the Contract. If there is no surviving Owner, the Beneficiary will become the Owner. Any remaining Annuity Payments under the Annuity Option elected will continue to be paid at least as rapidly as under the method of distribution in effect at such Owner’s death. For Qualified Contracts, the Beneficiary(ies) may be required to receive an adjusted payment stream in order to comply with RMD rules that apply upon the Owner/Annuitant’s death. If the Beneficiary is not an “Eligible Designated Beneficiary” as defined by IRC Section 401(a)(9), Annuity Payments may only continue through the end of the calendar year that contains the tenth anniversary of the Owner/Annuitant’s death, even if a longer Annuity Payment option was elected, including a Joint and Last Survivor Annuity Option where the Joint Annuitant is still living.
Death of Annuitant
If an Annuitant, who is not the Owner or Joint Owner, dies during the Accumulation Phase, you can name a new Annuitant subject to our approval. If there is no surviving Annuitant and you do not name an Annuitant within 30 calendar days after we receive notification of the death of the Annuitant, the oldest Owner will become the Annuitant. If the Owner is a non-natural person and an Annuitant dies, you may not name a new Annuitant. In this case we will treat the death of the Annuitant as the death of the Owner and pay the death benefit as described in “Death Benefit – Death of Owner During the Accumulation Phase.”
Upon the death of the last surviving Annuitant on or after the Annuity Date, the death benefit, if any, is as specified in the Annuity Option elected. Upon the death of the last surviving Annuitant during the Annuity Phase, any remaining payment under the elected Annuity Option will be paid to the Beneficiary. For Qualified Contracts, the Beneficiary(ies) may be required to receive an adjusted payment stream in order to comply with RMD rules that apply upon the Owner/Annuitant’s death. If the Beneficiary is not an “Eligible Designated Beneficiary” as defined by IRC Section 401(a)(9), Annuity Payments may only continue through the end of the calendar year that contains the tenth anniversary of the Owner/Annuitant’s death, even if a longer Annuity Payment option was elected, including a Joint and Last Survivor Annuity Option where the Joint Annuitant is still living. We will treat a surviving Owner as the primary Beneficiary and treat any other Beneficiary designation on record at the time of death as a contingent Beneficiary.
Death Benefit and Partial Annuitizations
If you apply a portion of your Non-Qualified Contract Value to an Annuity Option, the death benefit for that portion will be determined in accordance with “Death Benefit – Death of Owner During the Annuity Phase” and “Death Benefit – Death of Annuitant.” The death benefit for the portion of the Contract Value remaining in the Accumulation Phase will be determined in accordance with “Death Benefit – Death of Owner During the Accumulation Phase” and “Death Benefit – Death of Annuitant.”
Due Proof of Death
For purposes of determining due proof of death, we require:

•	a certified death certificate; or

•	a certified decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

Additional Benefits
Terminal Illness Withdrawal Benefit
With this benefit, which is applicable only if you elect the B-Share class, you may withdraw all or a portion of your Contract Value without incurring a CDSC if we receive a Written Request in Good Order at our Service Center that you (or an Annuitant, if the Owner is a non-natural person) have met the following conditions:

•
For purposes of this benefit, you (or an Annuitant, if the Owner is a non-natural person) were not diagnosed with a terminal illness or a terminal condition resulting from bodily injury or disease or both as of the Issue Date.

•	Each withdrawal request is made on or after the “Eligibility Date for Waiver of Contingent Deferred Sales Charge,” which is one year after the Issue Date.

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We will require proof that you (or an Annuitant, if the Owner is a non-natural person) are terminally ill, as described above, and not expected to live more than 12 months. This proof will include, but is not limited to, certification by a state licensed medical practitioner performing within the scope of his/her license. The state licensed medical practitioner must not be you or your parent, sibling, spouse or child (or an Annuitant or an Annuitant’s parent, sibling, spouse or child if the Owner is a non-natural person).

If we determine that your Written Request for a withdrawal free of CDSC does not meet the qualifying conditions, we will provide a Written Notice of such determination. We will not proceed with your Written Request for a withdrawal until we receive notification from you that you accept or reject the withdrawal including the CDSC assessed. If you do not accept the withdrawal including the CDSC, the withdrawal request will not be processed. If you do accept the withdrawal including the CDSC, we will process it on the Business Day you notify us of your acceptance.
There is no charge for the Terminal Illness Withdrawal Benefit. The Terminal Illness Withdrawal Benefit may not be available in all states See “Appendix E – State Variations of Certain Contract Features.” Please contact your registered representative or call the Service Center for more information.
Nursing Home and Hospital Withdrawal Benefit
With this benefit, which is applicable only if you elect the B-Share class, you may withdraw all or a portion of your Contract Value without incurring a CDSC if we receive a Written Request in Good Order at our Service Center that you (or an Annuitant, if the Owner is a non-natural person) have been admitted to a licensed nursing care facility or accredited hospital or its successor, subject to the following requirements:

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For purposes of this benefit, you (or the Annuitant, if the Owner is a non-natural person) are not confined in a licensed nursing care facility or accredited hospital or its successor on the Issue Date.

•	Each withdrawal request is made on or after the “Eligibility Date for Waiver of Contingent Deferred Sales Charge,” which is one year after the Issue Date.

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Each withdrawal request is made within 120 calendar days after services were provided to you (or the Annuitant, if the Owner is a non-natural person). You must have been confined at a licensed nursing care facility and/or accredited hospital or its successor for a consecutive period of at least 90 consecutive calendar days.

•	The confinement must be prescribed by a state licensed medical practitioner performing within the scope of his/her license.

•	Each withdrawal is accompanied by proof satisfactory to us that you (or the Annuitant, if the Owner is a non-natural person) meet the qualifying conditions above.

You may not participate in the Systematic Withdrawal Program if we are currently waiving the CDSC in accordance with this benefit.
A licensed nursing care facility is an institution licensed by the state in which it is located to provide skilled nursing care, intermediate nursing care, or custodial nursing care. An accredited hospital is a hospital licensed, or recognized as a general hospital, by the state in which it is located or by the Joint Commission on the Accreditation of Hospitals, or its successors.

If we determine that your Written Request for a withdrawal free of CDSC does not meet the qualifying conditions, we will provide a Written Notice of such determination. We will not proceed with your Written Request for a withdrawal until we receive notification from you that you accept or reject the withdrawal including the CDSC assessed. If you do not accept the withdrawal including the CDSC, the withdrawal request will not be processed. If you do accept the withdrawal including the CDSC, we will process it on the Business Day you notify us of your acceptance.
There is no charge for the Nursing Home and Hospital Withdrawal Benefit. The Nursing Home and Hospital Withdrawal Benefit may not be available in all states. See “Appendix E – State Variations of Certain Contract Features.” Please contact your registered representative or call the Service Center for more information.
Withdrawals
Your ability to take a withdrawal may be restricted by certain provisions of the Internal Revenue Code. Furthermore, if your Contract is issued under a qualified plan, your ability to take a withdrawal may be restricted by your plan documents. Income taxes, tax penalties, a CDSC and certain restrictions may apply to any withdrawal you make.
During the Accumulation Phase you may make either partial or full withdrawals of your Contract Value. When making a partial withdrawal, you must withdraw at least $100 or your entire Contract Value in a Sub-Account, if less. We reserve the right to increase the minimum withdrawal amount to $500. We will exercise this right should we see a significant increase in withdrawal activity by Owners that leads to an increase in cost to administer the Contract. If we exercise this right, we will do so in the same manner for all Owners, and we will provide Owners with prior Written Notice of our decision to increase the minimum withdrawal amount.
You may only make a partial withdrawal if at least $2,000 in Contract Value remains following the partial withdrawal, unless the payment is under a Systematic Withdrawal Program (SWP) and the withdrawal is an RMD or is made under a SWP intended to qualify as a series of substantially equal periodic payments for purposes of avoiding the additional 10% tax applicable to distributions that occur prior to age 59½. Otherwise, you may only make a full withdrawal. Unless you instruct us otherwise, we take any partial withdrawal proportionally from your Contract Value in your selected investment options.
A partial withdrawal reduces the Contract Value by the amount of the withdrawal. In addition, we reflect the withdrawal as a pro rata reduction to the value of the Contract’s death benefit if you have elected the ROP Death Benefit. We describe this reduction under “Death Benefit – ROP Death Benefit” and “Appendix D – ROP Death Benefit Examples – Impact of Withdrawal and Determination of Benefit.”
After you withdraw your full Contract Value, the Contract terminates when there are no Annuity Payments remaining and does not provide a death benefit other than any death benefit that may be provided under any portion of your Contract that was previously applied to an Annuity Option.
When you make a full withdrawal you will receive your Contract Value:

•	less any applicable CDSC;

•	less any applicable Premium Tax;

•	less any applicable annual contract maintenance charge; and

•	less any Purchase Payments we credited to your Contract that have not cleared the bank, until they clear the bank.

See “Appendix B – Contingent Deferred Sales Charge (CDSC) Example.”
Requests in Writing
To request a withdrawal in writing, submit either a partial withdrawal or full withdrawal form in Good Order to our Service Center. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests by Other Means
You may request certain partial and full withdrawals by other means we authorize such as email, telephone, or fax. Contact our Service Center for details.
Withdrawal Effective Date
For Written Requests, your withdrawal is effective on the Business Day we receive, in Good Order at our Service Center:

•	a partial withdrawal or full withdrawal form acceptable to us; and

•	if applicable, a “letter of acceptance.”

If we receive this/these item(s) at our Service Center on a Non-Business Day or after the Close of Business, your withdrawal request will be effective on the next Business Day. For email, telephone or fax requests, your withdrawal is effective on the Business Day we receive your request in Good Order, provided it is received prior to the Close of Business. For requests received after the Close of Business, your withdrawal will be effective on the next Business Day.
Delivery of Withdrawal Amount
We will pay any withdrawal amount within seven calendar days of the withdrawal effective date unless we are required to suspend or postpone withdrawal payments. See “Other Information – Payments We Make.”
We will generally pay any full or partial withdrawal to the Owner, unless you direct otherwise. If the Owner is a non-natural person, withdrawals will be paid to the Owner with the exception of RMD payments from a Contract owned by a qualified plan.
Systematic Withdrawal Program
For detailed rules and restrictions pertaining to this program and instructions for electing the program contact our Service Center.
The Systematic Withdrawal Program (SWP) allows you to set up automatic periodic withdrawals from your Contract Value. We will take any withdrawal under this program proportionally from your Contract Value in your selected investment options.
Your SWP will end:

•	if you withdraw your total Contract Value;

•	if we receive, in Good Order, a notification of the Owner’s death;

•	if we receive, in Good Order, a notification of the Annuitant’s death if the Owner is a non-natural person;

•	if we process the last withdrawal for the period you selected, if applicable;

•
if the next withdrawal will lower your Contract Value below the minimum Contract Value we allow following a partial withdrawal, unless your withdrawal is an RMD or is made under a SWP intended to qualify as a series of substantially equal periodic payments for purposes of avoiding the additional 10% tax applicable to distributions that occur prior to age 59½;

•	if you apply your full Contract Value to an Annuity Option; or

•
if you give us a Written Request or request over the telephone, in Good Order, to terminate your program any time on or before the next withdrawal date. If your Contract is a Non-Qualified Beneficiary Annuity or a Beneficiary IRA, your SWP cannot be terminated.

Taxes
The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the Contract. The information is not written or intended as tax or legal advice. You should consult a tax adviser about your own circumstances. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code, Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any contract. We reserve the right to make changes in the Contract to assure that it continues to qualify as an annuity for tax purposes.
No attempt is made in this prospectus to consider any applicable state or other tax laws.
Taxation of the Company
MassMutual is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (IRC). For federal income tax purposes, the Separate Account is not a separate entity from MassMutual, and its operations form a part of MassMutual.
Investment income and any realized gains on Separate Account assets generally are reflected in the Contract Value, although treated as accruing to the Company and not to you. As a result, no taxes are due currently on interest, dividends and short or long-term gains earned by the Separate Account with respect to your Contract. The Company may be entitled to certain tax benefits related to the investment of Company assets, including assets of the Separate Account. These tax benefits, which may include foreign tax credits and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
Annuities in General
Annuity contracts are a means of both setting aside money for future needs – usually retirement – and for providing a mechanism to administer the payout of those funds. Congress recognized how important providing for retirement was and created special rules in the IRC for annuities. Simply stated, these rules provide that you will generally not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.
Diversification
IRC Section 817(h) imposes certain diversification standards on the underlying assets of variable annuity contracts. The IRC provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department, adequately diversified. Disqualification of the Contract as an annuity contract would result in a loss of tax deferral, meaning the imposition of federal income tax to the Owner with respect to earnings under the Contract prior to the receipt of payments under the Contract. We intend that all investment portfolios underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.
Investor Control of Assets
For variable annuity contracts, tax deferral also depends on the insurance company, and not you, having control of the assets held in the Separate Accounts. You can transfer among the Sub-Accounts but cannot direct the investments each underlying Fund makes. If you have too much investor control of the assets supporting the Separate Account Funds, then you will be taxed on the gain in the Contract as it is earned rather than when it is withdrawn. The IRS has provided some guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether an owner will be deemed to own the assets in the contract if a variable contract offers too large a choice of Funds in which to invest, and if so, what that number might be. We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the Contract, as necessary, so that you will not be treated as having investor control of the assets held under the Separate Account.

Non-Qualified Contracts
Your Contract is referred to as a Non-Qualified Contract if it is not used to fund a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan.
Qualified Contracts
Your Contract is referred to as a Qualified Contract if it is used to fund a qualified plan such as an Individual Retirement Annuity (IRA), Roth IRA, tax-sheltered annuity plan (TSA or TSA plan), corporate pension and profit-sharing plan (including 401(k) plans and H.R. 10 plans), or a governmental 457(b) deferred compensation plan. Qualified plans are subject to various limitations on eligibility, contributions, transferability and distributions based on the type of plan. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of such an investment.
Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the contracts comply with applicable law.
Contracts issued under a qualified plan include special provisions restricting contract provisions that may otherwise be available as described in this prospectus. Generally, contracts issued under a qualified plan are not transferable. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to distributions from Qualified Contracts. See “Taxes – Taxation of Qualified Contracts.”
Eligible rollover distributions from an IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan may generally be rolled over into another IRA, TSA, qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan.
These amounts may be transferred directly from one qualified plan or account to another, or as an indirect rollover, in which the plan participant receives a distribution from the qualified plan or account, and reinvests it in the receiving qualified plan or account within 60 days of receiving the distribution.
IRC Section 408(d)(3)(B) provides that an individual is only permitted to make one indirect rollover from an IRA to another IRA in any 1-year period. The IRS previously applied this limitation on an IRA-by-IRA basis, allowing a taxpayer to make an indirect rollover from an IRA, so long as he or she had not made an indirect rollover from that same IRA within the preceding 1-year period, even if he or she had made indirect rollovers from a different IRA. Effective for distributions on or after January 1, 2015 the limitation applies on an aggregate basis, meaning that an individual cannot make an indirect rollover from one IRA to another if he or she has made an indirect rollover involving any IRA (including a Roth, SEP, or SIMPLE IRA) within one year.
It is important to note that the one rollover per year limitation does not apply to amounts transferred directly between IRAs in a trustee-to-trustee transfer.
On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts we sell in connection with employer-sponsored qualified plans use annuity tables which do not differentiate on the basis of sex. Such annuity tables are also available for use in connection with certain non-qualified deferred compensation plans.
Following are general descriptions of the types of qualified plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. You should consult a tax adviser as to the tax treatment and suitability of your investment. The contribution limits referenced in the plan descriptions below are the limits for 2026, and may change in subsequent years.

Individual Retirement Annuities
IRC Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). IRAs are subject to limitations on eligibility, contributions, transferability and distributions. See “Taxes – Taxation of Qualified Contracts.” IRA contributions are limited to the lesser of $7,500 or 100% of compensation, and an additional catch-up contribution of $1,100 is available for individuals age 50 and over. Contributions are deductible, unless you are an active participant in a qualified plan and your modified adjusted gross income exceeds certain limits. Contracts issued for use with IRAs are subject to special requirements by the IRC, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. You should consult a tax adviser as to the tax treatment and suitability of such an investment.
SEP IRAs
IRC Section 408(k) permits certain employers to establish IRAs for employees that qualify as Simplified Employee Pension (SEP) IRAs. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employees until distributed from the plan. SEP IRAs are treated as defined contribution plans for purposes of the limits on employer contributions. Employer contributions cannot exceed the lesser of:

•	$72,000; or

•	25% of compensation (a maximum of $360,000 of compensation may be considered).

The employee may treat the SEP account as a traditional IRA and make deductible and non-deductible contributions if the general IRA requirements are met. SEP IRAs are subject to additional restrictions, including on items such as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. See “Taxes – Taxation of Qualified Contracts.”  You should consult a tax adviser as to the tax treatment and suitability of such an investment.
SIMPLE IRAs
IRC Section 408(p) permits certain small employers to establish a Savings Incentive Match Plan for Employees (SIMPLE) IRA. SIMPLE IRA plans permit employees to make elective contributions only through a qualified salary reduction agreement.
Employers can make contributions to the plan through either matching contributions or non-elective contributions. An employee’s annual elective salary reduction contributions are limited to the lesser of $17,000 or 100% of compensation, and an additional catch-up contribution is available for individuals age 50 and over, up to the lesser of $4,000 or total compensation less any other elective deferrals. For employees age 60–63, this catch-up contribution limit is increased to $5,250. Elective contributions made to a SIMPLE IRA are counted against the overall limit on elective deferrals by any individual (the lesser of $24,500 or 100% of compensation). Plans of certain small employers may be eligible for increased limits. The employer must make certain matching contributions or non-elective contributions to the employee’s account. SIMPLE IRAs are subject to additional restrictions, including on items such as: the form, manner and timing of distributions; transferability of benefits; vesting and  nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to tax treatment and suitability of such an investment.
Roth IRAs
IRC Section 408A permits eligible individuals to contribute to a non-deductible IRA, known as a Roth IRA. Roth IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Roth IRA contributions are limited to the lesser of $7,500 or 100% of compensation, and an additional catch-up contribution of $1,100 is available for individuals age 50 or over. The maximums are decreased by any contributions made to a traditional IRA for the same tax year. Lower maximum Roth IRA contribution limits apply to individuals whose modified adjusted gross income exceeds certain limits. Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, known as a conversion. The individual must pay tax on any portion of the IRA being rolled over that represents income or previously deductible IRA contributions. The determination of taxable income is based on the fair market value of the IRA at the time of the conversion. See “Taxes – Required Minimum Distributions for Qualified Contracts” for information on the determination of the fair market value of an annuity contract that provides additional benefits (such as certain living or death benefits). You should consult a tax adviser as to the tax treatment and suitability of such an investment.

Corporate Pension and Profit-Sharing Plans
IRC Sections 401(a) and 401(k) permit employers to establish various types of retirement plans for employees. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to plan participants may vary depending upon the particular plan design. In general, annual contributions made by an employer and employee to a defined contribution plan may not exceed the lesser of:

•	$72,000; or

•	100% of compensation or earned income (a maximum of $360,000 of compensation may be considered).

An employee’s elective salary reduction contributions under a cash or deferred arrangement (i.e. a 401(k) plan) are limited to $24,500, with an additional catch-up contribution of up to $8,000 available for eligible plan participants age 50 or over. For eligible participants age 60–63, this catch-up contribution limit is increased to $11,250. Defined benefit plans are limited to contributions necessary to fund a promised level of benefit. The annual benefit under a defined benefit plan is limited to:

•	100% of compensation for a plan participant’s highest three years; or

•	$290,000.

Plans are subject to additional restrictions, including on such items as: the form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions and withdrawals. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.
H.R. 10 Plans
IRC Section 401(a) permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R.10” or “Keogh” plans. Contributions made to the plan for the benefit of the employees and the earnings on those contributions are generally not included in gross income of the employees until distributed from the plan. The tax consequences to plan participants may vary depending upon the particular plan design.
In general, H.R. 10 Plans are subject to the same restrictions as corporate pension and profit-sharing plans (see “Taxes – Qualified Contracts – Corporate Pension and Profit-Sharing Plans”), including limitations on eligibility, participation, contributions, time and manner of distributions, transferability and taxation of distributions. See “Taxes – Taxation of Qualified Contracts.” You should consult a tax adviser as to the tax treatment and suitability of such an investment.
Taxation of Non-Qualified Contracts
You, as the Owner of a non-qualified annuity, will generally not be taxed on any increases in the value of your Contract until a distribution occurs. There are different rules as to how you are taxed depending on whether the distribution is a withdrawal or an Annuity Payment.
Withdrawals
The IRC generally treats any withdrawal (1) allocable to investment in the Contract made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your investment in the Contract. The withdrawn earnings are subject to tax as ordinary income.

Annuity Payments
Annuity Payments occur as the result of the Contract reaching its annuity starting date. Non-annuitized life expectancy distributions made to a Beneficiary, under a Non-Qualified Beneficiary Annuity SWP program that we administer, are also treated as Annuity Payments. A portion of each Annuity Payment is treated as a partial return of your investment in the Contract and is not taxed. The remaining portion of the Annuity Payment is treated as ordinary income. The Annuity Payment is divided between these taxable and non-taxable portions based on the calculation of an exclusion amount.
The exclusion amount for Annuity Payments based on a fixed Annuity Option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period certain or refund feature) bears to the expected return under the Contract. The exclusion amount for Annuity Payments based on a variable Annuity Option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. If, in any year, total payments received under a variable Annuity Option are less than the exclusion amount allocable to that year, Treasury Regulations allow you to choose to recalculate your exclusion amount in subsequent years, by filing a statement with your income tax return. We will continue to report distributions using the exclusion amount as originally calculated. For additional information, please consult with your tax advisor and see IRS Publication 939. Annuity Payments received after you have recovered all of your investment in the Contract are fully taxable.
The IRC also provides that any amount received (both Annuity Payments and withdrawals) under an annuity contract which is included in income may be subject to an additional tax. The additional tax is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the additional tax. They include any amounts:

(1)	paid on or after you reach age 59½;

(2)	paid to your Beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in IRC Section 72(m)(7));

(4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for your life or life expectancy or for the joint lives or joint life expectancies of you and your designated Beneficiary. Annuity Payments may qualify for this exception if they satisfy the RMD rules applicable to Annuity Payments from qualified plans and IRAs;

(5)	paid under an immediate annuity; or

(6)	which come from investment in the Contract made before August 14, 1982.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59½ or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% additional tax), but for the exception, plus interest for the tax years in which the exception was used.  A withdrawal outside of the series of substantially equal period payments, or an additional Purchase Payment into your Contract, may be considered an impermissible modification. However, after 2023, a tax-free rollover or transfer to another qualified plan or IRA, from which a series of substantially equal periodic payments is received, will not result in a modification if the combined distributions from the old and new arrangements continue to satisfy the exception.  The rules governing substantially equal periodic payments are complex. You should consult a tax adviser for more specific information.
Multiple Contracts
The IRC provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same owner by one company or its affiliates are treated as one deferred annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. This rule does not apply to immediate annuities.
Tax Treatment of Assignments
An assignment or pledge of a Contract may be a taxable event. You should consult a tax adviser if you wish to assign or pledge your Contract. Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the Contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under IRC Section 1041.

Distributions After Death of an Owner
In order to be treated as an annuity contract for federal income tax purposes, IRC Section 72(s) requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract. Specifically, IRC Section 72(s) requires that:

(a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and

(b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death.

These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated Beneficiary refers to a natural person designated by the Owner as a Beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated Beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner. The Non-Qualified Contracts contain provisions that are intended to comply with these IRC requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise. Non-annuitized life expectancy distributions made to a Beneficiary, under a Non-Qualified Beneficiary Annuity SWP program that we administer, will be treated as variable Annuity Payments for income tax purposes.
Taxation of Qualified Contracts
If you have no cost basis for your interest in a Qualified Contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for all or some of your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total Contract Value. Special tax rules may be available for certain distributions from a qualified plan.
IRC Section 72(t) imposes a 10% additional income tax on the taxable portion of any distribution from qualified plans, including contracts issued and qualified under IRC Sections 401 (pension and profit-sharing plans), 403 (TSAs), 408 (IRAs), and 408A (Roth IRAs). With respect to SIMPLE IRAs, the 10% additional tax is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. Exceptions from the additional tax are as follows:

(1)	distributions made on or after you reach age 59½;

(2)	distributions made after your death;

(3)	distributions made that are attributable to the employee being disabled as defined in IRC Section 72(m)(7);

(4)	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary (in applying this exception to distributions from IRAs, a severance of employment is not required). Annuity Payments may qualify for this exception if they satisfy the RMD rules applicable to Annuity Payments from qualified plans and IRAs;

(5)	distributions made after severance from employment if you have reached age 55, or after you have reached age 50 or 25 years of service for qualified public safety employees and private sector firefighters (not applicable to distributions from IRAs);

(6)	corrective distributions of amounts that exceed tax law limitations;

(7)	distributions made to you up to the amount allowable as a deduction to you under IRC Section 213 for amounts you paid during the taxable year for medical care (without regard to whether you itemize deductions for the taxable year);

(8)	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;

(9)	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

(10)	distributions from an IRA for the purchase of medical insurance (as described in IRC Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks (or would have been eligible to receive unemployment compensation but for self-employed status) and have not been re-employed for at least 60 days;

(11)	certain qualified reservist distributions;

(12)	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in IRC Section 72(t)(7)) for the taxable year;

(13)	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in IRC Section 72(t)(8));

(14)	payments of net income attributable to an excess IRA contribution made in a calendar year where such amounts are distributed by tax return deadline for the year (including extensions) and no deduction is allowed for the excess contribution;

(15)	distributions which are qualified birth or adoption distributions (as defined in IRC Section 72(t)(2)(H)). Such distributions can be recontributed within the three year period beginning on the date received;

(16)	certain distributions made after December 31, 2023 for emergency personal expenses (as provided in IRC Section 72(t)(2)(I)). Such distributions can be recontributed within the three-year period beginning on the date received;

(17)	eligible distributions made after December 31, 2023 to you if you are a victim of domestic abuse (as provided in IRC Section 72(t)(2)(K)). Such distributions may be recontributed within the three-year period beginning on the date received;

(18)	distributions made to you if you are a terminally ill individual (as provided in IRC Section 72(t)(2)(L)). Such distributions may be recontributed within the three-year period beginning on the date received; and

(19)	distributions that are qualified disaster recovery distributions under IRC Section 72(t)(2)(M). Such distributions may be recontributed within the three-year period beginning on the date received.

With respect to (4) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59½ or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% additional tax) but for the exception, plus interest for the tax years in which the exception was used.  A withdrawal outside of the series of substantially equal period payments, or an additional Purchase Payment into your contract, may be considered an impermissible modification. However, after 2023, a tax-free rollover or transfer to another qualified plan or IRA, from which a series of substantially equal periodic payments is received, will not result in a modification if the combined distributions from the old and new arrangements continue to satisfy the exception.  The rules governing substantially equal periodic payments are complex. You should consult a tax adviser or IRS Notice 2022-6 for more specific information.
Required Minimum Distributions for Qualified Contracts
For Qualified Contracts other than Roth IRAs, distributions generally must begin no later than April 1st of the calendar year following the later of:

(1)	the calendar year in which you attained the “applicable age” as defined in IRC Section 401(a)(9); or

(2)	the calendar year in which you retire.

If you  were born after December 31, 1950 and before January 1, 1960, your applicable age is 73. If you  were born after December 31, 1959, your applicable age is 75. Previously, the age at which RMDs were required to begin was 70½ for those born before July 1, 1949, and 72 for those born after June 30, 1949 and before January 1, 1951.
The date set forth in (2) does not apply to an IRA or to a five percent owner of the employer maintaining the plan. Required distributions generally must be over a period not exceeding your life or life expectancy or the joint lives or joint life expectancies of you and your designated Beneficiary. Upon your death, additional distribution requirements are imposed. If your Contract is held as a Roth IRA, there are no RMDs during your life. However, upon your death your Beneficiary is subject to RMD requirements. If RMDs are not made, a penalty tax of up to 25% is imposed on the amount that should have been distributed.
These rules were significantly changed under the Setting Every Community Up for Retirement Enhancement (SECURE) Act, enacted in late 2019, and differ for Qualified Contracts when death occurs after December 31, 2019 versus those where death occurred on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement).
Where the Owner’s death occurred on or before December 31, 2019 (on or before December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement), if the Contract had not yet entered the Annuity

Phase and death occurred after the required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of the Owner’s death, or over the life or life expectancy of the designated Beneficiary. If the Contract had not entered the Annuity Phase and death occurred before the required beginning date, the remaining interest must be distributed within five years or over the life or life expectancy of the designated Beneficiary. If the Owner’s death occurred after the Contract had entered the Annuity Phase, distributions must be made at least as rapidly as under the method in effect at the time of the Owner’s death.
If your death occurs after December 31, 2019 (after December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and your designated Beneficiary is not an ‘‘Eligible Designated Beneficiary’’ as defined in IRC Section 401(a)(9), the remaining interest must be distributed within ten years, regardless of whether your death occurs before or after your required beginning date or whether your Contract had entered the Annuity Phase.  In addition, if your death occurs on or after your required beginning date, your Beneficiary must take  annual RMDs during the ten year distribution period  to the extent required by Regulations issued under IRC section 401(a)(9). If your designated Beneficiary is considered an Eligible Designated Beneficiary, the remaining interest must be distributed within ten years or over the life or life expectancy of the designated Beneficiary.  We only offer a life or life expectancy distribution option to a designated Beneficiary who either (1) is the surviving spouse of the deceased qualified plan participant or IRA Owner or, (2) is not more than ten years younger than the deceased qualified plan participant or IRA Owner. In the future, we may allow additional classes of Eligible Designated Beneficiaries to elect a life or life expectancy distribution option.
If your death occurs after December 31, 2019 (after December 31, 2021 for participants of a governmental plan or a plan maintained pursuant to a collective bargaining agreement) and you do not have a designated Beneficiary (including where your estate or certain trusts are the Beneficiary), the pre-2019 distribution rules generally apply. If your Contract has not yet entered the Annuity Phase and death occurs after your required beginning date, distributions must be made at least as rapidly as under the method in effect at the time of your death. If the Contract has not yet entered the Annuity Phase and your death occurs before your required beginning date, the remaining interest must be distributed within five years. If your death occurs after your Contract has entered the Annuity Phase, distributions must be made at least as rapidly as under the method in effect at the time of your death.
For purposes of these rules, the Owner of a Roth IRA is always treated as having died before their required beginning date, since RMDs are not required during the owner’s lifetime.
The Regulations under IRC Section 401(a)(9) include a provision that could increase the dollar amount of RMDs for individuals who fund their IRA or qualified retirement plan with an annuity contract. During the Accumulation Phase of the annuity Contract, Treasury Regulations Section 1.401(a)(9)-6, Q&A-12 requires that individuals add the actuarial present value of any additional benefits provided under the annuity (such as certain living or death benefits) to the dollar amount credited to the Owner or Beneficiary under the Contract in order to determine the fair market value of the Contract. A larger fair market value will result in the calculation of a higher RMD amount. You should consult a tax adviser to determine how this may impact your specific circumstances.
Partial Annuitization of Non-Qualified Contracts
The ability to apply only a portion of your Contract Value to an Annuity Option is commonly referred to as ‘‘partial annuitization’’ or ‘‘partially annuitizing.’’ Federal tax law provides favorable tax treatment of partial annuitization of a non-qualified annuity contract under certain circumstances. You should consult a tax adviser before electing to partially annuitize your Contract.
If part of an annuity contract’s value is applied to an Annuity Option that provides payments for one or more lives or for a period of at least ten years, the portion of the Contract that is annuitized will be treated as a separate Contract and Annuity Payments received as a result of the partial annuitization will be treated as amounts received as an annuity instead of withdrawals, and given exclusion ratio treatment.
The exclusion ratio is calculated by allocating the current investment in the Contract between the amount applied to the Annuity Option and the remaining portion of the original Contract.
If the Annuity Option you elect does not meet one of the two above-described criteria, we will report all payments from your Contract, whether from the annuitized or the deferred portions of the Contract Value, to the IRS as a distribution with the taxable amount not determined beginning with the date of the partial annuitization. It is your responsibility to document to the IRS how much, if any, of a distribution is allocable to cost basis.

Taxation of Death Benefit Proceeds
Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows:

•
if distributed under Death Benefit Payment Option 1 (lump sum) or Option 2 (payment within five years of the date of the Owner’s death), they will be treated in the same manner as a withdrawal from the Contract; or

•	if distributed under Death Benefit Payment Option 3 or 4, they will be treated as Annuity Payments.

Section 1035 Tax Free Exchanges
IRC Section 1035 provides that a life insurance, endowment, or annuity contract may be exchanged for an annuity contract on a tax free basis. When this type of exchange occurs, the gain in the original contract is preserved in the new contract by transferring the cost basis under the original contract to the new contract. The IRS has provided guidance on the partial exchange of an annuity contract for another annuity contract. According to the guidance, partial exchanges occurring on or after October 24, 2011 will be tax free if no distribution takes place from either contract within 180 days after the exchange. If a distribution occurs within 180 days after the exchange, the IRS will apply general tax principles to determine the tax treatment of the transfer. The limitation on distributions within 180 days does not apply to Annuity Payments that are based on life expectancy or on a period certain of ten or more years. You should consult a tax adviser before entering into any 1035 exchange.
Partial exchanges which occurred prior to October 24, 2011 were subject to more restrictive guidance. You should consult a tax adviser if you have questions regarding the taxation of a prior exchange.
Beginning January 1, 2010, the Pension Protection Act of 2006 permits the exchange of an annuity contract for a qualified long-term care contract to qualify as a tax free 1035 exchange. However, if an annuity contract has entered the Annuity Phase, there is uncertainty and a lack of guidance regarding whether the exchange can qualify. Therefore, if an annuity contract has entered the Annuity Phase and the Contract or the resulting Annuity Payments are exchanged for a qualified long-term care contract, we will not treat that as a tax free 1035 exchange.
The IRS has also issued guidance allowing a Beneficiary of a non-qualified annuity contract to enter into a 1035 exchange of the death benefit for a new annuity contract, provided that the new contract will be administered as if the owner is deceased for purposes of the death benefit requirements of IRC Section 72(s). In order to allow the death benefit under a non-qualified annuity contract to be exchanged, we may require additional documentation from the issuer of the new contract, in order to ensure that this requirement is met.
Income Tax Reporting and Withholding
Federal law requires that we file an information return on Form 1099-R with the IRS (with a copy to you) reporting any taxable amounts paid to you under the annuity contract. By January 31 of the calendar year following the year of any payment(s), we will issue the Form 1099-R to the Owner of the annuity contract. Following the death of the Owner the Form 1099-R will be sent to each Beneficiary who receives a payment under the Contract.
The portion of any distribution that is includible in the gross income of the Owner is subject to federal income tax withholding. The amount of the withholding depends on the type of distribution. Withholding for periodic payments is at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate. Distributions from certain retirement plans, excluding IRAs, that are not directly rolled over to another eligible retirement plan or IRA, are subject to a mandatory 20% withholding.

The 20% withholding requirement generally does not apply to:

•	a series of substantially equal payments made at least annually for:

∘	the life or life expectancy of the Owner, or joint and last survivor expectancy of the Owner and a designated Beneficiary, or

∘	for a specified period of ten years or more;

•	distributions which are RMDs;

•	hardship distributions from a 401(k) plan;

•	distributions that are qualified birth or adoption distributions as defined in IRC Section 72(t)(2)(H);

•	distributions that are qualified disaster recovery distributions as defined in IRC Section 72(t)(2)(M);

•	distributions that are emergency personal expense distributions as defined in IRC Section 72(t)(2)(I); or

•	distributions that are eligible distributions to a victim of domestic violence as defined in IRC Section 72(t)(2)(K).

You should consult a tax adviser regarding withholding requirements.
Generation Skipping Transfer Tax Withholding
Under certain circumstances, the IRC may impose a generation skipping transfer tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the IRC may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
Medicare Hospital Insurance Tax
A Medicare Hospital Insurance Tax (known as the Unearned Income Medicare Contribution) applies to all or part of a taxpayer’s net investment income, at a rate of 3.8%, when certain income thresholds are met. Net investment income is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. Under final tax regulations, the taxable portion of any distribution from a non-qualified annuity contract – including withdrawals and Annuity Payments – is included in net investment income. Net investment income also includes the gain from the sale of a non-qualified annuity contract. Under current guidance, we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your Contract.
Non-Resident Aliens and Foreign Entities
Generally, a distribution from a Contract to a non-resident alien or foreign entity is subject to federal tax withholding at a rate of 30% of the amount of income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent form), providing us with:

(1)	proof of residency (in accordance with IRS requirements), and

(2)	the applicable taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act effective July 1, 2014, U.S. withholding may occur with respect to certain foreign entity Owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships, and trusts)) at a 30% rate without regard to lower treaty rates.
Civil Unions and Domestic Partnerships
Parties to a civil union or domestic partnership are not treated as spouses under federal law. Consequently, certain transactions, such as a change of ownership or continuation of the Contract after death, may be taxable to those individuals. You should consult a tax adviser for more information on this subject.

Non-Natural Owner
When a Non-Qualified Contract is owned by a non-natural person (e.g., a corporation, limited liability company, partnership, trust or certain other entities) the Contract will generally not be treated as an annuity for tax purposes. This means that gain in the Contract will be taxed each year while the Contract is in the Accumulation Phase. This treatment is not generally applied to a Contract held by a trust or other entity as an agent for a natural person. If a trust is not a grantor trust for income tax purposes, and any beneficiary (including a contingent beneficiary) of the trust is a non-natural person, the Contract will not be treated as owned by an agent for a natural person, and gain in the Contract will be taxed annually. This treatment also does not apply to a Contract that qualifies as an immediate annuity. Before purchasing a Contract to be owned by a non-natural person or changing ownership on an existing Contract that will result in it being owned by a non-natural person, you should consult a tax adviser to determine the tax impact.
Distribution
The Contract is sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the Contracts sold by its registered representatives, and MSD serves as principal underwriter of the Contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.
MMLIS and MSD are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). MMLIS and MSD also receive compensation for their actions as principal underwriters of the Contracts.
Commissions and Allowances Paid
Commissions for sales of the Contract by MMLIS registered representatives are paid on behalf of MMLIS by MassMutual to MMLIS registered representatives. Commissions for sales of the Contract by registered representatives of other broker-dealers are paid on behalf of MSD by MassMutual to those broker-dealers. The maximum commission payable for the Contract is 8.63% of Purchase Payments made to a Contract and/or up to 2.4% of Contract Value annually.
Additional Compensation Paid to MMLIS
Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the Contract may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also general agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the Contract by their registered representatives.
Additional Compensation Paid to Certain Broker-Dealers
We and MSD make additional commission payments to certain broker-dealers in the form of asset-based payments and sales-based payments. We also make cash payments and non-cash payments to certain broker-dealers. The asset-based and sales-based payments are made to participate in those broker-dealers’ preferred provider programs or marketing support programs, or to otherwise promote the Contract. Asset-based payments are based on the value of the assets in the MassMutual contracts sold by that broker-dealer. Sales-based payments are paid on each sale of the Contract and each subsequent Purchase Payment applied to the Contract. Cash payments are made to attend sales conferences and educational seminars sponsored by certain broker-dealers. Non-cash payments include various promotional items. For a list of the broker-dealers to whom we currently pay additional compensation for selling the Contract, visit www.MassMutual.com/legal/compensation-arrangements or call our Service Center.

The additional compensation arrangements described in the preceding paragraphs are not offered to all broker-dealers and the terms of such arrangements may differ among broker-dealers. Some broker-dealers may receive two or more of these payments. Such payments may give us greater access to the registered representatives of the broker-dealers that receive such compensation or may influence the way that a broker-dealer markets the Contract. Any such compensation will be paid by MSD or us and will not result in any additional direct charge to you.
Compensation in General
The compensation arrangements described above may provide a registered representative with an incentive to sell the Contract over other available contracts whose issuers do not provide such compensation. You may want to take these compensation arrangements into account when evaluating any recommendation regarding the Contract.
We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus. We may also use some of the 12b-1 distribution fee payments and other payments that we receive from certain Funds to help us make these cash and non-cash payments.
You may want to contact MMLIS or your registered representative to find out more about the compensation they receive in connection with your purchase of a Contract.
Commissions or overrides may also be paid to broker-dealers providing wholesaling services (such as providing sales support and training for sales representatives who sell the Contracts).
Other Information
Collateral Assignment
In certain states, you cannot assign the Contract without our approval. We will refuse or accept any request to assign the Contract on a non-discriminatory basis. Please refer to your Contract and  “Appendix E – State Variations of Certain Contract Features” for more information about state variations.
We must receive a Written Request from you, in Good Order, for any assignment we allow to be binding on us. We will not be liable for any payment or other action we take in accordance with the Contract before we receive notice of the assignment. We are not responsible for the validity of an assignment. You may be subject to tax consequences if you assign your Contract.
If the Contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the Contract. If you assign your Contract, your rights may only be exercised with the consent of the assignee of record.
Registered Representative Transaction Authority
You may authorize us to accept instructions from the registered representative assigned to your Contract in order to make transfers among investment options and changes to allocations for future Purchase Payments. To authorize the registered representative assigned to your Contract to make premium allocations and transfers, you must send a completed Transactional Authorization Form to our Service Center. We may revoke transaction authorization privileges for certain Owners. Transaction authorization may be elected, changed or canceled at any time. We will confirm all transactions in writing.
We are not liable for any loss, cost or expense for action on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and other actions, including any limits on transfers.

Unclaimed Property
Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on Owners, Beneficiaries, and any other payees of proceeds from a Contract.
Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as Beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Service Center. IRS guidance requires us to withhold federal income tax from escheated payments from certain Qualified Contracts, and to report such payments to the IRS on Form 1099-R.
Anti-Money Laundering
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Purchase Payment or block an Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.
Payments We Make
We may be required to suspend or postpone payments for withdrawals or transfers from the Sub-Accounts for any period when:

•	the NYSE is closed (other than customary weekend and holiday closings);

•	trading on the NYSE is restricted;

•	an emergency exists as a result of which disposal of shares of the Funds is not reasonably practicable or we cannot reasonably value the shares of the Funds; or

•	during any other period when the SEC, by order, so permits for your protection.

In addition, if, pursuant to the SEC’s rules, a money market fund suspends payment of redemption proceeds in connection with a liquidation of that Fund, we will delay payment of any transfer, withdrawal or death benefit from the applicable money market Sub-Account until the Fund is liquidated.
Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a Purchase Payment or block an Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.
Changes to the Contract
We reserve the right to amend the Contract to meet the requirements of applicable federal or state laws or regulations, or as otherwise provided in the Contract. We will notify you by Written Notice of such amendments.
Services and Administration
MassMutual has entered into an administrative services agreement with SE2, LLC (SE2), 5801 SW 6th Avenue, Topeka, KS 66636, whereby SE2 will provide the primary services required for the service and administration of the Contract. These services include, but are not limited to: document management services, new business processing, fund transfer, withdrawal, and death benefit processing as well as customer service call handling for all calls from both registered representatives and Owners.

Special Arrangements
For certain group or sponsored arrangements there may be expense savings that can be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected Purchase Payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce or waive the mortality and expense risk charge, the administrative charge, the annual contract maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a Contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.
We reserve the right to modify or terminate such arrangements.
Termination of the Contract
We will terminate your Contract upon the occurrence of any of the following events:

•	the date of the last Annuity Payment if you have applied your entire Contract Value to an Annuity Option;

•	the date withdrawal is made of the entire Contract Value when there are no Annuity Payments remaining;

•	the date of the last payment upon death to the last Beneficiary; or

•	the date your Contract is returned under the right to examine Contract provision.

In addition, in most states we reserve the right to terminate your Contract if no Purchase Payment has been made for at least two consecutive years measured from the date we received the last Purchase Payment; and each of the following amounts is less than $2,000 on the date we send notice of our election to terminate your Contract:

•	your Contract Value less any Premium Tax deducted; and

•	the sum of all Purchase Payments made into your Contract adjusted for any partial withdrawals.

Reservation of Rights
If we reserve the right to limit a contractual right, we will do so by providing prior Written Notice and on a non-discriminatory basis in order to respond to changes in any of the following:

•	market or economic conditions;

•	regulatory requirements;

•	current and future anticipated expenses;

•	unfavorable mortality experience;

•	our financial condition.

Computer System, Cybersecurity, and Service Disruption Risks
The Company and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failures, our respective computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond our control. The failure of our or our business partners’ computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.
The Company and its business partners retain confidential information on our respective computer systems, including customer information and proprietary business information. Any compromise of the security of our or our business partners’ computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal, and other expenses.  The risk of cyber-attacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine and the responses by the United States and other governments).
Geopolitical and other events, including natural disasters, war, terrorism, economic uncertainty, trade disputes, public health crises and related geopolitical events, and widespread disease, including pandemics (such as COVID-19) and epidemics, have led, and in the future may lead, to increased market volatility, which may disrupt U.S. and world economies and markets and may have significant adverse direct or indirect effects on the Company. These events may adversely affect computer and other systems on which the Company relies, interfere with the processing of Contract-related transactions (including the processing of orders from Owners and orders with the Funds) and the Company’s ability to administer this Contract in a timely manner, or have other possible negative effects. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds underlying the Contract to lose value. There can be no assurance that we, the Funds or our service providers will avoid losses affecting the Contract due to these geopolitical and other events. If we are unable to receive U.S. mail or fax transmissions due to a closure of U.S. mail delivery by the government or due to the need to protect the health of our employees, you may still be able to submit transaction requests to the Company electronically or over the telephone. Our inability to receive U.S. mail or fax transmissions may cause delays in the pricing and processing of transaction requests submitted to us by U.S. mail or by fax during that time period.
Legal Proceedings
The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.
While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the Contract.
For more information regarding the Company’s litigation and other legal proceedings, please see the notes to the Company’s financial statements contained within the  SAI.
Our Financial Statements
The financial statements for the Separate Account and the Company are included in the SAI. Our financial statements should be distinguished from the financial statements of the Separate Account, and you should consider our financial statements as bearing only upon our ability to meet our obligations under the Contracts. Contact us at our Service Center for a free copy of these financial statements and the SAI.

Appendix A
Investment Options Available Under the  Contract
Funds Available Under the Contract
The following is a list of Funds currently available under the Contract. The list of Funds is subject to change, as discussed in the prospectus for the Contract.  If the ROP Death Benefit is in effect, the Funds available to you are restricted. Before you invest, you should review the prospectuses for the Funds. These prospectuses contain more information about the Funds and their risks and may be amended from time to time. You can find the prospectuses and other information about the Funds online at www.MassMutual.com/Capital-Vantage. You can also request this information at no cost by calling (866) 645-2362 or sending an email request to MassMutual.services@zinnia.com.
The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Asset Allocation	MML VIP Aggressive Allocation Fund (Service Class)(1)(2) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.23%	13.91%	8.11%	9.26%
Asset Allocation	MML VIP American Funds 65/35 Allocation Fund (Service Class I)(1)(3) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.02%	14.54%	7.37%	8.39%
Asset Allocation	MML VIP Balanced Allocation Fund (Service Class)(1)(4) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.11%	10.80%	4.49%	6.06%
Asset Allocation	MML VIP Conservative Allocation Fund (Service Class)(1)(5) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.08%	9.98%	3.73%	5.33%
Asset Allocation	MML VIP Growth Allocation Fund (Service Class)(1)(6) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.15%	12.60%	6.78%	8.10%
Asset Allocation	MML VIP Moderate Allocation Fund (Service Class)(1)(7) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.12%	11.57%	5.46%	6.81%
Money Market	MML VIP Barings U.S. Government Money Market Fund (Initial Class)(8)(9) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.52%	3.80%	2.87%	1.80%
Fixed Income	Invesco V.I. Global Strategic Income Fund (Series II) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.20% (*)	12.75%	1.39%	2.76%
Fixed Income	MML VIP Barings Core Bond Fund (Service Class)(10) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.70%	7.59%	0.23%	2.38%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Fixed Income	MML VIP Barings Inflation-Protected and Income Fund (Service Class)(11) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.90%	5.57%	0.85%	2.89%
Fixed Income	MML VIP Barings Short-Duration Bond Fund (Service Class I)(12) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.84%	5.76%	2.30%	2.31%
Fixed Income	MML VIP Fidelity Institutional AM® Core Plus Bond Fund (Service Class I)(13) Adviser: MML Investment Advisers, LLC Sub-Adviser: FIAM LLC	0.86%	7.03%	-1.10%	1.58%
Balanced	MML VIP BlackRock® Balanced Fund (Service Class)(1)(14) Adviser: MML Investment Advisers, LLC Sub-Adviser: BlackRock Investment Management, LLC	0.76%	12.56%	7.59%	8.93%
Large Cap Value	MML Income & Growth Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC	0.97%	13.11%	12.07%	10.45%
Large Cap Value	MML VIP Franklin Templeton Equity Fund (Service Class)(15) Adviser: MML Investment Advisers, LLC Sub-Adviser: Brandywine Global Investment Management, LLC	0.69%	17.20%	13.47%	10.96%
Large Cap Value	MML VIP T. Rowe Price Equity Income Fund (Service Class)(16) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	1.04%	14.10%	10.83%	10.24%
Large Cap Blend
Fidelity® VIP Contrafund® Portfolio (Service Class 2)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited
		0.79%	21.19%	15.08%	15.48%
Large Cap Blend	MML Focused Equity Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	1.15%	7.75%	8.48%	12.23%
Large Cap Blend	MML Sustainable Equity Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	0.81%	11.32%	11.66%	12.71%
Large Cap Blend	MML VIP Invesco Main Street Equity Fund (Service Class I)(17) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	1.05%	15.90%	12.21%	14.17%
Large Cap Blend	MML VIP JPMorgan U.S. Research Enhanced Equity Fund (Service Class)(18) Adviser: MML Investment Advisers, LLC Sub-Adviser: J.P. Morgan Investment Management Inc.	1.02%	10.32%	6.79%	5.84%
Large Cap Growth	MML VIP American Funds Growth Fund (Service Class I)(19)(20)(21) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	1.02%	19.66%	12.89%	17.47%
Large Cap Growth	MML VIP Loomis Sayles Large Cap Growth Fund (Service Class)(22) Adviser: MML Investment Advisers, LLC Sub-Adviser: Loomis, Sayles & Company, L.P.	0.95%	14.74%	14.67%	16.05%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Large Cap Growth	MML VIP T. Rowe Price Blue Chip Growth Fund (Service Class)(23) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	1.03%	18.19%	10.81%	14.97%
Small/Mid-Cap Value	MML Small/Mid Cap Value Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.	1.07%	2.17%	8.41%	8.42%
Small/Mid-Cap Value	MML VIP American Century Mid Cap Value Fund (Service Class)(24) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	1.14%	8.62%	8.51%	8.86%
Small/Mid-Cap Value	MML VIP American Century Small Company Value Fund (Service Class I)(25) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	1.24% (*)	-3.60%	4.90%	8.28%
Small/Mid-Cap Blend	MML VIP Invesco Small Cap Equity Fund (Service Class)(26) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.96%	8.59%	8.11%	10.46%
Small/Mid-Cap Growth	MML VIP Invesco Discovery Mid Cap Fund (Service Class I)(27) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	1.10% (*)	—	—	—
Small/Mid-Cap Growth	MML VIP T. Rowe Price Mid Cap Growth Fund (Service Class)(28) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	1.07%	4.10%	3.56%	9.66%
Small/Mid-Cap Growth	MML VIP Wellington Small Cap Growth Equity Fund (Service Class)(29) Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP	1.30% (*)	7.07%	2.41%	10.32%
International/Global	Invesco V.I. International Growth Fund (Series II)(30) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.25% (*)	15.53%	1.88%	5.34%
International/Global	MML Foreign Fund (Service Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Thompson, Siegel and Walmsley LLC	1.17%	32.36%	8.76%	6.46%
International/Global	MML VIP Invesco Global Fund (Service Class I)(31) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	1.06%	22.69%	7.24%	9.68%
International/Global	MML VIP MFS International Equity Fund (Service Class I)(32) Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company	1.18% (*)	25.20%	7.07%	6.97%
Specialty (33)	BlackRock 60/40 Target Allocation ETF V.I. Fund (Class III)(34) Adviser: BlackRock Advisors, LLC Sub-Adviser: N/A	0.58% (*)	15.37%	7.05%	8.45%
Specialty (33)
Nomura VIP Asset Strategy Series (Service Class)(35)
Adviser: Delaware Management Company
Sub-Advisers: Nomura Investment Management Austria Kapitalanlage AG and Macquarie Investment Management Global Limited
		0.77% (*)	16.66%	7.07%	7.84%
Fidelity, Contrafund and Fidelity Institutional AM are registered service marks of FMR LLC. Used with permission.

(*)	This Fund is subject to an expense reimbursement or fee waiver arrangement. As a result, this Fund’s annual expenses reflect temporary expense reductions. See the Fund prospectus for additional information.
(1)	These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in its underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.
(2)	MML VIP Aggressive Allocation Fund formerly known as MML Aggressive Allocation Fund.
(3)	MML VIP American Funds 65/35 Allocation Fund formerly known as MML American Funds Core Allocation Fund.
(4)	MML VIP Balanced Allocation Fund formerly known as MML Balanced Allocation Fund.
(5)	MML VIP Conservative Allocation Fund formerly known as MML Conservative Allocation Fund.
(6)	MML VIP Growth Allocation Fund formerly known as MML Growth Allocation Fund.
(7)	MML VIP Moderate Allocation Fund formerly known as MML Moderate Allocation Fund.
(8)	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.
(9)	MML VIP Barings U.S. Government Money Market Fund formerly known as MML U.S. Government Money Market Fund.
(10)	MML VIP Barings Core Bond Fund formerly known as MML Managed Bond Fund.
(11)	MML VIP Barings Inflation-Protected and Income Fund formerly known as MML Inflation-Protected and Income Fund.
(12)	MML VIP Barings Short-Duration Bond Fund formerly known as MML Short-Duration Bond Fund.
(13)	MML VIP Fidelity Institutional AM® Core Plus Bond Fund formerly known as MML Total Return Bond Fund.
(14)	MML VIP BlackRock® Balanced Fund formerly known as MML Blend Fund.
(15)	MML VIP Franklin Templeton Equity Fund formerly known as MML Equity Fund.
(16)	MML VIP T. Rowe Price Equity Income Fund formerly known as MML Equity Income Fund.
(17)	MML VIP Invesco Main Street Equity Fund formerly known as MML Fundamental Equity Fund.
(18)	MML VIP JPMorgan U.S. Research Enhanced Equity Fund formerly known as MML Managed Volatility Fund.
(19)	The Fund is a “feeder” fund, meaning that it does not buy investment securities directly, but instead invests in shares of a corresponding “master” fund, which in turn purchases investment securities. A fund offered in a master feeder structure may have higher expenses than those of a fund which invests directly in securities because the “feeder” fund bears its own expenses in addition to those of the “master” fund. You should read the Fund prospectuses for more information about this “feeder” fund.
(20)	The MML VIP American Funds Growth Fund invests all of its assets in the Class 1 shares of the American Funds Insurance Series® – Growth Fund. However, this Fund is not available directly as an investment choice under your MassMutual variable product. You should read the prospectus along with the prospectus for the MML VIP American Funds Growth Fund.
(21)	MML VIP American Funds Growth Fund formerly known as MML American Funds Growth Fund.
(22)	MML VIP Loomis Sayles Large Cap Growth Fund formerly known as MML Large Cap Growth Fund.
(23)	MML VIP T. Rowe Price Blue Chip Growth Fund formerly known as MML Blue Chip Growth Fund.
(24)	MML VIP American Century Mid Cap Value Fund formerly known as MML Mid Cap Value Fund.
(25)	MML VIP American Century Small Company Value Fund formerly known as MML Small Company Value Fund.
(26)	MML VIP Invesco Small Cap Equity Fund formerly known as MML Small Cap Equity Fund.
(27)	MML VIP Invesco Discovery Mid Cap Fund formerly known as MML Invesco Discovery Mid Cap Fund.
(28)	MML VIP T. Rowe Price Mid Cap Growth Fund formerly known as MML Mid Cap Growth Fund.
(29)	MML VIP Wellington Small Cap Growth Equity Fund formerly known as MML Small Cap Growth Equity Fund.
(30)	Invesco V.I. International Growth Fund formerly known as Invesco Oppenheimer V.I. International Growth Fund.
(31)	MML VIP Invesco Global Fund formerly known as MML Global Fund.
(32)	MML VIP MFS International Equity Fund formerly known as MML International Equity Fund.
(33)	Specialty funds are an all-encompassing category that consists of funds that forgo broad diversification to concentrate on a certain segment of the economy or a specific targeted strategy. For example, sector funds are targeted strategy funds aimed at specific sectors of the economy, such as financial, technology, healthcare, and so on. Sector funds can, therefore, be more volatile than a more diversified equity fund since the stocks in a given sector tend to be highly correlated with each other.
(34)	While the ROP Death Benefit is in effect, you may not allocate Purchase Payments or Contract Value to this Fund.
(35)	Nomura VIP Asset Strategy Series formerly known as Macquarie VIP Asset Strategy Series.

Appendix B
Contingent Deferred Sales Charge (CDSC) Example
The values shown are based on the following assumptions:

•	B-Share class is purchased with a five year CDSC schedule

•	The following Purchase Payments are made:

Purchase Payment	Contract Year	Date	Amount
1 (on Issue Date)	1	January 15	$100,000
2	1	May 15	10,000
3	2	January 15	200,000

•	On February 15 of Contract Year 4, the Contract Value is $350,000 and a partial withdrawal of $150,000 is made.

To calculate the CDSC, we first determine the withdrawal amount not subject to a CDSC:

(1)	First, the earnings of $40,000 ($350,000 – $310,000) is not subject to a CDSC.

(2)	Next, we would take the withdrawal amount from any Purchase Payments no longer subject to a CDSC. Because all of the Purchase Payments were made within the last five years, and are therefore still subject to a CDSC, we can ignore this step.

(3)	Finally, we look at the free withdrawal amount, which is 10% of the Purchase Payments still subject to a CDSC. The free withdrawal amount is $31,000 (10% × $310,000) and is not subject to a CDSC.

Based on the withdrawal amount not subject to a CDSC, we can determine that $79,000 ($150,000 – $40,000 – $31,000) is the withdrawal amount that is subject to a  CDSC.
Next, we calculate the amount of the CDSC:

(1)	First, we look at the amount of CDSC from Purchase Payment #1. After reducing Purchase Payment #1 by the amount of free withdrawal, the amount remaining subject to a CDSC is $69,000 ($100,000 – $31,000). Since Purchase Payment #1 is three years from the date that Purchase Payment was applied, the CDSC is 5% or $3,450 ($69,000 × 5%).

(2)	The remaining withdrawal amount still subject to a CDSC is $10,000 ($79,000 – $69,000).

(3)	Next, we look at the amount of CDSC from Purchase Payment #2. The Purchase Payment #2 amount is $10,000 and since Purchase Payment #2 is two years from the date that Purchase Payment was applied, the CDSC is 6% or $600 ($10,000 × 6%).

(4)	There is no available remaining withdrawal amount still subject to a CDSC ($10,000 – $10,000).

(5)	The total CDSC is $4,050, which is the sum of the charges on each Purchase Payment ($3,450 + $600).

The total CDSC for this withdrawal is $4,050, which is deducted from the withdrawal amount of $150,000. The net amount of $145,950 ($150,000 – $4,050) is paid to the Owner, unless otherwise instructed.

Appendix C
Free Withdrawal Amount Examples
Example 1 ~ Free Withdrawal Amount in First Contract Year

The values shown are based on the following assumptions:

•	B-Share class is purchased

•	The following Purchase Payments are made:

Purchase Payment	Contract Year	Date	Amount
1 (on Issue Date)	1	January 15	$80,000
2 (on Issue Date)	1	January 15	20,000
3	1	May 15	10,000
To calculate the free withdrawal amount for Contract Year 1, we do the following:

•	We determine the total Purchase Payment subject to a CDSC on the Issue Date ($80,000 + $20,000 = $100,000).

•	We multiply the total Purchase Payment subject to a CDSC on the Issue Date by 10% ($100,000 x 10% = $10,000).

•
We do not consider additional Purchase Payments made after the Issue Date during the first Contract Year when determining the free withdrawal amount in the first Contract Year. Any such Purchase Payments will be a factor in determining the free withdrawal amount in subsequent Contract Years.

Example 2 ~ Free Withdrawal Amount in Fifth Contract Year with a Withdrawal in Contract Year 4

The values shown are based on the following assumptions:

•	B-Share class is purchased

•	The following Purchase Payments are made:

Purchase Payment	Contract Year	Date	Amount
1 (on Issue Date)	1	January 15	$100,000
2	1	May 15	10,000
3	2	January 15	200,000
4	4	March 15	15,000

•	On February 15 of Contract Year 4, the Contract Value is $350,000 and a partial withdrawal of $145,000 is made.

To determine the total Purchase Payments still subject to a CDSC as of the previous Contract Anniversary (the fourth Contract Anniversary), we do the following:
Before calculating amounts for Contract Year 5, we first need to calculate the impact of the February 15 withdrawal in Contract Year 4 on the remaining Purchase Payments in the Contract:

•
We calculate the total remaining Purchase Payments in the Contract as of February 15 is $310,000 ($100,000 + $10,000 + $200,000). The March 15 Purchase Payment is not included because it happened after the February 15 withdrawal.

•	Next, the earnings of $40,000 ($350,000 – $310,000) are withdrawn.

•	The remaining withdrawal ($145,000 – $40,000 = $105,000) is applied to Purchase Payment #1 of $100,000, reducing Purchase Payment #1 to $0.

•	Then the remaining withdrawal after Purchase Payment #1 ($105,000 – $100,000 = $5,000) is applied to reduce the amount of Purchase Payment #2 that is subject to a CDSC ($10,000 – $5,000 = $5,000).

•	Now, none of the $145,000 withdrawal is left to apply to a remaining Purchase Payment ($5,000 – $5,000).

After the withdrawal, we also have a Purchase Payment in Contract Year 4 on March 15, so we have remaining Purchase Payments as follows at the beginning of Contract Year 5:

Purchase Payment	Contract Year	Date	Amount
1 (on Issue Date)	1	January 15	$0
2	1	May 15	5,000
3	2	January 15	200,000
4	4	March 15	15,000
Having determined the impact of the withdrawal to the remaining Purchase Payments, we can now determine the free withdrawal amount available at the beginning of Contract Year 5. The free withdrawal amount is based on the remaining Purchase Payments subject to a CDSC at the beginning of Contract Year 5 (4th Contract Anniversary):

•	All the remaining Purchase Payments are subject to a CDSC.

•	We calculate the remaining Purchase Payments subject to a CDSC ($5,000 + $200,000 + $15,000 = $220,000).

•	The free withdrawal amount is then calculated as 10% of the remaining Purchase Payments (10% x $220,000 = $22,000).

Therefore, if there are any withdrawals taken in Contract Year 5, a starting free withdrawal amount of $22,000 is available.

Appendix D
ROP Death Benefit Examples
Example 1 ~ Impact of Purchase Payments and Determination of Benefit

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	A subsequent Purchase Payment of $10,000 is made at beginning of Contract Year 2

•	Owner dies in Contract Year 5

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Total Purchase Payments Adjusted for Withdrawals
1	$100,000	—	$100,000	$100,000
2	10,000	—	115,000	110,000
5 (receive due proof of Owner’s death and election of the payment method)	—	—	101,000	110,000

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments adjusted for withdrawals.

•	At the beginning of Contract Year 2, a $10,000 subsequent Purchase Payment is made, bringing the total Purchase Payments adjusted for withdrawals to $110,000.

•
Owner dies in Contract Year 5. When we receive due proof of death and election of the payment method for the death benefit, the Contract Value is $101,000. The total Purchase Payments adjusted for withdrawals is $110,000. The ROP Death Benefit is the greater of the Contract Value and the total Purchase Payments adjusted for withdrawals. Therefore, the death benefit is $110,000.

Example 2 ~ Impact of Withdrawal and Determination of Benefit

The values shown are based on the following assumptions:

•	Initial Purchase Payment = $100,000

•	A subsequent Purchase Payment of $10,000 is made at beginning of Contract Year 2

•	A withdrawal of $20,000 is made at beginning of Contract Year 3

•	Owner dies in Contract Year 5

Beginning of Contract Year	Purchase Payment	Withdrawal	Contract Value	Total Purchase Payments Adjusted for Withdrawals
1	$100,000	—	$100,000	$100,000
2	10,000	—	115,000	110,000
3 (immediately prior to withdrawal)	—	—	120,750	110,000
3 (immediately after withdrawal)	—	$20,000	100,750	91,781
4	—	—	95,713	91,781
5 (receive due proof of Owner’s death)	—	—	90,927	91,781

•	On the Issue Date, a $100,000 Purchase Payment is made. This is the initial total Purchase Payments adjusted for withdrawals.

•	At the beginning of Contract Year 2, a $10,000 subsequent Purchase Payment is made, bringing the total Purchase Payments adjusted for withdrawals to $110,000.

•	At the beginning of Contract Year 3, a $20,000 withdrawal (including any CDSC) is made.

•	Immediately prior to when the withdrawal is made, the Contract Value is $120,750, and the total Purchase Payments adjusted for withdrawals is $110,000.

•
Immediately after the withdrawal is made, the Contract Value becomes $100,750 ($120,750 – $20,000), and the total Purchase Payments adjusted for withdrawals is reduced by the same proportion that the Contract Value is reduced:

Total Purchase Payments adjusted for withdrawals (immediately after the withdrawal) = total Purchase Payments adjusted for withdrawals (immediately prior to the withdrawal) – (withdrawal amount / Contract Value immediately prior to the withdrawal) x total Purchase Payments adjusted for withdrawals (immediately prior to the withdrawal)
= $110,000 – ($20,000 / $120,750) x $110,000
= $110,000 – $18,219
= $91,781

•
Owner dies in Contract Year 5. When we receive due proof of death, the Contract Value is $90,927. The total Purchase Payments adjusted for withdrawals is $91,781. The ROP Death Benefit is the greater of the Contract Value and the total Purchase Payments adjusted for withdrawals. Therefore, the death benefit is $91,781.

Appendix E
State Variations of Certain Contract  Features
The following chart describes the material variation of certain features and/or benefits of the Contract in states where the Contract has been approved as of the date of the prospectus.

State	Feature	Variation
California	Right to Cancel Your Contract
For Ages 59 and younger, Contract may be returned within 10 days of receipt; or within 30 days if Contract is issued in replacement of another annuity contract or life insurance policy. Upon its return, Company will refund, within seven calendar days, the Contract Value, plus any fees or charges deducted from Purchase Payments, as of the Business Day Company receives Contract at our Service Center.
For Ages 60 and older, Contract may be returned within 30 days of receipt. During that 30-day period, Purchase Payments will be allocated to a Money Market Sub-Account unless you tell us to allocate Purchase Payments to any other Sub-Account(s).
  If no Purchase Payments are allocated to any other Sub-Account(s) and Contract is returned within 30 days of receipt, Company will refund Purchase Payments, plus any fees.
  If Purchase Payments are allocated to any other Sub-Account(s) and Contract is returned within 30 days of receipt, Company will refund Contract Value, as of the Business Day Contract is received by agent who sold it or by Company at our Service Center. The amount refunded could be less than Purchase Payments, plus any fees.

	Change of Owners	Prohibits Company pre-approval requirement for change of Owner.
	Nursing Home and Hospital Withdrawal Benefit Rider	Not Available
	Collateral Assignment	Prohibits Company pre-approval requirement for collateral assignment.
Connecticut	Right to Cancel Your Contract (if Contract is issued in replacement of another annuity contract or life insurance policy)	10 days for replacements.
	Nursing Home and Hospital Withdrawal Benefit Rider	Not Available
	Terminal Illness Withdrawal Benefit Rider	Not Available
Delaware	Right to Cancel Contract (if Contract is issued in replacement of another annuity contract or life insurance policy)	20 days for replacements.
District of Columbia	Right to Cancel Your Contract (if Contract is issued in replacement of another annuity contract or life insurance policy)	10 days for replacements.
Florida	Right to Cancel Your Contract	Requires 21-day free look period for both new business and replacements.

State	Feature	Variation
	Change of Owners	Limits Company’s right to refuse change of ownership.
	Maximum Total Purchase Payments	Prohibits aggregating multiple contracts to determine cumulative Purchase Payment limit.
	Collateral Assignment	Limits Company’s right to refuse assignment.
New York	Right to Cancel Your Contract	Contract must be returned within 10 days of receipt or within 60 days if Contract is issued in replacement of another annuity contract or life insurance policy.
	The Annuity Phase	The minimum amount that may be applied to an Annuity Option is $5,000 and the minimum Annuity Payment is $20.
	Change of Owner	Prohibits Company right to refuse change of Owner.
	Collateral Assignment	Prohibits Company right to refuse assignments.
Betterment of Rates
Requires amount of annuity benefits not be less than what would be provided by single immediate annuity contract offered by the Company to same class of annuitants. Amount applied to an Annuity Option on the Annuity Date is equal to the greater of the Contract Withdrawal Value or 95% of what the Contract Withdrawal Value would have been if there was no CDSC.

	Deferral of Commutation	Adds right to defer processing request for commutation up to six months.
Annual Contract Maintenance Charge Waived for Full Withdrawal
When you make a full withdrawal we will assess a pro-rated charge based on the ratio of (a) the total calendar days elapsed since the last Contract Anniversary and (b) the total calendar days in the Contract Year.

North Dakota	Right to Cancel Your Contract	Contract must be returned within 20 days of receipt, including where Contract is issued as a replacement.

The SAI contains additional information about the Separate Account. The SAI is incorporated into this prospectus by reference and it is legally part of this prospectus. We filed the SAI with the SEC. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.
Reports and other information about the Separate Account, including the SAI, are available on the SEC website (www.sec.gov).
For a free copy of the SAI, other information about this Contract, or general inquiries, contact our Administrative Office:
MassMutual
PO Box 758511
Topeka, KS 66675-8550
(866) 645-2362
(Fax) (785) 286-6106
(Email) MassMutual.services@zinnia.com
MassMutual.com
Investment Company Act file number: 811-08619
Securities Act file number: 333-203063
Class (Contract) Identifier: C000156664
AN2603

STATEMENT OF ADDITIONAL INFORMATION
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Insurance Company)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4
(Registered Separate Account)

MASSMUTUAL CAPITAL VANTAGE® VARIABLE ANNUITY

An individual flexible premium deferred variable annuity
April 27, 2026
This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated April 27, 2026 for the individual flexible premium deferred variable annuity contracts (Contracts) that are referred to herein.
For a copy of the prospectus, call (866) 645-2362, visit online at www.MassMutual.com/Capital-Vantage, send an email request to MassMutual.services@zinnia.com, or write to MassMutual®, PO Box 758511, Topeka, KS 66675-8550.

TABLE OF CONTENTS

	SAI	Prospectus
The Company ..........................................	2	20
The Separate Account ..................................	2	20
Services ................................................	2	61
Distribution ............................................	2	61
Fixed Annuity Payout Rates ............................	3	37
Payment of Death Benefit ..............................	3	42
Experts ................................................	4
Financial Statements ...................................	4

1
AN2603-SAI

THE COMPANY
In this Statement of Additional Information, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual®). MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, MassMutual Strategic Distributors, Institutional Solutions and Worksite.
MassMutual was established on May 15, 1851 and is organized as a mutual life insurance company in the Commonwealth of Massachusetts. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.
THE SEPARATE ACCOUNT
We established Massachusetts Mutual Variable Annuity Separate Account 4 (Separate Account) as a separate account under Massachusetts law on July 9, 1997. The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act.
The Separate Account holds the assets that underlie the Contracts (and certain other contracts that we issue), except any assets allocated to our General Account. We keep the Separate Account assets separate from the assets of our General Account and other separate accounts. The Separate Account is divided into Sub-Accounts, each of which invests exclusively in a single Fund.
We own the assets of the Separate Account. We credit gains to, or charge losses against, the Separate Account, whether or not realized, without regard to the performance of other investment accounts. The Separate Account’s assets may not be used to pay any of our liabilities other than those arising from the Contracts (or other contracts that we issue and that are funded by the Separate Account). If the Separate Account’s assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account. The obligations of the Separate Account are not our generalized obligations and will be satisfied solely by the assets of the Separate Account. We are obligated to pay all amounts promised to investors under the Contract.
SERVICES
MassMutual has entered into an administrative services agreement with SE2, LLC (SE2), 5801 SW 6th Avenue, Topeka, KS 66636, whereby SE2 will provide the primary services required for the service and administration of the Contract. These services include, but are not limited to: document management services, new business processing, fund transfer, withdrawal, and death benefit processing as well as customer service call handling for all calls from both registered representatives and Owners.
During the last three years, SE2 was paid the amounts shown below for providing these administrative services for the Separate Account.

2025	2024	2023
$114,964	$115,444	$117,447
DISTRIBUTION
The Contract is sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Strategic Distributors, LLC (MSD), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the Contracts sold by its registered representatives, and MSD serves as principal underwriter of the Contracts sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.
MMLIS and MSD are located at 1295 State Street, Springfield, MA 01111-0001. MMLIS and MSD are registered with the SEC as broker-dealers under the Securities and Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).
During the last three years, MMLIS and MSD were paid the compensation amounts shown below for their actions as principal underwriters for the Contracts described in the prospectus.

Year	MMLIS	MSD
2025	$255,722	$0
2024	$213,498	$0
2023	$200,946	$0
2

Commissions for sales of the Contract by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to MMLIS registered representatives. Commissions for sales of the Contract by registered representatives of other broker-dealers are paid by MassMutual on behalf of MSD to those broker-dealers.
During the last three years, commissions, as described in the prospectus, were paid by MassMutual through MMLIS and MSD as shown below.

Year	MMLIS	MSD
2025	$1,513,205	$0
2024	$1,171,542	$0
2023	$965,118	$0
The offering is on a continuous basis.
FIXED ANNUITY PAYOUT RATES
The assumptions for determining the Fixed Annuity Payout Rates are:
(1)  The 2012 Individual Annuity Mortality (IAM) mortality table, projected to the year 2052 with 100% of Projection Scale G2 for both males and females, applies to all Annuity Options which include life contingent payments. Where applicable, unisex mortality rates and projection factors are based on a 30%/70% male/female weighting.
(2)  Age will be determined based on each Annuitant’s birthday nearest the applicable Annuity Date with a five-year Age setback applied in all instances. For example, Age 65 is considered the period of time between age 64 years, 6 months and one day and age 65 years and 6 months. Once the Age has been determined, the setback would then be applied (e.g. Age 65 will be considered Age 60).
(3)  An effective annual interest rate of 0.10% (0.50% for Contracts issued in New York).
If the single premium immediate annuity rates we offer to the same class of Annuitants and designate for this purpose on the Annuity Date are higher than the Fixed Annuity Payout Rates for the Contract, the higher rates will be used.
PAYMENT OF DEATH BENEFIT
MassMutual will require due proof of death before any death benefit is paid. Due proof of death will be:
(1)  a certified death certificate;
(2)  a certified decree of a court of competent jurisdiction as to the finding of death; or
(3)  any other proof satisfactory to MassMutual.
All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.
The Beneficiary designation in effect on the date we issue the Contract will remain in effect until changed. Unless you provide otherwise, the death benefit will be paid in equal shares to the Beneficiary(ies) as follows:
(1)  to the primary Beneficiary(ies) who survive your death and/or the Annuitant’s death, as applicable; or
(2)  if there is no primary Beneficiary who survives your death and/or any Annuitant’s death, as applicable, to the contingent Beneficiary(ies) who survive the Owner’s and/or the Annuitant’s death, as applicable; or
(3)  if there is no primary or contingent Beneficiary who survives your death, and/or any Annuitant’s death, as applicable, to you or your estate.
You may name an irrevocable Beneficiary(ies). In that case, a change involving the irrevocable Beneficiary requires the consent of the irrevocable Beneficiary. If an irrevocable Beneficiary is named, the Contract Owner retains all other contractual rights.
See the “Death Benefit” section in the prospectus for more information on death benefits.
3

EXPERTS
The financial statements of Massachusetts Mutual Variable Annuity Separate Account 4 as of December 31, 2025 and for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company) as of December 31, 2025 and 2024, and for each of the years in the three-year period ended December 31, 2025, each have been included in this Statement of Additional Information herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, each of which are also included herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP’s report, dated February 26, 2026, states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP’s report states that the financial statements of the Company are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.
FINANCIAL STATEMENTS
The December 31, 2025 financial statements of Massachusetts Mutual Variable Annuity Separate Account 4 and the December 31, 2025 financial statements of Massachusetts Mutual Life Insurance Company are incorporated into this SAI by reference to Massachusetts Mutual Variable Annuity Separate Account 4’s most recent Form N-VPFS (“Form N-VPFS”) filed with the SEC.
4
AN2603-SAI

PART C
OTHER INFORMATION

Item 27.       Exhibits

Exhibit (a)

Board of Directors of Massachusetts Mutual Life Insurance Company authorizing the establishment of the Separate Account 4 – Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement File No. 333-202684 filed April 28, 2021

Exhibit (b)	Not Applicable.
Exhibit (c)	i.

Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, LLC and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

ii.

Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated April 1, 2014 between MML Strategic Distributors, LLC and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

iii.

Template for Insurance Product Distribution Agreement (version 4/2021) (MML Strategic Distributors, LLC, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-255824 filed April 25, 2023

Exhibit (d)	i.

Template Individual Variable Deferred Annuity Contract with Flexible Purchase Payments – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-203063 filed September 8, 2015

	ii.	Template Contract Schedule(s) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-203063 filed September 8, 2015
	iii.	Return of Purchase Payment Death Benefit Rider – Incorporated by reference to Initial Registration Statement File No. 333-203063 filed March 27, 2015
	iv.	Nursing Home and Hospital Withdrawal Benefit Rider – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-202684 filed September 8, 2015
	v.	Terminal Illness Withdrawal Benefit Rider – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-202684 filed September 8, 2015
	vi.	Unisex Rider – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-202684 filed May 29, 2015
	vii.	Qualified Plan Rider – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-202684 filed May 29, 2015
	viii.	Individual Retirement Annuity Rider – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-202684 filed May 29, 2015
	ix.	Roth Individual Retirement Annuity Rider – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-202684 filed May 29, 2015
	x.	SIMPLE IRA Rider – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-202684 filed May 29, 2015
Exhibit (e)	Individual Variable Deferred Annuity Contract Application – Incorporated by reference to Initial Registration Statement File No. 333-203063 filed March 27, 2015
Exhibit (f)	i.

Copy of Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

ii.

By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 8, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

Exhibit (g)	Not Applicable.
Exhibit (h)	i.	Fund Participation Agreements
		a.	AIM Funds (Invesco Funds)
1.

Participation Agreement dated April 30, 2004 with revised Schedule A as of July 6, 2005 (AIM Variable Insurance Funds, A I M Distributors, Inc., and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

				i.	Amendment No. 1 effective as of July 1, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				ii.	Amendment No. 2 effective April 30, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				iii.	Amendment No. 3 effective May 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				iv.	Amendment dated May 3, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
2.

Financial Support Agreement dated October 1, 2016 (Invesco Distributors, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-150916 filed April 26, 2017

				i.	Amendment No. 1 dated May 24, 2019 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
				ii.	Amendment No. 2 effective April 1, 2022 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-255824 filed April 25, 2023
3.

Administrative Services Agreement dated October 1, 2016 (Invesco Advisers, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		b.	BlackRock Funds
1.

Participation Agreement effective July 13, 2015 (BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC, and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement File No. 333-203063 filed April 28, 2022

				i.	Amendment regarding Rules 30e-3 and 498A as of April 1, 2021 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-259818 filed April 28, 2022
2.

Administrative Services Agreement effective as of July 13, 2015 (BlackRock Advisors, LLC and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-203063 filed April 28, 2021

3.

Distribution Sub-Agreement dated as of as of July 13, 2015 (Blackrock Variable Series Funds, Inc. and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-203063 filed April 28, 2021

i.

Amendment dated as of September 30, 2015 (Blackrock Variable Series Funds, Inc., Massachusetts Mutual Life Insurance Company and MML Strategic Distributors, LLC) – Incorporated by reference to Initial  Registration Statement to Registration Statement File No. 333-203063 filed April 28, 2021

		c.	Fidelity Funds
1.

Amended and Restated Participation Agreement dated May 22, 2017 (Fidelity® Variable Insurance Products Fund, Fidelity® Variable Insurance Products Fund II, Fidelity® Variable Insurance Products Fund III, Fidelity® Variable Insurance Products Fund IV, Fidelity® Variable Insurance Products Fund V, Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-202684 filed April 24, 2018

i.

First Amendment dated May 22, 2017 to the Amended and Restated Participation Agreement dated May 22, 2017 – Incorporated by  reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-202684 filed April 24, 2018

ii.

Amendment dated January 21, 2019 to Schedule A to the Amended and Restated Participation Agreement dated May 22, 2017, as amended – Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement File No. 333-202684 filed April 25, 2019

		iii.	Amendment dated October 1, 2020 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Amendment dated March 1, 2021 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		v.	Amendment dated October 18, 2023 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-255824 filed April 25, 2024
2.

Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

3.

Service Contract dated January 1, 2004 (MML Investors Services, LLC, MML Strategic Distributors, LLC, and MML Distributors, LLC and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

		i.	First Amendment dated October 1, 2008 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017
		ii.	Second Amendment dated May 22, 2017 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		iii.	Third Amendment dated November 1, 2018 – Incorporated by reference to Initial Registration Statement to Registration Statement File No. 333-259818 filed September 27, 2021
iv.

Fourth Amendment dated September 28, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Registration Statement File No. 333-206438 filed November 15, 2021

	4.	Service Agreement dated October 1, 1999 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017
		i.	Amendment dated May 22, 2017 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		ii.	Second Amendment dated December 13, 2017 – Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 333-150916 filed April 24, 2018
		iii.	Third Amendment dated January 1, 2021 – Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement File No. 333-202684 filed April 28, 2021
d.	Ivy Funds
1.

Participation Agreement dated as of October 25, 2012 (Waddell & Reed, Inc., Ivy Funds Variable Insurance Portfolios and Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021

		i.	First Amendment dated January 18, 2013 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021
		ii.	Second Amendment dated June 12, 2015 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		iii.	Third Amendment dated February 18, 2016 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		iv.	Fourth Amendment dated October 1, 2016 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		v.	Fifth Amendment dated March 1, 2017 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		vi.	Sixth Amendment dated May 1, 2021 regarding Rules 30e-3 and 498a – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-112626 filed January 27, 2022

vii.

Seventh Amendment dated October 20, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-112626 filed January 27, 2022

2.

Services Agreement dated October 25, 2012 by and among Waddell & Reed, Inc., Massachusetts Mutual Life Insurance Company and MML Distributors, LLC – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021

		i.	Amendment No. 1 effective April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		ii.	Amendment No. 2 effective April 15, 2015 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
		iii.	Amendment No. 3 dated October 1, 2016 – Incorporated by reference to Post-Effective Amendment No. 11 to Registration Statement File No. 333-206438 filed November 15, 2021
iv.

Amendment No. 4 dated October 20, 2021 (C.M. Life Insurance Company becomes a party to the Agreement) – Incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement File No. 333-112626 filed January 27, 2022

e.	MML Funds
1.

Participation Agreement dated August 15, 2008 (MML Series Investment Fund, American Funds Insurance Series, Capital Research and Management Company, and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Initial Registration Statement to File No. 333-259818 filed September 27, 2021

		i.	First Amendment to Participation Agreement effective March 17, 2017 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-259818 filed on or about April 24, 2026
		ii.	Second Amendment to Participation Agreement effective March 31, 2026 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-259818 filed on or about April 24, 2026
2.

Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		i.	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		ii.	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iii.	Third Amendment dated April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		v.	Fifth Amendment dated August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vi.	Sixth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		vii.	Seventh Amendment dated August 11, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
		viii.	Eighth Amendment dated February 20, 2020 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020
		ix.	Ninth Amendment dated June 2, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021
f.	MML II Funds
1.

Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

		i.	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

				ii.	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				iii.	Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				iv.	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				v.	Fifth Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				vi.	Sixth Amendment dated and effective August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				vii.	Seventh Amendment dated and effective November 12, 2012 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				viii.	Eighth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				ix.	Ninth Amendment dated August 11, 2015 – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021
				x.	Tenth Amendment dated February 20, 2020 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-202684 filed April 28, 2020
				xi.	Eleventh Amendment dated June 2, 2021 regarding Rules 30e-3 and 498A – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-255824 filed August 24, 2021
	ii.	Rule 22c-2 Agreements (Shareholder Information Agreements)
a.

AIM Investment Services, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

			1.	Amendment No. 1 dated June 30, 2020 – Incorporated by reference to Pre-Effective Amendment 3 to Registration Statement File No. 333-229670 filed October 2, 2020
b.

Fidelity Distributors Corporation effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

c.

Ivy Funds Variable Insurance Portfolios Amended and Restated Agreement dated November 13, 2012 (Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Initial Registration Statement File No. 333-259818 filed September 27, 2021

d.

MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

e.

MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-45039 filed June 25, 2021

Exhibit (i)		Administrative Services
		a.	SE2, LLC
1.

First Amended and Restated Master Services Agreement effective May 28, 2013 by and between Massachusetts Mutual Life Insurance Company and SE2, LLC – Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-203063 filed April 25, 2023

Exhibit (j)	Not Applicable.
Exhibit (k)	Opinion and Consent of Counsel – Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement File No. 333-203063 filed April 28, 2022

Exhibit (l)	i.	Auditor Consents (*):
• Company Financial Statements
• Separate Account Financial Statements
ii.

Resolution Regarding the Rules and Regulations of the Board of Directors dated February 13, 2019 – Incorporated by reference to Pre-Effective Amendment No. 3 to Registration Statement File No. 333-229670 filed October 2, 2020

Exhibit (m)	Not Applicable.
Exhibit (n)	Not Applicable.
Exhibit (o)	Not Applicable.
Exhibit (p)	i.	a.	Powers of Attorney for:
		•	Roger W. Crandall
		•	Kathleen A. Corbet
		•	James H. DeGraffenreidt, Jr.
		•	Mary Jane Fortin
		•	Isabella D. Goren
		•	Bernard A. Harris, Jr.
		•	Michelle K. Lee
		•	Jeffrey M. Leiden
		•	Laura J. Sen
		•	Amy M. Stepnowski
– Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement File No. 333-255824 filed April 25, 2025
		b.	Powers of Attorney for:
		•	Gregory Giardiello
		•	David H. Long
– Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-255824 filed September 4, 2025
		c.	Power of Attorney for:
		•	Michael Thomas Rollings
– Incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement File No. 333-255824 filed December 18, 2025
Exhibit (q)	Not Applicable.
Exhibit (r)	Not Applicable.

Item 28.       Directors and Officers of the Insurance Company

Directors of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, Director, Chairman 1295 State Street Springfield, MA 01111	Kathleen A. Corbet, Director 34 Louises Lane New Canaan, CT 06840	Isabella D. Goren, Director 8030 Acoma Lane Dallas, TX 75252
Michael T. Rollings, Director 9625 E AW Tillinghast Road Scottsdale, AZ 85262	James H. DeGraffenreidt, Jr., Director 406 Cedarcroft Road Baltimore, MD 21212	Michelle K. Lee, Director 19952 Moran Lane Saratoga, CA 95070
Jeffrey M. Leiden, Director 127 South Beach Road Hobe Sound, FL 33455	Laura J. Sen, Director 95 Pembroke Street, Unit 1 Boston, MA 02118	Amy M. Stepnowski 29 Newgate Drive Glastonbury, CT 06033
David H. Long, Director 10 Strawberry Hill Street Dover, MA 02030	Bernard A. Harris, Jr., Director 3333 Allen Parkway, #1709 Houston, Texas 77019

Principal Officers of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, President and Chief Executive Officer 1295 State Street Springfield, MA 01111	Eric Partlan, Chief Investment Officer 10 Fan Pier Boulevard Boston, MA 02210
Julieta Sinisgalli, Treasurer 10 Fan Pier Boulevard Boston, MA 02210	John Rugel, Head of Operations 10 Fan Pier Boulevard Boston, MA 02210
Michael J. O’Connor, General Counsel 1295 State Street Springfield, MA 01111	Susan Cicco, Chief of Staff to the Chairman & CEO 1295 State Street Springfield, MA 01111
Mary Jane Fortin, Chief Financial Officer 10 Fan Pier Boulevard Boston, MA 02210	Sears Merritt, Head of Technology & Experience 10 Fan Pier Boulevard Boston, MA 02210
Dominic Blue, Head of Third-Party Distribution and New Markets 1295 State Street Springfield, MA 01111	Geoffrey Craddock, Chief Risk Officer 10 Fan Pier Boulevard Boston, MA 02210
Paul LaPiana, Head of Brand, Product and Affiliated Distribution 1295 State Street Springfield, MA 01111	Tokunbo Akinbajo, Corporate Secretary 1295 State Street Springfield, MA 01111
Gregory Giardiello, Corporate Controller 10 Fan Pier Boulevard Boston, MA 02210

Item 29.       Persons Controlled by or Under Common Control with the Insurance Company or the Registered Separate Account

– Incorporated by reference to Item 32 on Form N-6 in Post-Effective Amendment No. 6 to Registration Statement File No. 333-259818 filed on or about April 24, 2026

Item 30.       Indemnification

MassMutual directors and officers are indemnified under Article V. of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

ARTICLE V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:

“ARTICLE V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

Item 31.         Principal Underwriters

(a)

MML Investors Services, LLC (“MMLIS”) acts as principal underwriter of the contracts/policies/certificates sold by its registered representatives and MML Strategic Distributors, LLC (“MSD”) serves as principal underwriter of the contracts/policies/certificates sold by registered representatives of other broker-dealers who have entered into distribution agreements with MSD.

MMLIS and MSD either jointly or individually act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II.

(b)	MMLIS and MSD are the principal underwriters for this Contract. The following people are officers and directors of MMLIS and officers and directors of MSD:

DIRECTORS AND OFFICERS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
Vaughn Bowman	Director, Chairman of the Board, Chief Executive Officer, and President	*
John Vaccaro	Director and Chairman Emeritus	*
Geoffrey Craddock	Director	10 Fan Pier Boulevard Boston, MA 02210
Paul LaPiana	Director	*
Jennifer Reilly	Director	10 Fan Pier Boulevard Boston, MA 02210
Joseph Mallee	Director, Agency Field Force Supervisor and Vice President	*
David Mink	Vice President and Chief Operations Officer	*
Frank Rispoli	Chief Financial Officer and Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Edward K. Duch, III	Chief Legal Officer, Vice President, and Secretary	*
Courtney Reid	Chief Compliance Officer	*
James P. Puhala	Deputy Chief Compliance Officer	*
Michael Gilliland	Deputy Chief Compliance Officer	*
Thomas Bauer	Chief Technology Officer	*
Anthony Frogameni	Chief Privacy Officer	*
Linda Bestepe	Vice President	*
Brian Foley	Vice President	10 Fan Pier Boulevard Boston, MA 02210
James Langham	Vice President	*
Michael Thomas	Vice President	2 Park Ave New York, NY 10016
Daken Vanderburg	Vice President	*
Mary B. Wilkinson	Vice President	10 Fan Pier Boulevard Boston, MA 02210
George Randall	Field Risk Officer	*
Alyssa O’Connor	Assistant Secretary	*
Pablo Cabrera	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Jeffrey Sajdak	Assistant Treasurer	*
Elizabeth Marin	Assistant Treasurer	*
Kevin Lacomb	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Tricia Cohen	Continuing Education Officer	*
Mario Morton	Registration Manager	*
Kelly Pirrotta	AML Compliance Officer	*
John Rogan	Regional Vice President	*
Sarah Hedges	Regional Vice President	*
David Smith	Regional Vice President	*
Tanya Wilber	Regional Vice President	*

* 1295 State Street, Springfield, MA 01111-0001

DIRECTORS AND OFFICERS OF MML STRATEGIC DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address
Dominic Blue	Director and Chairman of the Board	*
Matthew DiGangi	Director, Chief Executive Officer, and President	*
Geoffrey Craddock	Director	10 Fan Pier Boulevard Boston, MA 02210
Jennifer Reilly	Director	10 Fan Pier Boulevard Boston, MA 02210
Frank Rispoli	Chief Financial Officer and Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Edward K. Duch, III	Chief Legal Officer, Vice President, and Secretary	*
James P. Puhala	Vice President and Chief Compliance Officer	*
Vincent Baggetta	Chief Risk Officer	*
Paul LaPiana	Vice President	*

Anna Sciortino	Vice President	10 Fan Pier Boulevard Boston, MA 02210
Alyssa O’Connor	Assistant Secretary	*
Pablo Cabrera	Assistant Treasurer	10 Fan Pier Boulevard Boston, MA 02210
Jeffrey Sajdak	Assistant Treasurer	*
Elizabeth Marin	Assistant Treasurer	*
Mario Morton	Registration Manager	*
Kelly Pirrotta	AML Compliance Officer	*
(*)	1295 State Street, Springfield, MA 01111-0001

(c)

Compensation From the Registrant
For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registered Separate Account during the Registered Separate Account’s last fiscal year, refer to the “Distribution” section of the Statement of Additional Information.

Item 32.        Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registered Separate Account through Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001.

Item  33.        Management Services

Not Applicable

Item 34.        Fee Representation

REPRESENTATION UNDER SECTION 26(f)(2)(A) OF
THE INVESTMENT COMPANY ACT OF 1940

Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the MassMutual Capital Vantage® (“Capital Vantage”) contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wilmington, and the State of North Carolina on this 24th day of April, 2026.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4
(Registered Separate Account)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Insurance Company)

By	ROGER W. CRANDALL* Roger W. Crandall President and Chief Executive Officer (principal executive officer) Massachusetts Mutual Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
ROGER W. CRANDALL * Roger W. Crandall	Director and Chief Executive Officer (principal executive officer)	April 24, 2026
MARY JANE FORTIN * Mary Jane Fortin	Chief Financial Officer (principal financial officer)	April 24, 2026
GREGORY GIARDIELLO * Gregory Giardiello	Corporate Controller (principal accounting officer)	April 24, 2026
KATHLEEN A. CORBET * Kathleen A. Corbet	Director	April 24, 2026
JAMES H. DEGRAFFENREIDT, JR. * James H. DeGraffenreidt, Jr.	Director	April 24, 2026
ISABELLA D. GOREN * Isabella D. Goren	Director	April 24, 2026
BERNARD A. HARRIS, JR. * Bernard A. Harris, Jr.	Director	April 24, 2026
MICHELLE K. LEE * Michelle K. Lee	Director	April 24, 2026
JEFFREY M. LEIDEN * Jeffrey M. Leiden	Director	April 24, 2026
DAVID H. LONG * David H. Long	Director	April 24, 2026
MICHAEL THOMAS ROLLINGS * Michael Thomas Rollings	Director	April 24, 2026
LAURA J. SEN * Laura J. Sen	Director	April 24, 2026
AMY M. STEPNOWSKI * Amy M. Stepnowski	Director	April 24, 2026
/s/ GARY F. MURTAGH * Gary F. Murtagh Attorney-in-Fact pursuant to Powers of Attorney

INDEX TO EXHIBITS

Item No.	Exhibit
Item 27.	Exhibit (l)	i.	Auditor Consents
			•	Company Financial Statements
			•	Separate Account Financial Statements